UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-58433

Marshall Funds, Inc.

(Exact name of registrant as specified in charter)

111 East Kilbourn Avenue

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

John M. Blaser

M&I Investment Management Corp.

111 East Kilbourn Avenue

Milwaukee, WI 53202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 236-3863

Date of fiscal year end: August 31

Date of reporting period: August 31, 2007

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Not FDIC Insured	No Bank Guarantee	May Lose Value

Annual Report—Commentary	Marshall Large-Cap Value Fund

Fund Managers:	Daniel P. Brown and Robert G. Cummisford
Began Investment Experience:	1990 and 1992, respectively
Analyst:	Casey J. Sambs

The Marshall Large-Cap Value Fund returned 12.89% for the fiscal year ended August 31, 2007 versus the Lipper Large-Cap Value Funds Index and the Russell 1000® Value Index, which returned 14.09% and 12.85%, respectively.

Forces such as mortgage/sub-prime lending, inflation fears, declining housing markets, and volatile energy and commodities prices influenced the market environment over the past twelve months. Energy holdings contributed the most to the Fund’s positive return this past year as they benefited from higher than expected oil prices. Specifically, our integrated holdings in Chevron (4.2% of the Fund, +40.3%) and ConocoPhillips (4.0% of the Fund, +32.0%) performed well. The Fund also was rewarded by strong stock selection primarily in the Financials, Energy and Industrials sectors and with a number of acquisitions, including mining company Phelps Dodge (+45%), brokerage company A.G. Edwards (+51%) and chemical company Lyondell (0.6% of the Fund, +83%). The Fund held overweight positions in a variety of insurers and investment banks, including Travelers (2.5% of the Fund, up 17.6%), Goldman Sachs (1.1% of the Fund, up 19.2%), and Morgan Stanley (2.2% of the Fund, up 15.0%), which added significantly to returns. The Fund was rewarded for the second consecutive year by our Telecommunication Services holdings as they advanced 30.7% with AT&T (2.6% of the Fund) alone rising 33.1%.

The Fund’s holding of drug maker Pfizer (2.9% of the Fund, down 6.0%) detracted from returns as the company experienced setbacks related to new drugs and patent protection of some existing top selling drugs. The Fund continued to hold this stock as we believed that it represented an attractive opportunity for shareholders especially given its 4.7% dividend yield. In addition, the large weighting towards Financials hurt overall Fund performance as the sector returned only 2.9% for the fiscal period. Investors were concerned about the effect of mortgage defaults and a deteriorating credit environment hurting the sector.

The Fund’s strategy continued to focus on large, U.S. companies with proven earnings and revenue growth that trade at attractive valuations. We also actively searched for stocks with attractive dividend yields. As of fiscal year-end, over 90% of the Fund’s investments were paying dividends.

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 15.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Average Annual
Total Returns (Investor Class)*
As of 8/31/07
	Fund	Russell 1000® VI	LLCVFI
1-year	12.89%	12.85%	14.09%
5-year	11.07%	14.54%	12.52%
10-year	6.44%	9.07%	6.96%

Average Annual
Total Returns (Advisor Class)
As of 8/31/07
	Fund	Russell 1000® VI	LLCVFI
1-year (NAV)	12.89%	12.85%	14.09%
1-year (Offer)	6.40%
5-year (NAV)	11.07%	14.54%	12.52%
5-year (Offer)	9.76%

Since Inception
(12/31/98)
NAV	5.17%	7.44%	5.25%
Offer	4.45%

Gross expenses: 1.22%. The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 5.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations**
Sector	Fund
Consumer Discretionary	5.2%
Consumer Staples	5.7%

Energy	15.4%
Financials	28.0%
Healthcare	8.7%
Industrials	11.8%

Information Technology	7.7%
Materials	3.6%
Telecommunication Services	7.4%
Utilities	4.4%

Purchased Put Option	0.3%
Other Assets & Liabilities, Net	1.8%

Total	100.0%

Annual Report—Commentary	Marshall Large-Cap Growth Fund

Fund Managers:	Robert G. Cummisford and Alan K. Creech
Began Investment Experience:	1992 and 1995, respectively
Analyst:	Shane T. Sawyer

The Marshall Large-Cap Growth Fund returned 16.68% for the fiscal year ended August 31, 2007 versus the Lipper Large-Cap Growth Funds Index and the Russell 1000® Growth Index, which returned 16.90% and 17.70%, respectively.

Volatility in the equity markets picked up as the year unfolded. Investors attempted to weigh the economic impacts of sub-prime lending, declining housing markets, volatile energy and commodities prices, merger and acquisition activity, and inflationary fears. However, strong corporate profits seemed to rule in the end and markets generally trended higher over the period. We maintained our disciplined strategy of focusing on large, U.S. companies with strong earnings growth and believe this will prove beneficial in the ensuing year as we expect that these stocks will increasingly come into favor.

The Fund benefited most from our positions in the Information Technology, Materials, and Energy sectors. Apple Computer (3.1% of the Fund) was up over 104% during the year and was the top contributor to Fund performance. Additional strong technology performance came from EMC (0.0% of the Fund), MEMC Electronic Materials (1.0% of the Fund) and Cisco Systems (3.6% of the Fund). These stocks were up 71.5%, 60.6% and 45.2%, respectively. Copper producer Phelps Dodge was up over 45% and was ultimately acquired by another Fund holding—Freeport McMoRan (1.4% of the Fund). Freeport was up 59.2% during the year. We repositioned our holdings in the Energy sector towards the higher growth drillers, equipment and service companies, establishing positions in companies such as Schlumberger (2.6% of the Fund) and Transocean (1.0% of the Fund).

More recently the Consumer Discretionary and Financials sectors were hard hit with pressures from sub-prime lending, declines in the housing market, and fears of an economic slowdown. These sectors detracted the most from Fund performance during the year, despite our reduced exposures. Another drag on performance relative to our benchmarks was our decision not to invest in online retailer Amazon due to its high valuation. Unfortunately, the stock still climbed 159% in the year. In addition, timing proved to be ever more important in the increasingly volatile market environment. As these sectors pulled back we pursued opportunities to take advantage of improved valuations only to find in several cases that it was not yet “safe to go back in the water.” An example of this is Office Depot (0.0% of the Fund). Investors had been anticipating benefits from a restructuring within the company and when these benefits failed to materialize the stock was punished.

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 15.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Average Annual
Total Returns (Investor Class)*
As of 8/31/07
	Fund	Russell 1000® GI	LLCGFI
1-year	16.68%	17.70%	16.90%
5-year	9.34%	10.46%	9.37%
10-year	4.24%	4.14%	3.55%

Average Annual
Total Returns (Advisor Class)

As of 8/31/07
	Fund	Russell 1000® GI	LLCGFI
1-year (NAV)	16.68%	17.70%	16.90%
1-year (Offer)	9.97%
5-year (NAV)	9.34%	10.46%	9.37%
5-year (Offer)	8.05%

Since Inception
(12/31/98)
NAV	1.40%	0.21%	(0.14)%
Offer	0.71%

Gross expenses: 1.27%. The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 5.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations**
Sector	Fund
Consumer Discretionary	8.9%
Consumer Staples	8.5%

Energy	7.5%
Financials	7.2%
Healthcare	16.7%
Industrials	13.5%

Information Technology	30.1%
Materials	2.5%
Telecommunication Services	0.7%
Utilities	1.9%

Other Assets & Liabilities, Net	2.5%

Total	100.0%

Annual Report—Commentary	Marshall Mid-Cap Value Fund

Fund Manager:	Matthew B. Fahey
Began Investment Experience:	1980
Analysts:	Gregory S. Dirkse, CFA; Laura Hosbein, CFA; Leon D. Dodge, CFA

The Marshall Mid-Cap Value Fund returned 13.52% for the fiscal year ended August 31, 2007 versus the Lipper Mid-Cap Value Funds Index and the Russell Midcap® Value Index, which returned 15.56% and 12.43%, respectively.

Nine of the ten economic sectors in the Russell Index recorded positive results during the past year. Returns ranged from over 30% in the Industrials and Materials sectors to a fractional loss in Financials. The Fund recorded positive returns in the same nine sectors as the Index. Only three sectors in the Index failed to produce returns greater than 10%, namely Financials, Consumer Discretionary, and Healthcare. The common thread among these groups was that they were more leveraged to the U.S. economy than the world economy. The largest component in the Index, Financials, which makes up approximately 31% of the Index, was basically flat year-over-year, but down sharply during the back half of the fiscal year, as the well-publicized sub-prime mortgage issues affected numerous mid-cap financial stocks. The Fund retained an underweight position in Financials, but the list of interesting value stocks grew. Results in the Consumer Discretionary sector lagged the Index, as fallout from the mortgage market issues curtailed spending by consumers. The Fund held an underweight position in Consumer Discretionary at the end of the year.

Overweight positions in the Information Technology and Energy sectors coupled with strong stock picking added value versus the Index. Information Technology holdings were up over 30% versus the typical Information Technology stock in the Index advancing an average of 21%. We continued to find good value in the Information Technology sector with many companies reflecting strong cash flow characteristics, attractive valuations and low investor expectations.

The stocks in the Utilities sector in the Fund produced an average return of approximately 27%, well ahead of the 17% results in the Index. PPL Corporation (1.4% of the Fund) and Entergy Corp. (1.4% of the Fund) led the results with returns over 35% each. Stocks in the Materials segment of the Fund advanced approximately 17%, but trailed those in the Index which was up 36% overall.

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 15.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Average Annual
Total Returns (Investor Class)*
As of 8/31/07
	Fund	RMCVI	LMCVFI
1-year	13.52%	12.43%	15.56%
5-year	14.52%	17.90%	16.44%
10-year	11.30%	11.71%	9.73%

Average Annual
Total Returns (Advisor Class)
As of 8/31/07
	Fund	RMCVI	LMCVFI
1-year (NAV)	13.52%	12.43%	15.56%
1-year (Offer)	7.00%
5-year (NAV)	14.52%	17.90%	16.44%
5-year (Offer)	13.17%

Since Inception
(12/31/98)
NAV	12.40%	11.68%	11.06%
Offer	11.63%

Gross expenses: 1.21%. The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 5.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations**
Sector	Fund
Consumer Discretionary	10.8%
Consumer Staples	7.6%

Energy	7.4%
Financials	19.5%
Healthcare	9.4%
Industrials	10.8%

Information Technology	11.3%
Materials	6.9%
Telecommunication Services	3.3%
Utilities	11.5%

Other Assets & Liabilities, Net	1.5%

Total	100.0%

Annual Report—Commentary	Marshall Mid-Cap Growth Fund

Fund Managers:	Kenneth S. Salmon and Patrick M. Gundlach
Began Investment Experience:	1986 and 2002, respectively
Analyst:	Bryan J. Bigari

The Marshall Mid-Cap Growth Fund returned 21.00% for the fiscal year ended August 31, 2007 versus the Lipper Mid-Cap Growth Funds Index and the Russell Midcap® Growth Index, which returned 24.99% and 19.31%, respectively.

Important positive themes influencing sector returns during the period were the continued bull market in global commodities, including energy stocks, and the continuation of strong economic growth outside the U.S., particularly in emerging markets in Asia, Latin America and Eastern Europe. Thus, the top performing sectors were Materials, Industrials and Energy. An important negative influence was the domestic sub-prime mortgage meltdown and its derivative effects on the Financials sector.

The Fund’s performance was driven by stock selection as sector allocation dampened overall returns modestly. Industrials and Telecommunication Services produced the highest returns for the Fund versus the benchmark while the Materials and Consumer Discretionary sectors added the least.

The top five winners in the Fund for the period were Precision Castparts (1.5% of the Fund, up 123.3%); Gamestop Corp. (1.4% of the Fund, up 129.6%); Mastercard, Inc. (0.8% of the Fund, up 146.1%); America Movil (0.0% of the Fund, up 64.0%); and Priceline.com (1.4% of the Fund, up 61.1%). The five worst performers were Blockbuster, Inc. (0.0% of the Fund, down 31.2%); Ciena Corp. (0.0% of the Fund, down 10.3%); Rite Aid Corp. (0.8% of the Fund, down 18.1%); BJs Wholesale Club (0.0% of the Fund, down 26.2%); and Stillwater Mining (0.0% of the Fund, down 18.8%).

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 15.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Average Annual
Total Returns (Investor Class)*
As of 8/31/07
	Fund	RMCGI	LMCGFI
1-year	21.00%	19.31%	24.99%
5-year	13.40%	17.51%	16.11%
10-year	7.28%	7.59%	7.34%

Average Annual
Total Returns (Advisor Class)
As of 8/31/07
	Fund	RMCGI	LMCGFI
1-year (NAV)	21.00%	19.31%	24.99%
1-year (Offer)	14.04%
5-year (NAV)	13.40%	17.51%	16.11%
5-year (Offer)	12.07%

Since Inception
(12/31/98)
NAV	5.93%	6.53%	6.84%
Offer	5.21%

Gross expenses: 1.27%. The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 5.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations**
Sector	Fund
Consumer Discretionary	18.0%
Consumer Staples	7.1%

Energy	8.6%
Financials	3.9%
Healthcare	13.6%
Industrials	14.7%

Information Technology	22.9%
Materials	3.1%
Telecommunication Services	6.7%

Other Assets & Liabilities, Net	1.4%

Total	100.0%

Annual Report—Commentary	Marshall Small-Cap Growth Fund

Fund Managers:	Kenneth S. Salmon and Patrick M. Gundlach
Began Investment Experience:	1986 and 2002, respectively
Analyst:	Bryan J. Bigari

The Marshall Small-Cap Growth Fund returned 24.73% for the fiscal year ended August 31, 2007 versus the Lipper Small-Cap Growth Funds Index and the Russell 2000® Growth Index, which returned 18.72% and 16.37%, respectively.

Important positive themes influencing sector returns during the period were the continued bull market in global commodities, including energy stocks, and the continuation of strong economic growth outside the U.S., particularly in emerging markets in Asia, Latin America and Eastern Europe. Thus, the top performing sectors were Materials, Industrials and Energy. An important negative influence was the domestic sub-prime mortgage meltdown and its derivative effects on the Financials sector.

The Fund’s performance was driven primarily by stock selection as sector allocation dampened overall returns modestly. Information Technology and Financials produced the highest returns versus the benchmark while the Materials and Utilities sectors underperformed slightly.

The top five winners in the Fund for the period were Vasco Data Security (1.0% of the Fund, up 248%); Teletech Holdings (0.8% of the Fund, up 93.7%); Smith & Wesson Holdings (1.5% of the Fund, up 78.4%); Blue Coat Systems (1.0% of the Fund, up 127.1%); and Gamestop Corp. (1.0% of the Fund, up 129.6%). The five worst performers were Wet Seal, Inc. (0.0% of the Fund, down 32.2%); Kindred Healthcare (0.0% of the Fund, down 39.1%); Rite Aid Corp. (0.0% of the Fund, down 23.1%); Peoplesupport, Inc. (0.0% of the Fund, down 26.2%); 99 Cents Only Stores (0.0% of the Fund, down 25.8%).

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 15.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Average Annual
Total Returns (Investor Class)*
As of 8/31/07
	Fund	Russell 2000® GI	LSCGI
1-year	24.73%	16.37%	18.72%
5-year	20.52%	16.27%	14.95%
10-year	8.76%	4.15%	6.57%

Average Annual
Total Returns (Advisor Class)
As of 8/31/07
	Fund	Russell 2000® GI	LSCGI
1-year (NAV)	24.73%	16.37%	18.72%
1-year (Offer)	17.55%
5-year (NAV)	20.52%	16.27%	14.95%
5-year (Offer)	19.11%

Since Inception
(12/31/98)
NAV	9.11%	4.80%	7.63%
Offer	8.37%

Gross expenses: 1.53%. The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 5.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations**

Sector	Fund
Consumer Discretionary	20.1%
Consumer Staples	3.8%

Energy	7.2%
Financials	2.3%
Healthcare	16.8%
Industrials	17.0%

Information Technology	27.7%
Telecommunication Services	3.4%
Other Assets & Liabilities, Net	1.7%

Total	100.0%

Annual Report—Commentary	Marshall International Stock Fund

Investment Adviser: Sub-advisers:	M&I Investment Management Corp. Acadian Asset Management, Inc. (since 2005) Trilogy Global Advisors, LLC (since 1999)

The Marshall International Stock Fund returned 18.37% for the fiscal year ended August 31, 2007 versus the Lipper International Multi-Cap Growth Funds Index and the Morgan Stanley Capital International Europe, Australasia, Far East Index, which returned 23.18% and 18.71%, respectively.

The fiscal year saw a volatile environment, including a mini-crash in China that triggered a global sell-off in late February and a major market crisis in August precipitated by sub-prime mortgage problems and a global credit crunch. Most markets settled and advanced following the periods of volatility, achieving gains during most months and finishing the fiscal year in firmly positive territory. In general, markets demonstrated unexpectedly strong resilience in light of credit market risk, high energy prices, inflationary pressures and other global concerns.

Acadian’s portfolio outperformed its value benchmark during the fiscal year, primarily due to stock selection in Germany, Japan and Switzerland along with its country overweights in Germany and Spain, underweight in Japan, and opportunistic allocations to Canada, Korea, China and Turkey. Less successful investments included stock selection in the United Kingdom, Sweden and the Netherlands. Their portfolio benefited from its sector overweights in Materials, Energy and Industrials, as well as from its underweight in Financials. Gains from these sectors, however, were partially reduced from the portfolio’s underweight in Consumer Staples and Utilities. Given the strong upward markets for the majority of the period, it is unsurprising that Price Momentum was the strongest quantitative factor for active return. Investors continued their tendency to follow winning stocks as they rose over the period, while driving unsuccessful issues further down.

Trilogy underperformed its growth benchmark during the fiscal year. On a sector basis, the Materials, Telecommunication Services, Industrials, and Utilities sectors produced the largest gains. In contrast, the Healthcare sector was the only sector to generate a negative return during the period and the Financials, Energy, and Consumer Discretionary sectors also lagged the overall market. Geographically, all non-U.S. regions generated positive returns during the period with the Pacific ex-Japan region leading the way, followed by continental Europe, the United Kingdom, and Japan. Emerging markets generated very strong returns, finishing far ahead of the developed regions during the period. Finally, stock selection in continental Europe and the United Kingdom contributed positively to relative performance, but were offset by the Fund’s Asian holdings.

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 15.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares and the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Average Annual
Total Returns (Investor Class (Y)* and Institutional Class (I))
As of 8/31/07
	Fund	EAFE	LIMCGFI
1-year (Class Y)	18.37%	18.71%	23.18%
1-year (Class I)	18.65%	18.71%	23.18%
5-year (Class Y)	16.24%	19.53%	19.96%
5-year (Class I)	16.54%	19.53%	19.96%
10-year (Class Y)	6.80%	7.99%	8.91%

Since Inception
(9/1/99) (Class I)	7.41%	7.01%	7.69%

Average Annual
Total Returns (Advisor Class)
As of 8/31/07
	Fund	EAFE	LIMCGFI
1-year (NAV)	18.37%	18.71%	23.18%
1-year (Offer)	11.56%
5-year (NAV)	16.26%	19.53%	19.96%
5-year (Offer)	14.90%

Since Inception
(12/31/98)
NAV	7.64%	7.33%	8.32%
Offer	6.91%

Gross expenses for the Investor/Advisor and Institutional shares were 1.45% and 1.20%, respectively. The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 5.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations**
Sector	Fund
Consumer Discretionary	11.8%
Consumer Staples	5.8%

Energy	8.9%
Financials	22.6%
Healthcare	4.5%
Industrials	18.6%

Information Technology	8.2%
Materials	9.2%
Telecommunication Services	6.5%
Utilities	1.6%

Other Assets & Liabilities, Net	2.3%

Total	100.0%

Annual Report—Commentary	Marshall Aggregate Bond Fund

Fund Manager:	Jason D. Weiner, CFA
Began Investment Experience:	1989
Analysts:	David M. Komberec, CFA; Matthew S. Dean, CFA

The Marshall Aggregate Bond Fund inception was June 1, 2007 and the Fund returned 2.11% for the three months ended August 31, 2007 versus the Lipper Intermediate Investment Grade Debt Fund Index and Lehman Aggregate Bond Index, which returned 1.05% and 1.77%, respectively.

The Federal Reserve held the Fed Funds rate constant at 5.25% throughout the fiscal year 2007. However, the Fed lowered the Discount rate and injected more overnight liquidity than at any time since the September 11, 2001 terrorist attacks. Subsequent to the Fund’s fiscal year, the Federal Reserve reduced both the Fed Funds rate and the Discount rate.

The need for liquidity and subsequent rate cuts are mainly a reaction to the concerns in the housing market. While inflation remained the “predominant risk” through the period, the housing market emerged on the Federal Reserve’s radar in the second half of the year. The housing concerns spread into the credit markets causing credit spreads to widen at an alarming rate as investors bolted to the safety of Treasury securities. As the prices of Treasuries rose, the yields declined. The inverted yield curve at 2006 fiscal year end began to normalize in the later half of fiscal 2007. The short end fell more significantly than the long bond, with the 6-month Treasury bill yielding 5.10% on August 31, 2006 versus 4.20% on August 31, 2007. The 30-year Treasury bond yield also fell slightly from 4.88% to 4.82%, respectively.

Subsequent to its June 1, 2007 inception, the Fund positioned itself to weather the storm of continued volatile fixed income markets. As the yield curve continued to steepen, the Fund remained slightly short duration to curb some volatility. While the Fund started out in June fairly bearish on corporate bonds, the Fund began to seek opportunities as they developed from the widening credit spreads. As we expect additional Fed Funds rate movements, the Fund will adjust its duration and sector allocations appropriately to attempt to take advantage of those opportunities.

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 15.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares and the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Cumulative
Total Returns (Investor Class (Y)* and Institutional Class (I))
As of 8/31/07
	Fund	LABI	LIIGDFI
Since Inception
(Class Y) (6/1/07)	2.11%	1.77%	1.05%

Since Inception
(Class I) (6/1/07)	2.18%	1.77%	1.05%

Cumulative
Total Returns (Advisor Class)
As of 8/31/07
	Fund	LABI	LIIGDFI
Since Inception
(6/1/07)
NAV	2.00%	1.77%	1.05%
Offer	(1.82)%

Gross expenses for the Investor/Advisor and Institutional shares were 0.91% and 0.66%, respectively. The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 3.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations**
Sector	Fund
Collateralized Mortgage Obligations	27.1%
Corporate Bonds & Notes	14.3%

Government Agencies	11.3%
Mortgage-Backed Securities	26.7%
U.S. Treasury Bonds & Notes	29.4%

Other Assets & Liabilities, Net	(8.8)%

Total	100.0%

Annual Report—Commentary	Marshall Government Income Fund

Fund Manager:	Jason D. Weiner, CFA
Began Investment Experience:	1989
Analyst:	Matthew S. Dean, CFA

The Marshall Government Income Fund returned 4.71% for the fiscal year ended August 31, 2007 versus the Lipper U.S. Mortgage Funds Index and Lehman Brothers Mortgage-Backed Securities Index, which returned 4.38% and 5.31%, respectively.

Fiscal years 2005 and 2006 saw the Federal Reserve tighten the Fed Funds rate 17 times. Fiscal year 2007 saw no Fed Funds movement and only one Discount rate easing in the last month of the year. Eventually, the Federal Reserve reduced both the Fed Funds rate and the Discount rate subsequent to the Fund’s fiscal year.

The housing market concerns boiled over into the credit markets and caused the injection of the most overnight liquidity provided by the Fed since the 9/11 terrorist attacks. Hedge funds were the first to feel the pain of the sub-prime housing market concerns, by freezing and, in some cases, closing funds altogether. The tightening of credit spreads to begin the 2007 fiscal year gave way to a massive flight to quality and a widening in credit spreads as investors sought the safety of Treasury securities. Treasury yields moved lower from the beginning to the end of the fiscal year, however, more aggressively on the shorter end than the longer bond. The 2-year Treasury note lost 64 basis points while the 10-year lost 20. The more abrupt pull back in the short-term Treasury yields gave way to a more normalized yield curve as opposed to the inverted yield curve that existed at fiscal year end 2006. The jobs number remained a bright spot in the economy as the unemployment figure ticked up slightly from 4.5% to 4.6% from the beginning to the end of fiscal 2007.

The Fund started the fiscal year with a neutral duration position, which it has since moved to slightly short duration in anticipation of subsequent Fed Funds rate cuts. The Fund’s slightly short duration may have caused some of its under performance against its Lehman index, however the primary reason would be that an index does not reflect the deduction of any fees or expenses. While inflation remains on the radar screen for the Federal Reserve, they may need to take further action to quell the housing problems’ effect on the overall economy; further rate cuts could lead to mounting inflationary pressure. A slightly short duration stance should help to curb some of that volatility. We expect the Fund to continue to utilize highly rated mortgage-backed securities to embrace a potential further steepening of the yield curve.

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 15.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares and the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Average Annual
Total Returns (Investor Class)*
As of 8/31/07
	Fund	LMI	LUSMI
1-year	4.71%	5.31%	4.38%
5-year	3.76%	4.13%	3.42%
10-year	5.17%	5.89%	5.11%

Average Annual
Total Returns (Advisor Class)
As of 8/31/07
	Fund	LMI	LUSMI
1-year (NAV)	4.53%	5.31%	4.38%
1-year (Offer)	0.61%
5-year (NAV)	3.54%	4.13%	3.42%
5-year (Offer)	2.75%

Since Inception
(12/31/98)
NAV	4.59%	5.56%	4.74%
Offer	4.13%

Cumulative
Total Returns (Institutional Class)
As of 8/31/07
	Fund	LMI	LUSMI
Since Inception
(6/1/07)	1.54%	1.43%	0.93%

Gross expenses for the Investor/Advisor and Institutional shares were 0.86% and 0.61%, respectively. The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 3.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations**

Sector	Fund
Asset-Backed Securities	1.1%
Collateralized Mortgage Obligations	33.1%

Corporate Bonds & Notes	6.9%
Government Agencies	6.4%
Mortgage-Backed Securities	66.1%
U.S. Treasury Bonds & Notes	6.6%

Other Assets & Liabilities, Net	(20.2)%

Total	100.0%

Annual Report—Commentary	Marshall Short-Intermediate Bond Fund

Fund Manager:	Jason D. Weiner, CFA
Began Investment Experience:	1989
Analysts:	Vincent S. Russo, CFA; Andrew M. Reed; David M. Komberec, CFA

The Marshall Short-Intermediate Bond Fund (formerly named the Marshall Intermediate Bond Fund) returned 3.86% for the fiscal year ended August 31, 2007 versus the Lipper Short/Intermediate Investment Grade Debt Funds Index and Lehman Brothers Government/Credit Intermediate Index, which returned 4.33% and 5.53%, respectively.

The Federal Reserve left the Fed Funds rate unchanged throughout the fiscal year, citing a “predominant risk” for inflation. The Federal Reserve did adjust the Discount rate by 50 basis points in the last month of the fiscal year. They also injected liquidity due to contagion from the housing market, particularly the sub-prime housing market, into the credit markets, which led to a credit crunch.

Credit spreads at the beginning of 2007 were at historically tight levels and proceeded to widen out dramatically in July and August, creating a flight to quality as investors liquidated credit exposures and moved into the safety of Treasury securities. As the flight to quality emerged, the yield curve, which began the fiscal year inverted, moved to a more normalized position. The 30-year Treasury bond gave up only 6 basis points from fiscal year end 2006 to 2007, with yields of 4.88% and 4.82%, respectively. The five-year Treasury also gave up 45 basis points with returns of 4.69% and 4.24%. With the Discount rate already adjusted, the yield curve has already priced in a few Fed Funds adjustments. It will be a difficult task for the Federal Reserve to balance the Fed Funds rate adjustments and the impact on inflation.

The Fund’s duration was slightly shorter than its peer group, which has detracted slightly from performance, but a shorter duration may help the Fund to navigate a choppy fixed income market in the next fiscal year. The Fund also was underweight in corporate bonds in fiscal 2007, which detracted from performance in the first half of the year. However, as the credit crunch widened spreads and the flight to quality developed, the corporate market began to reveal some potential value. With the potential for continued easing of the Fed Funds rate and further steepening of the yield curve, we believe the Fund is well poised to exploit opportunities in mortgage-backed securities and the corporate sector where available.

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 15.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares and the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Average Annual
Total Returns (Investor Class)*
As of 8/31/07
	Fund	LGCI	LSIDF
1-year	3.86%	5.53%	4.33%
5-year	3.82%	4.04%	3.47%
10-year	4.93%	5.73%	4.89%

Average Annual
Total Returns (Advisor Class)
As of 8/31/07
	Fund	LGCI	LSIDF
1-year (NAV)	3.68%	5.53%	4.33%
1-year (Offer)	(0.21)%
5-year (NAV)	3.59%	4.04%	3.47%
5-year (Offer)	2.80%

Since Inception
(12/31/98)
NAV	4.39%	5.25%	4.51%
Offer	3.93%

Cumulative
Total Returns (Institutional Class)
As of 8/31/07
	Fund	LGCI	LSIDF
Since Inception
(6/1/07)	1.12%	2.19%	1.16%

Gross expenses for the Investor/Advisor and Institutional shares were 0.85% and 0.60%, respectively. The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 3.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations**
Sector	Fund
Asset-Backed Securities	0.4%
Collateralized Mortgage Obligations	24.1%

Corporate Bonds & Notes	42.4%
Government Agencies	5.5%
Mortgage-Backed Securities	28.3%
U.S. Treasury Bonds & Notes	3.7%

Other Assets & Liabilities, Net	(4.4)%

Total	100.0%

Annual Report—Commentary	Marshall Intermediate Tax-Free Fund

Fund Managers:	John D. Boritzke, CFA and Duane A. McAllister, CFA
Began Investment Experience:	1983 and 1987, respectively
Analyst:	Andrew W. Tillman

The Marshall Intermediate Tax-Free Fund returned 2.59% for the fiscal year ended August 31, 2007 versus the Lipper Intermediate Municipal Debt Funds Index and Lehman Brothers 7-Year General Obligations Bond Index, which returned 2.15% and 3.19%, respectively.

The latest fiscal year encompassed a time frame without any rate change in Federal Reserve monetary policy. Consequently, yield changes in the municipal bond market between 1-7 year maturities ended within 10 basis points of where the year began. Longer maturity bonds suffered in comparison, as yields shifted proportionately higher, causing price declines that subtracted from total return. The yield curve return profile was just the opposite one year ago.

The Fund particularly benefited from exposure to the 3-6 year part of the municipal yield curve as that represented the “sweet spot” of the annual total return performance profile. Based on our analysis, we continued to overweight this segment in relation to our competition. The move to increase credit quality within the Fund also was additive to performance, as a tiering of return based upon higher credit quality outperforming lower quality was evident. The Lehman benchmark captures a narrow band of the yield curve and will, in certain time periods, outperform most actively managed funds, including the Fund during the fiscal year, that use more of a “laddered” structure.

Given the depressed state of the real estate market in many geographic regions, we anticipate that property assessments may flatten out or modestly decline over the next year. Municipalities accustomed to higher tax revenues based upon real estate transactions escalating valuations of entire regions may find budgeted revenue numbers harder to achieve. As an example, Florida’s budget has already been affected by an unpredicted $1 billion shortfall based solely upon a slower real estate market. Florida may be an extreme, but other areas will likely be affected with similar problems. We will continue to emphasize municipal issuers that, in our opinion, are not overly reliant on an increased re-appraisal of property valuations.

The recent flight to quality in the U.S. Treasury market has caused most other bond sectors to lag in performance. We now consider municipal bonds quite cheap versus Treasury yields. Coupled with the idea of potential tax rate increases during the next presidential term, tax-free bonds may continue to offer an opportunity for high tax bracket taxpayers.

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 15.

Average Annual
Total Returns (Investor Class)*
As of 8/31/07
	Fund	L7GO	LIMDI
1-year	2.59%	3.19%	2.15%
5-year	2.87%	3.74%	3.13%
10-year	4.16%	4.99%	4.29%

Gross expenses: 1.15%. The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Credit Ratings**
Sector	Fund
AAA	48.1%
AA	12.6%

A	5.6%
BBB	2.9%
NR	27.9%
Other Assets & Liabilities, Net	2.9%

Total	100.0%

Annual Report—Commentary	Marshall Short-Term Income Fund

Fund Manager:	Richard M. Rokus, CFA
Began Investment Experience:	1993
Analyst:	Genny C. Lynkiewicz, CFA

The Marshall Short-Term Income Fund returned 4.78% for the fiscal year ended August 31, 2007 versus the Lipper Short-Term Investment Grade Debt Funds Index and Merrill Lynch 1-3 Year U.S. Government/Corporate Index, which returned 4.42% and 5.49%, respectively.

The Federal Reserve kept the Fed Funds rate constant at 5.25% throughout the 2007 fiscal year. The Fed tightened 25 basis points 17 straight times from June of 2004 through June of 2006. They stayed on the sideline until the middle of August 2007, when they reduced the Discount rate by 50 basis points to 5.75% and subsequently reduced both the Fed Funds rate and the Discount rate after the Fund’s fiscal year end. Inflation remained the forerunner on the Federal Reserve’s radar screen, but has recently been joined by the housing market as another area of high concern. The housing, and particularly the sub-prime housing, market problems have spread into the credit markets. Fortunately, unemployment remained a bright spot in the economy with the unemployment rate near a historical low at 4.6%.

The Treasury yield curve was strongly influenced by a flight to quality. As the housing concerns spread into the credit markets, investors sought vehicles of safety with the main source being Treasury securities. The yield curve started the fiscal year inverted and stayed that way through most of the year. The extreme flight to quality brought bond yields down, most significantly on the short end, which caused the yield curve to begin to normalize. The 3-month Treasury bill dropped 92 basis points from 5.03% on August 31, 2006 to 4.11% on August 31, 2007. The long bond also fell but a much more moderate 6 basis points from 4.88% to 4.82%, over the same period.

The Fund held its own in a very volatile fixed income market. The Fund was underweight in Treasuries while overweight in Agencies, which contributed to the Fund’s under performance to the Merrill Lynch index. Treasuries were expensive due to the strong flight to quality at the end of the fiscal year. The Fund lengthened its overall duration exposure at the beginning of the fiscal year, but moved to a more neutral stance at the end of the fiscal year with expectations of the subsequent Fed actions.

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 15.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares and the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Average Annual
Total Returns (Investor Class)*
As of 8/31/07
	Fund	ML13	LSTIDI
1-year	4.78%	5.49%	4.42%
5-year	3.28%	3.17%	2.98%
10-year	4.44%	4.92%	4.32%

Average Annual
Total Returns (Advisor Class)
As of 8/31/07
	Fund	ML13	LSTIDI
1-year (NAV)	4.60%	5.49%	4.42%
1-year (Offer)	2.51%
5-year (NAV)	3.05%	3.17%	2.98%
5-year (Offer)	2.64%

Since Inception
(10/31/00)
NAV	3.93%	4.49%	3.91%
Offer	3.62%

Cumulative
Total Returns (Institutional Class)
As of 8/31/07
	Fund	ML13	LSTIDI
Since Inception
(6/1/07)	1.20%	2.08%	0.99%

Gross expenses for the Investor/Advisor and Institutional shares were 0.85% and 0.60%, respectively. The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 2.00% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations**
Sector	Fund
Asset-Backed Securities	12.1%
Collateralized Mortgage Obligations	34.5%

Corporate Bonds & Notes	13.4%
Government Agencies	21.4%
Mortgage-Backed Securities	2.6%
Mutual Funds	8.8%
U.S. Treasury Bonds & Notes	1.3%

Other Assets & Liabilities, Net	5.9%

Total	100.0%

Annual Report—Commentary	Marshall Prime Money Market Fund

Fund Manager:	Richard M. Rokus, CFA
Began Investment Experience:	1993
Analyst:	Genny C. Lynkiewicz, CFA

The Marshall Prime Money Market Fund returned 5.06% for the fiscal year ended August 31, 2007 versus the Lipper Money Market Funds Index and iMoney Net, Inc. Money Fund Report Averages, which both returned 4.83%.

The Federal Reserve met 17 times from June of 2004 to June of 2006 and tightened the Fed Funds rate 25 basis points each time. Since June of 2006, however, the Federal Reserve has remained on the sidelines until recently when the Fed cut the Fed Funds rate and the Discount rate subsequent to the Fund’s fiscal year. During the fiscal year, the Federal Reserve split their focus between the inflation risk and the emerging housing problems. The housing problems began in the sub-prime mortgage area and have since spread into certain credit markets. Even with the fallout in the mortgage and credit markets, unemployment figures remained at historic lows.

The Federal Reserve’s decision to hold the Fed Funds rate at 5.25% kept the yield curve inverted throughout most of the fiscal year. Eventually, the yield curve began to normalize with the short end yielding slightly more than the longer bonds. The 3- and 6-month Treasury bill yields ended at 4.11% and 4.20%, respectively. While the 2- and 3-year Treasury note yields finished at 4.13% and 4.15%, respectively. The yield curve steepened on the long end of the curve with the long bond adding 69 basis points over the 2-year note. The 60- and 90-day A1/P1 commercial paper yields also were inverted with the 60-day yielding 6.18% while the 90-day yield was at 6.07%.

The Fund outperformed its benchmark and peer group by taking advantage of opportunities as they presented themselves. An example would be the utilization of floating rate notes as opposed to more expensive securities such as Agencies and Treasuries. While increased volatility swayed subsequent actions by the Federal Reserve, the Fund stayed on the short side of the curve during the fiscal year to take advantage of the inversion. We expect that the yield curve will normalize, and plan to extend the Fund’s average weighted maturity to take advantage of potential opportunities down the curve.

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 15.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares and the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses.

Average Annual
Total Returns (Investor Class (Y)* and Institutional Class (I))
As of 8/31/07
	Fund	MFRA	LMMFI
1-year (Class Y)	5.06%	4.83%	4.83%
1-year (Class I)	5.33%	4.83%	4.83%
5-year (Class Y)	2.65%	2.42%	2.42%
5-year (Class I)	2.91%	2.42%	2.42%
10-year (Class Y)	3.68%	3.39%	3.43%

Since Inception
(4/30/00) (Class I)	3.37%	2.82%	2.85%
7-day Current Yield (Y) 5.02%
7-day Current Yield (I) 5.27%

Average Annual
Total Returns (Advisor Class)
As of 8/31/07
	Fund	MFRA	LMMFI
1-year	4.75%	4.83%	4.83%
5-year	2.35%	2.42%	2.42%
10-year	3.38%	3.39%	3.43%
7-day Current Yield 4.72%

The performance data quoted represents past performance which is no guarantee of future results. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations**
Sector	Fund
Collateralized Loan Agreements	9.1%
Commercial Paper	19.9%
Corporate Bonds & Notes	7.9%
Notes-Variable	55.2%
Repurchase Agreements	2.9%
Trust Demand Notes	4.8%
Other Assets & Liabilities, Net	0.2%

Total	100.0%

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Annual Report—Commentary	Marshall Government Money Market Fund

Fund Manager:	Richard M. Rokus, CFA
Began Investment Experience:	1993
Analyst:	Genny C. Lynkiewicz, CFA

The Marshall Government Money Market Fund returned 4.99% for the fiscal year ended August 31, 2007 versus the Lipper U.S. Government Money Market Funds Index and iMoney Net, Inc. Government Money Market Index with 4.72% and 4.55%, respectively.

The Federal Reserve cited inflation as the “predominant risk” to the economy throughout the fiscal year. While inflation remained a focal point of the Federal Reserve, a new concern over the housing market emerged on the radar screen. Mounting concerns over housing had the Federal Reserve trying to perform a balancing act as the concerns within the housing market spilled over into the credit markets. The Federal Reserve maintained their 5.25% Fed Funds rate throughout the fiscal year, but reduced both the Fed Funds rate and the Discount rate subsequent to the Fund’s fiscal year. August also saw the Federal Reserve inject the most overnight liquidity since the September 11, 2001 terrorist attacks. While the Federal Reserve had their hands full with housing and inflation, unemployment remained at historically low levels. The unemployment figure ticked up only 0.1% throughout the fiscal year from 4.5% to 4.6%.

The yield curve also adjusted during the fiscal year. The inverted yield curve that we saw at fiscal year end 2006 continued through the first half of the 2007 fiscal year. The long bond only recently steepened out significantly over its short-term counterparts. The short end has come down much more than the long bond, contributing to a more normalized shape in the yield curve as the flight to quality continued. The 2006 fiscal year end saw the 3-month Treasury bill at 5.03% as opposed to the 4.11% at 2007 fiscal year end. The long end 30-year Treasury bond moved from 4.88% to 4.82%, over the same period.

The Fund continued its strength versus the benchmark to close out August 31, 2007. The drop in yields had an inverse relationship with increasing prices, especially in Treasury securities. Therefore, the Fund utilized agency repurchase agreements as opposed to other expensive positions in the government money market sector. The Fund slightly extended its average weighted maturity, attempting to capture higher yields, which the Fund implemented at the beginning of 2007 and has proved successful since.

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 15.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses.

Average Annual
Total Returns (Investor Class)*
As of 8/31/07
	Fund	INGMMI	LUSGMMFI
1-year	4.99%	4.55%	4.72%

Since Inception
(5/17/04)	3.48%	3.07%	3.21%
7-day Current Yield 4.87%

Average Annual
Total Returns (Institutional Class)
As of 8/31/07
	Fund	INGMMI	LUSGMMFI
1-year	5.25%	4.55%	4.72%

Since Inception
(5/28/04)	3.77%	3.10%	3.24%
7-day Current Yield 5.12%

The performance data quoted represents past performance which is no guarantee of future results. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations**
Sector	Fund
Government Agencies	29.7%
Repurchase Agreements	70.4%
Other Assets & Liabilities, Net	(0.1)%

Total	100.0%

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Annual Report—Commentary	Marshall Tax-Free Money Market Fund

Fund Manager:	Craig J. Mauermann
Began Investment Experience:	1997
Analyst:	Scott Jennings

The Marshall Tax-Free Money Market Fund returned 3.33% for the fiscal year ended August 31, 2007 versus the Lipper Tax Exempt Money Market Funds Index and iMoney Net Fund Report Tax-Free National Retail, which returned 3.15% and 3.12%, respectively.

Depending on what data you choose to look at, the past year has either been pretty strong for the U.S. economy, or a complete disaster. Quite a contrast. On the one hand, we have the housing market in free fall. Many, many borrowers were lent more money than they could afford to repay once their adjustable “teaser-rate” mortgages reset upward. According to certain market prognosticators, the housing slowdown may cause job cuts, reduced consumer spending, and possibly a recession. Additionally, gasoline prices remained at all-time highs and the war in the Middle East dragged on.

Despite those issues, second quarter GDP came in at 4% and the unemployment rate was at 4.6%, 0.1% higher than a year ago. Outside of industries related to housing, business investment remained strong. Consumer spending held up, and tax receipts collected by the U.S. government kept growing. The U.S. standard of living has never been higher and few developed countries around the world were in recession. Additionally, stocks performed fairly well and commodities and oil saw record levels, a sign that the U.S. economy may still have legs.

So the question is, “Will the U.S. economy fall substantially based solely on a pullback in the housing market?” It seems as if the U.S. economy is, or at least should be, capable of sustaining forward momentum. But as managers, we will always hedge our views (and portfolio positions) to find the best fit of performance, stability, and flexibility.

Over the past year, the Fed Funds rate has been static at 5.25%. We felt that it would be unchanged, so we focused on buying opportunistically rather than trying to position the Fund for a rate cut or rate increase. The Fund’s average maturity was extended a couple times during the year when fixed rate notes were cheap, or to take advantage of normal seasonal trends, but our overall duration position was generally neutral. The Fund remained widely diversified across sectors and industries. Credit spreads began to gradually widen over the past few months, but not enough to justify taking on more credit in the portfolio.

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 15.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses.

Average Annual
Total Returns (Investor Class)*
As of 8/31/07
	Fund	LTEMMFI	IMNTFNR
1-year	3.33%	3.15%	3.12%

Since Inception
(9/22/04)	2.64%	2.46%	2.43%
7-day Current Yield 3.52%

Average Annual
Total Returns (Institutional Class)
As of 8/31/07
	Fund	LTEMMFI	IMNTFNR
1-year	3.59%	3.15%	3.12%

Since Inception
(6/29/05)	3.25%	2.82%	2.79%
7-day Current Yield 3.77%

The performance data quoted represents past performance which is no guarantee of future results. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations**
Sector	Fund
Municipals	99.0%
Other Assets & Liabilities, Net	1.0%

Total	100.0%

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Explanation of the Indexes and Notes in the Commentary

The views expressed in the commentary are as of August 31, 2007 and are those of the Funds’ investment adviser and/or portfolio manager(s). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of the Funds or any individual security, industry, market sector or the markets generally. Statements involving predictions, assessments, analyses or outlook for individual securities, industries, market sectors and/or markets involve risks and uncertainties. In addition to the general risks described for the Funds in their current Prospectuses, other factors bearing on these commentaries include the accuracy of the investment adviser’s or portfolio managers’ forecasts and predictions and the appropriateness of the investment programs designed by the investment adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of a Fund to differ materially as compared to benchmarks associated with that Fund. The line graphs and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The gross expense ratio is based on expenses incurred by the Fund as disclosed in the Fund’s Prospectus dated October 31, 2007.

** Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets at the close of business on August 31, 2007 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Marshall Large-Cap Value Fund

*

This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from August 31, 1997 to August 31, 2007, compared to the Russell 1000® VI and the LLCVFI. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the Russell 1000® VI and the LLCVFI assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

Performance returns for the Russell 1000® VI do not reflect the deduction of sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. The Russell 1000® VI measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Performance returns for the LLCVFI do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

Marshall Large-Cap Growth Fund

*

This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from August 31, 1997 to August 31, 2007, compared to the Russell 1000® GI and the LLCGFI. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the Russell 1000® GI and the LLCGFI assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

Performance returns for the Russell 1000® GI do not reflect the deduction of sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. The Russell 1000® GI measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Performance returns for the LLCGFI do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

Marshall Mid-Cap Value Fund

*	This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from August 31, 1997 to August 31, 2007, compared to the RMCVI and the LMCVFI. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the RMCVI and the LMCVFI assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

Performance returns for the RMCVI do not reflect the deduction of sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. The RMCVI measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. Performance returns for the LMCVFI do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

Marshall Mid-Cap Growth Fund

*	This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from August 31, 1997 to August 31, 2007, compared to the RMCGI and the LMCGFI. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the RMCGI and the LMCGFI assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

Performance returns for the RMCGI do not reflect the deduction of sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. The RMCGI measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. Performance returns for the LMCGFI do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

Marshall Small-Cap Growth Fund

*

This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from August 31, 1997† to August 31, 2007, compared to the Russell 2000® GI and the LSCGI. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the Russell 2000® GI and the LSCGI assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

Performance returns for the Russell 2000® GI do not reflect the deduction of sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. The Russell 2000® GI measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Performance returns for the LSCGI do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

***	Small-cap stocks are less liquid and more volatile than large-cap stocks.

†	The Marshall Small-Cap Growth Fund is the successor to a collective trust fund.

Explanation of the Indexes and Notes in the Commentary (continued)

Marshall International Stock Fund

*	This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from August 31, 1997 to August 31, 2007, compared to the EAFE and the LIMCGFI. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the EAFE and the LIMCGFI assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

Performance returns for the EAFE do not reflect the deduction of sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. The EAFE is an unmanaged market capitalization-weighted equity index of international stocks comprising 21 of the 50 countries in the Morgan Stanley Capital International universe and representing the developed and emerging markets outside of North America. Performance returns for the LIMCGFI do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

***	International investing involves special risks including currency risk, political risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

Marshall Aggregate Bond Fund

*	This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from June 1, 2007 (since inception) to August 31, 2007, compared to the LABI and the LIIGDFI. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the LABI and the LIIGDFI assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

Performance returns for the LABI do not reflect the deduction of sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. The LABI is an index comprised of investment-grade, fixed-rate, government, corporate, MBS and ABS bonds with maturities between 5-10 years. Performance returns for the LIIGDFI do not reflect the deduction of sales charges of component funds, or taxes but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

Investors should be aware that in an environment of rising interest rates, they may expect to see declining bond prices.

Marshall Government Income Fund

*	This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from August 31, 1997 to August 31, 2007, compared to the LMI and the LUSMI. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the LMI and the LUSMI assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

Performance returns for the LMI do not reflect the deduction of sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. The LMI is an index comprised of fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corp. (FHLMC) and the Federal National Mortgage Association (FNMA). Performance returns for the LUSMI do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

Investors should be aware that in an environment of rising interest rates, they may expect to see declining bond prices.

Marshall Short-Intermediate Bond Fund

*	This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from August 31, 1997 to August 31, 2007, compared to the LGCI and the LSIDF. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the LGCI and the LSIDF assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

Performance returns for the LGCI do not reflect the deduction of sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. The LGCI is an index comprised of government and corporate bonds rated BBB or higher with maturities between 1-10 years. Performance returns for the LSIDF do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

Investors should be aware that in an environment of rising interest rates, they may expect to see declining bond prices.

Marshall Intermediate Tax-Free Fund

*	This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from August 31, 1997 to August 31, 2007, compared to the L7GO and the LIMDI. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the L7GO and the LIMDI assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

Income generated by the Fund may be subject to the federal alternative minimum tax.

Performance returns for the L7GO do not reflect the deduction of sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. The L7GO is an index comprised of general obligation bonds rated A or better with maturities between six and eight years. Performance returns for the LIMDI do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

Investors should be aware that in an environment of rising interest rates, they may expect to see declining bond prices.

Marshall Short-Term Income Fund

*	This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from August 31, 1997 to August 31, 2007, compared to the ML13 and the LSTIDI. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the ML13 and the LSTIDI assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

Performance returns for the ML13 do not reflect the deduction of sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. The ML13 is an index tracking short-term U.S. government and corporate securities with maturities between 1 and 2.99 years. The index is produced by Merrill Lynch Pierce Fenner & Smith. Performance returns for the LSTIDI do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

Investors should be aware that in an environment of rising interest rates, they may expect to see declining bond prices.

Explanation of the Indexes and Notes in the Commentary (continued)

Marshall Prime Money Market Fund

*	This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from August 31, 1997 to August 31, 2007, compared to the MFRA and the LMMFI. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the MFRA and the LMMFI assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

The MFRA is an average of money funds with investment objectives similar to that of the Fund. Performance returns for the LMMFI do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

Marshall Government Money Market Fund

*	This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from May 17, 2004 (since inception) to August 31, 2007, compared to the INGMMI and the LUSGMMFI. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the INGMMI and the LUSGMMFI assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

The INGMMI is an average of money funds with investment objectives similar to that of the Fund. Performance returns for the LUSGMMFI do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

Marshall Tax-Free Money Market Fund

*	This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from September 22, 2004 (since inception) to August 31, 2007, compared to the LTEMMFI and the IMNTFNR. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the LTEMMFI and the IMNTFNR assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

The IMNTFNR is an average of money funds with investment objectives similar to that of the Fund. Performance returns for the LTEMMFI do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

Expense Example (Unaudited)

For the Six Months Ended August 31, 2007

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended August 31, 2007 (3/1/07-8/31/07).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Advisor				Investor				Institutional
Fund	Beginning account value 3/1/07	Ending account value 8/31/07	Annualized Expense Ratio	Expenses paid during period 3/1/07- 8/31/07(1)	Beginning account value 3/1/07	Ending account value 8/31/07	Annualized Expense Ratio	Expenses paid during period 3/1/07- 8/31/07(1)	Beginning account value 3/1/07	Ending account value 8/31/07	Annualized Expense Ratio	Expenses paid during period 3/1/07- 8/31/07(1)
Large-Cap Value
Actual	$1,000.00	$1,047.40	1.23%	$6.34	$1,000.00	$1,047.40	1.23%	$6.34	$—	$—	—%	$—
Hypothetical (5% return before expenses)	1,000.00	1,018.80	1.23	6.26	1,000.00	1,018.80	1.23	6.26	—	—	—	—
Large-Cap Growth
Actual	1,000.00	1,081.10	1.27	6.66	1,000.00	1,081.10	1.27	6.66	—	—	—	—
Hypothetical (5% return before expenses)	1,000.00	1,018.60	1.27	6.46	1,000.00	1,018.60	1.27	6.46	—	—	—	—
Mid-Cap Value
Actual	1,000.00	1,000.60	1.21	6.08	1,000.00	1,000.60	1.21	6.08	—	—	—	—
Hypothetical (5% return before expenses)	1,000.00	1,018.92	1.21	6.14	1,000.00	1,018.92	1.21	6.14	—	—	—	—
Mid-Cap Growth
Actual	1,000.00	1,105.80	1.28	6.77	1,000.00	1,105.80	1.27	6.76	—	—	—	—
Hypothetical (5% return before expenses)	1,000.00	1,018.57	1.28	6.49	1,000.00	1,018.58	1.27	6.48	—	—	—	—

(See Notes which are an integral part of the Financial Statements)

Expense Example (Unaudited) (continued)

	Advisor					Investor					Institutional
Fund	Beginning account value 3/1/07	Ending account value 8/31/07	Annualized Expense Ratio	Expenses paid during period 3/1/07- 8/31/07(1)		Beginning account value 3/1/07	Ending account value 8/31/07	Annualized Expense Ratio	Expenses paid during period 3/1/07- 8/31/07(1)		Beginning account value 3/1/07	Ending account value 8/31/07	Annualized Expense Ratio	Expenses paid during period 3/1/07- 8/31/07(1)
Small-Cap Growth
Actual	$1,000.00	$1,083.20	1.53%	$8.02		$1,000.00	$1,083.20	1.53%	$8.02		$—	$—	—%	$—
Hypothetical (5% return before expenses)	1,000.00	1,017.30	1.53	7.77		1,000.00	1,017.30	1.53	7.77		—	—	—	—
International Stock
Actual	1,000.00	1,060.60	1.47	7.63		1,000.00	1,060.60	1.47	7.62		1,000.00	1,061.60	1.22	6.32
Hypothetical (5% return before expenses)	1,000.00	1,017.60	1.47	7.47		1,000.00	1,017.61	1.47	7.46		1,000.00	1,018.87	1.22	6.18
Aggregate Bond
Actual	1,000.00	1,020.00	0.80	2.03	(2)	1,000.00	1,021.10	0.80	2.03	(2)	1,000.00	1,021.80	0.55	1.40	(2)
Hypothetical (5% return before expenses)	1,000.00	1,022.99	0.80	2.03	(2)	1,000.00	1,022.99	0.80	2.04	(2)	1,000.00	1,023.62	0.55	1.40	(2)
Government Income(3)
Actual	1,000.00	1,014.60	0.99	5.01		1,000.00	1,015.10	0.87	4.42		1,000.00	1,015.40	0.55	1.40	(2)
Hypothetical (5% return before expenses)	1,000.00	1,020.03	0.99	5.02		1,000.00	1,020.62	0.87	4.43		1,000.00	1,023.61	0.55	1.40	(2)
Short-Intermediate Bond(3)
Actual	1,000.00	1,011.70	0.89	4.51		1,000.00	1,012.20	0.76	3.88		1,000.00	1,011.20	0.55	1.39	(2)
Hypothetical (5% return before expenses)	1,000.00	1,020.52	0.89	4.53		1,000.00	1,021.15	0.76	3.89		1,000.00	1,023.61	0.55	1.40	(2)
Intermediate Tax-Free(3)
Actual	—	—	—	—		1,000.00	1,004.90	0.58	2.91		—	—	—	—
Hypothetical (5% return before expenses)	—	—	—	—		1,000.00	1,022.10	0.58	2.93		—	—	—	—
Short-Term Income(3)
Actual	1,000.00	1,018.70	0.71	3.62		1,000.00	1,019.30	0.60	3.03		1,000.00	1,012.00	0.35	0.89	(2)
Hypothetical (5% return before expenses)	1,000.00	1,021.41	0.71	3.63		1,000.00	1,022.00	0.60	3.03		1,000.00	1,024.12	0.35	0.89	(2)
Prime Money Market
Actual	1,000.00	1,023.70	0.75	3.82		1,000.00	1,025.20	0.45	2.30		1,000.00	1,026.50	0.20	1.02
Hypothetical (5% return before expenses)	1,000.00	1,021.22	0.75	3.82		1,000.00	1,022.73	0.45	2.29		1,000.00	1,023.99	0.20	1.02
Government Money Market
Actual	—	—	—	—		1,000.00	1,024.80	0.45	2.30		1,000.00	1,026.10	0.20	1.02
Hypothetical (5% return before expenses)	—	—	—	—		1,000.00	1,022.73	0.45	2.30		1,000.00	1,023.99	0.20	1.02
Tax-Free Money Market
Actual	—	—	—	—		1,000.00	1,016.90	0.45	2.29		1,000.00	1,018.10	0.20	1.02
Hypothetical (5% return before expenses)	—	—	—	—		1,000.00	1,022.73	0.45	2.29		1,000.00	1,023.99	0.20	1.02

(1)	Expenses are equal to the Funds’ expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(2)	The Fund classes commenced operations on 6/1/07. The Funds’ expense ratios are multiplied by 92/365 (to reflect the partial period).
(3)	Marshall Funds filed an amendment to its registration statement on March 15, 2007, effective June 1, 2007, that includes changes to the Total Annual Fund Operating Expenses (after waivers) for certain Funds. If the changes had been in place throughout the period for an investment of $1,000, the actual Ending Account Value, Annualized Expense Ratio and Expenses paid during the Period would have been, respectively, for Government Income—Advisor Class: $1,016.46, 0.80% and $4.07; Government Income—Investor Class: $1,015.80, 0.80% and $4.06; Short-Intermediate Bond—Advisor Class: $1,012.60, 0.80% and $4.06; Short-Intermediate Bond—Investor Class: $1,012.20, 0.76% and $3.88; Intermediate Tax-Free—Investor Class: $1,005.15, 0.55% and $2.78; Short-Term Income—Advisor Class: $1,019.82, 0.60% and $3.05; and Short-Term Income—Investor Class: $1,019.30, 0.60% and $3.03. If the changes had been in place throughout the period for an investment of $1,000, the hypothetical (5% return before expenses) Ending Account Value, Annualized Expense Ratio and Expenses paid during the Period would have been, respectively, for Government Income—Advisor Class: $1,026.86, 0.80% and $4.09; Government Income—Investor Class: $1,025.70, 0.80% and $4.08; Short-Intermediate Bond—Advisor Class: $1,025.90, 0.80% and $4.09; Short-Intermediate Bond—Investor Class: $1,021.15, 0.76% and $3.89; Intermediate Tax-Free—Investor Class: $1,025.25, 0.55% and $2.81; Short-Term Income—Advisor Class: $1,026.12, 0.60% and $3.06; and Short-Term Income—Investor Class: $1,022.00, 0.60% and $3.03.

(See Notes which are an integral part of the Financial Statements)

August 31, 2007

Schedule of Investments

Large-Cap Value Fund

Description	Shares	Value
Common Stocks — 97.9%

Consumer Discretionary — 5.2%

Apparel Retail — 0.6%
TJX Companies, Inc.	65,400	$ 1,994,046

Apparel, Accessories & Luxury Goods — 0.3%
VF Corp.	10,900	870,365

Broadcasting & Cable TV — 1.3%
CBS Corp. (1)	142,800	4,499,628

Housewares & Specialties — 0.6%
Newell Rubbermaid, Inc.	84,100	2,168,939

Movies & Entertainment — 1.9%
News Corp.	111,100	2,247,553
Walt Disney Co.	129,800	4,361,280

		6,608,833

Restaurants — 0.5%
Brinker International, Inc.	53,350	1,538,614

Total Consumer Discretionary		17,680,425

Consumer Staples — 5.7%

Household Products — 1.6%
Procter & Gamble Co.	83,300	5,440,323

Packaged Foods & Meats — 0.6%
General Mills, Inc.	13,300	743,204
Kraft Foods, Inc., Class A	44,497	1,426,574

		2,169,778

Soft Drinks — 1.0%
Coca-Cola Co.	62,800	3,377,384

Tobacco — 2.5%
Altria Group, Inc.	74,100	5,143,281
Reynolds American, Inc.	16,200	1,071,144
UST, Inc.	45,600	2,247,168

		8,461,593

Total Consumer Staples		19,449,078

Energy — 15.4%

Integrated Oil & Gas — 12.2%
Chevron Corp. (1)	158,200	13,883,632
ConocoPhillips	165,000	13,511,850
Exxon Mobil Corp. (1)	91,900	7,878,587
Hess Corp.	33,800	2,074,306
Marathon Oil Corp.	81,800	4,408,202

		41,756,577

Oil & Gas-Equipment and Services — 0.5%
Baker Hughes, Inc.	19,400	1,626,884

Oil & Gas-Exploration and Production — 1.7%
Apache Corp.	32,000	2,476,160
Devon Energy Corp.	43,500	3,275,985

		5,752,145

Oil & Gas-Refining and Marketing — 1.0%
Valero Energy Corp.	48,100	3,295,331

Total Energy		52,430,937

Financials — 28.0%

Diversified Banks — 3.1%
Wells Fargo & Co. (1)	285,800	10,443,132

Investment Banking & Brokerage — 7.3%
Goldman Sachs Group, Inc.	21,000	3,696,210
Lehman Brothers Holdings, Inc.	109,800	6,020,334

Description	Shares	Value
Common Stocks (continued)

Financials (continued)

Investment Banking & Brokerage (continued)
Merrill Lynch & Co., Inc. (1)	105,500	$ 7,775,350
Morgan Stanley	118,700	7,403,319

		24,895,213

Life & Health Insurance — 1.9%
MetLife, Inc.	100,900	6,462,645

Multi-Line Insurance — 2.4%
American International Group, Inc.	96,200	6,349,200
Loews Corp.	41,100	1,932,111

		8,281,311

Other Diversified Financial Services — 5.7%
Bank of America Corp.	163,600	8,291,248
Citigroup, Inc.	169,400	7,941,472
JP Morgan Chase & Co.	71,800	3,196,536

		19,429,256

Property & Casualty Insurance — 4.3%
Chubb Corp.	84,000	4,294,920
Travelers Co., Inc.	167,500	8,465,450
W.R. Berkley Corp.	68,350	2,042,982

		14,803,352

Real Estate Investment Trusts — 1.9%
Archstone-Smith Trust	43,500	2,557,800
ProLogis (1)	67,900	4,084,864

		6,642,664

Regional Banks — 1.4%
BB&T Corp. (1)	34,200	1,358,766
PNC Financial Services Group	48,400	3,405,908

		4,764,674

Total Financials		95,722,247

Healthcare — 8.7%

Biotechnology — 0.5%
Gilead Sciences, Inc. (1)(2)	49,600	1,803,952

Healthcare Distributors — 0.7%
AmerisourceBergen Corp.	50,000	2,392,500

Healthcare Technology — 0.5%
IMS Health, Inc.	58,900	1,763,466

Managed Healthcare — 1.0%
UnitedHealth Group, Inc.	31,700	1,585,317
WellPoint, Inc. (1)(2)	22,700	1,829,393

		3,414,710

Pharmaceuticals — 6.0%
Bristol-Myers Squibb Co.	133,200	3,882,780
Eli Lilly & Co.	14,900	854,515
Johnson & Johnson	92,600	5,721,754
Pfizer, Inc.	401,400	9,970,776

		20,429,825

Total Healthcare		29,804,453

Industrials — 11.8%

Aerospace & Defense — 4.1%
General Dynamics Corp. (1)	30,500	2,396,080
Honeywell International, Inc.	50,700	2,846,805
L-3 Communications Holdings, Inc.	16,600	1,635,266
Lockheed Martin Corp.	34,400	3,410,416
Northrop Grumman Corp.	53,200	4,194,288

		14,482,855

Commercial Printing — 0.6%
R.R. Donnelley & Sons Co.	52,800	1,891,296

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Large-Cap Value Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Industrials (continued)

Construction & Engineering — 0.5%
Jacobs Engineering Group, Inc. (2)	25,800	$ 1,705,122

Construction & Farm Machinery and Heavy Trucks — 1.7%
Cummins, Inc.	16,200	1,918,404
Deere & Co.	27,500	3,741,650

		5,660,054

Electrical Components & Equipment — 1.2%
Emerson Electric Co.	81,000	3,987,630

Environmental & Facilities Services — 0.6%
Republic Services, Inc.	62,200	1,933,798

Industrial Machinery — 2.3%
Eaton Corp.	34,600	3,260,012
Parker Hannifin Corp.	41,200	4,427,764

		7,687,776

Railroads — 0.8%
Burlington Northern Santa Fe Corp.	11,800	957,570
Norfolk Southern Corp.	37,900	1,940,859

		2,898,429

Total Industrials		40,246,960

Information Technology — 7.7%

Application Software — 0.6%
AutoDesk, Inc. (2)	46,100	2,135,352

Computer Hardware — 4.1%
Hewlett Packard Co.	218,000	10,758,300
International Business Machines Corp. (1)	27,400	3,197,306

		13,955,606

Data Processing & Outsourced Services — 0.4%
Fiserv, Inc. (2)	31,900	1,483,988

Semiconductor Equipment — 1.2%
Applied Materials, Inc.	124,000	2,648,640
Lam Research Corp. (1)(2)	24,100	1,292,483

		3,941,123

Semiconductors — 0.5%
NVIDIA Corp. (2)	34,500	1,765,020

Systems Software — 0.9%
Microsoft Corp.	106,200	3,051,126

Total Information Technology		26,332,215

Materials — 3.6%

Commodity Chemicals — 0.6%
Lyondell Chemical Co.	45,900	2,127,924

Diversified Chemicals — 0.7%
Dow Chemical Co.	56,200	2,395,806

Diversified Metals & Mining — 1.3%
Freeport-McMoRan Copper & Gold, Inc.	50,301	4,397,313

Metal & Glass Containers — 0.6%
Ball Corp.	37,800	1,979,964

Specialty Chemicals — 0.4%
Rohm and Haas Co.	24,600	1,390,884

Total Materials		12,291,891

Description	Shares or Principal Amount	Value
Common Stocks (continued)

Telecommunication Services — 7.4%

Integrated Telecommunication Services — 7.4%
AT&T, Inc.	222,800	$ 8,883,036
Embarq Corp. (1)	34,900	2,178,458
Verizon Communications	286,600	12,002,808
Windstream Corp.	163,500	2,334,780

Total Telecommunication Services		25,399,082

Utilities — 4.4%

Electric Utilities — 2.7%
Entergy Corp.	32,400	3,357,287
FirstEnergy Corp.	60,700	3,729,408
Progress Energy, Inc. (1)	41,800	1,917,784

		9,004,479

Gas Utilities — 0.7%
ONEOK, Inc.	53,000	2,483,050

Multi-Utilities — 1.0%
CenterPoint Energy, Inc. (1)	125,500	2,035,610
TECO Energy, Inc.	85,000	1,346,400

		3,382,010

Total Utilities		14,869,539
Total Common Stocks (identified cost $270,710,522)		334,226,827

Purchased Put Option — 0.3%
Chevron Corp., 10/20/2007 (2)	1,580	339,700
Goldman Sachs Group, Inc., 9/22/2007 (2)	210	60,900
Lehman Brothers Holdings, Inc., 9/22/2007 (2)	1,100	396,000
Merrill Lynch & Co., Inc., 9/22/2007 (2)	1,050	131,250
Morgan Stanley, 9/22/2007 (2)	1,187	160,245

Total Purchased Put Option (identified cost $1,029,986)		1,088,095

Short-Term Investments — 10.9%

Collateral Pool Investment for Securities on Loan — 9.1% (See Note 2 of the Financial Statements)		31,042,803

Repurchase Agreement — 1.8%
Agreement with Morgan Stanley & Co., Inc., 5.250%, dated 8/31/2007 to be repurchased at $6,259,944 on 9/4/2007, collateralized by a U.S. Government Agency Obligation with a maturity of 10/31/2007, with a market value of $6,381,590 (at amortized cost)	$6,256,294	6,256,294

Total Short-Term Investments (identified cost $37,299,097)		37,299,097

Total Investments — 109.1% (identified cost $309,039,605)		372,614,019
Other Assets and Liabilities — (9.1)%		(31,208,569)

Total Net Assets — 100.0%		$341,405,450

(See Notes which are an integral part of the Financial Statements)

August 31, 2007

Schedule of Investments

Large-Cap Growth Fund

Description	Shares	Value
Common Stocks — 97.5%

Consumer Discretionary — 8.9%

Advertising — 0.5%
Omnicom Group, Inc.	24,680	$ 1,256,952

Apparel Retail — 0.9%
American Eagle Outfitters, Inc.	86,500	2,234,295

Apparel, Accessories & Luxury Goods — 1.5%
Coach, Inc. (2)	85,500	3,807,315

Computer & Electronics Retail — 1.4%
Best Buy, Inc.	82,200	3,612,690

Department Stores — 0.9%
Kohl’s Corp. (2)	37,400	2,217,820

General Merchandise Stores — 1.1%
Target Corp.	43,480	2,866,636

Motorcycle Manufacturers — 0.9%
Harley-Davidson, Inc.	44,950	2,417,861

Movies & Entertainment — 0.7%
News Corp.	89,650	1,813,620

Restaurants — 0.5%
Brinker International, Inc.	46,960	1,354,326

Specialty Stores — 0.5%
Staples, Inc.	51,550	1,224,313

Total Consumer Discretionary		22,805,828

Consumer Staples — 8.5%

Agricultural Products — 0.5%
Archer-Daniels-Midland Co.	34,990	1,179,163

Drug Retail — 1.1%
Walgreen Co.	63,910	2,880,424

Household Products — 2.4%
Colgate-Palmolive Co.	35,500	2,354,360
Procter & Gamble Co.	56,340	3,679,565

		6,033,925

Hypermarkets & Supercenters — 1.0%
Wal-Mart Stores, Inc.	59,900	2,613,437

Packaged Foods & Meats — 0.5%
Kellogg Co.	24,960	1,371,053

Soft Drinks — 1.9%
PepsiCo, Inc.	72,830	4,954,625

Tobacco — 1.1%
Altria Group, Inc.	40,000	2,776,400

Total Consumer Staples		21,809,027

Energy — 7.5%

Oil & Gas-Drilling — 2.6%
Diamond Offshore Drilling, Inc.	15,000	1,577,400
Noble Corp.	50,000	2,453,000
Transocean, Inc. (1)(2)	25,000	2,627,250

		6,657,650

Oil & Gas-Equipment and Services — 4.0%
Baker Hughes, Inc.	23,500	1,970,710
Grant Prideco, Inc. (2)	30,000	1,659,000
Schlumberger Ltd.	69,500	6,706,750

		10,336,460

Oil & Gas-Exploration and Production — 0.9%
XTO Energy, Inc.	42,500	2,310,300

Total Energy		19,304,410

Description	Shares	Value
Common Stocks (continued)

Financials — 7.2%

Asset Management & Custody Banks — 1.3%
Franklin Resources, Inc.	15,250	$ 2,009,493
State Street Corp.	20,000	1,227,200

		3,236,693

Investment Banking & Brokerage — 3.0%
Merrill Lynch & Co., Inc.	50,000	3,685,000
Morgan Stanley	27,400	1,708,938
The Charles Schwab Corp.	130,000	2,574,000

		7,967,938

Multi-Line Insurance — 1.5%
American International Group, Inc.	38,500	2,541,000
Assurant, Inc.	25,000	1,288,500

		3,829,500

Real Estate Management & Development — 0.5%
CB Richard Ellis Group, Inc., Class A (2)	40,700	1,201,464

Specialized Finance — 0.9%
CME Group, Inc. (1)	4,000	2,219,200

Total Financials		18,454,795

Healthcare — 16.7%

Biotechnology — 3.8%
Celgene Corp. (1)(2)	75,000	4,815,750
Gilead Sciences, Inc. (2)	136,000	4,946,320

		9,762,070

Healthcare Distributors — 0.9%
Cardinal Health, Inc.	32,800	2,242,864

Healthcare Services — 2.7%
Express Scripts, Inc. (2)	37,000	2,025,750
Laboratory Corporation of America Holdings (1)(2)	15,000	1,164,900
Medco Health Solutions, Inc. (2)	42,200	3,605,990

		6,796,640

Life Sciences Tools & Services — 1.5%
Thermo Fisher Scientific, Inc. (2)	73,000	3,958,790

Managed Healthcare — 0.8%
WellPoint, Inc. (1)(2)	26,000	2,095,340

Pharmaceuticals — 7.0%
Allergan, Inc. (1)	61,000	3,660,610
Forest Laboratories, Inc. (2)	35,000	1,317,050
Johnson & Johnson	72,000	4,448,880
Merck & Co., Inc.	66,000	3,311,220
Schering-Plough Corp.	170,000	5,103,399

		17,841,159

Total Healthcare		42,696,863

Industrials — 13.5%

Aerospace & Defense — 4.8%
Boeing Co.	54,030	5,224,702
General Dynamics Corp. (1)	25,850	2,030,776
Lockheed Martin Corp.	30,720	3,045,581
United Technologies Corp.	31,740	2,368,756

		12,669,815

Construction & Farm Machinery and Heavy Trucks — 2.2%
Caterpillar, Inc.	40,900	3,098,993
Oshkosh Truck Corp.	43,100	2,495,059

		5,594,052

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Large-Cap Growth Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Industrials (continued)

Electrical Components & Equipment — 1.4%
Emerson Electric Co.	70,800	$ 3,485,484

Human Resource & Employment Services — 0.7%
Manpower, Inc.	25,000	1,756,500

Industrial Conglomerates — 2.2%
3M Co.	32,700	2,975,373
General Electric Co.	71,500	2,779,205

		5,754,578

Industrial Machinery — 1.5%
Illinois Tool Works, Inc.	64,820	3,770,579

Railroads — 0.7%
Norfolk Southern Corp.	32,840	1,681,736

Total Industrials		34,712,744

Information Technology — 30.1%

Application Software — 2.1%
AutoDesk, Inc. (2)	33,540	1,553,573
FactSet Research Systems, Inc.	28,800	1,725,984
Salesforce.com, Inc. (1)(2)	51,800	2,094,274

		5,373,831

Communications Equipment — 4.2%
Cisco Systems, Inc. (2)	288,100	9,196,152
Corning, Inc.	69,600	1,626,552

		10,822,704

Computer Hardware — 5.4%
Apple Computer, Inc. (2)	57,430	7,952,906
Hewlett Packard Co.	83,860	4,138,491
International Business Machines Corp. (1)	14,800	1,727,012

		13,818,409

Computer Storage & Peripherals — 0.6%
Seagate Technology	59,000	1,523,380

Consulting & Other Services — 0.9%
Cognizant Technology Solutions Corp. (2)	31,900	2,344,969

Internet Software & Services — 4.2%
eBay, Inc. (2)	80,960	2,760,736
Google, Inc., Class A (2)	15,420	7,945,155

		10,705,891

Semiconductor Equipment — 2.8%
Applied Materials, Inc.	116,020	2,478,187
Lam Research Corp. (1)(2)	41,880	2,246,024
MEMC Electronic Materials, Inc. (2)	40,430	2,483,211

		7,207,422

Semiconductors — 4.0%
Broadcom Corp. (2)	48,570	1,675,665
Intel Corp.	230,080	5,924,560
Texas Instruments, Inc.	73,770	2,525,885

		10,126,110

Systems Software — 5.9%
Microsoft Corp.	331,300	9,518,248
Oracle Corp. (2)	268,350	5,442,138

		14,960,386

Total Information Technology		76,883,102

Description	Shares or Principal Amount	Value
Common Stocks (continued)

Materials — 2.5%

Diversified Metals & Mining — 1.4%
Freeport-McMoRan Copper & Gold, Inc.	40,940	$ 3,578,975

Fertilizers & Agricultural Chemicals — 0.5%
Monsanto Co. (1)	20,000	1,394,800

Industrial Gases — 0.6%
Praxair, Inc.	20,000	1,513,200

Total Materials		6,486,975

Telecommunication Services — 0.7%

Wireless Telecommunication Services — 0.7%
Sprint Nextel Corp.	96,050	1,817,266

Total Telecommunication Services		1,817,266

Utilities — 1.9%

Electric Utilities — 0.5%
Exelon Corp.	17,970	1,269,940

Independent Power Producers & Energy Traders — 1.4%
Constellation Energy Group	42,770	3,547,344

Total Utilities		4,817,284

Total Common Stocks (identified cost $214,731,171)		249,788,294

Short-Term Investments — 6.7%

Collateral Pool Investment for Securities on Loan — 5.2% (See Note 2 of the Financial Statements)		13,422,544

Repurchase Agreement — 1.5%
Agreement with Morgan Stanley & Co., Inc., 5.250%, dated 8/31/2007, to be repurchased at $3,824,707 on 9/4/2007, collateralized by a U.S. Government Agency Obligation with a maturity of 10/31/2007, with a market value of $3,902,340 (at amortized cost)	$3,822,477	3,822,477

Total Short-Term Investments (identified cost $17,245,021)		17,245,021

Total Investments — 104.2% (identified cost $231,976,192)		267,033,315
Other Assets and Liabilities — (4.2)%		(10,768,279)

Total Net Assets — 100.0%		$256,265,036

Mid-Cap Value Fund

Description	Shares	Value
Common Stocks — 98.5%

Consumer Discretionary — 10.8%

Advertising — 2.4%
Harte-Hanks, Inc.	286,700	$ 6,932,406
Interpublic Group of Cos., Inc. (1)(2)	640,960	7,018,512

		13,950,918

(See Notes which are an integral part of the Financial Statements)

August 31, 2007

Schedule of Investments

Mid-Cap Value Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Consumer Discretionary (continued)

Apparel Retail — 2.1%
Chico’s FAS, Inc. (2)	257,200	$ 4,110,056
TJX Cos., Inc.	268,000	8,171,320

		12,281,376

Auto Parts & Equipment — 2.0%
Autoliv, Inc.	107,350	6,158,670
Johnson Controls, Inc.	49,400	5,587,140

		11,745,810

Broadcasting & Cable TV — 1.9%
Liberty Global, Inc. (2)	103,900	4,257,822
Liberty Media Corp. (2)	62,300	6,790,077

		11,047,899

Household Appliances — 2.4%
Snap-On, Inc.	146,800	7,190,264
Whirlpool Corp.	73,000	7,037,930

		14,228,194

Total Consumer Discretionary		63,254,197

Consumer Staples — 7.6%

Food Retail — 2.7%
Kroger Co.	272,300	7,237,734
Safeway, Inc.	271,660	8,619,772

		15,857,506

Packaged Foods & Meats — 3.8%
ConAgra Foods, Inc. (1)	289,100	7,432,761
Del Monte Foods Co.	570,100	6,008,854
Pilgrim’s Pride Corp.	211,460	8,583,161

		22,024,776

Soft Drinks — 1.1%
Coca-Cola Enterprises, Inc.	280,300	6,676,746

Total Consumer Staples		44,559,028

Energy — 7.4%

Integrated Oil & Gas — 3.0%
Hess Corp.	137,000	8,407,690
Murphy Oil Corp.	148,400	9,043,496

		17,451,186

Oil & Gas-Equipment and Services — 0.4%
Grant Prideco, Inc. (2)	46,600	2,576,980

Oil & Gas-Exploration and Production — 3.1%
Newfield Exploration Co. (1)(2)	171,300	7,449,837
Noble Energy, Inc. (1)	172,400	10,356,068

		17,805,905

Oil & Gas-Storage and Transportation — 0.9%
El Paso Corp.	346,000	5,491,020

Total Energy		43,325,091

Financials — 19.5%

Asset Management & Custody Banks — 1.9%
Ameriprise Financial, Inc.	48,300	2,946,783
State Street Corp. (1)	130,600	8,013,616

		10,960,399

Life & Health Insurance — 4.1%
Principal Financial Group, Inc.	135,600	7,524,444
Protective Life Corp.	222,000	9,279,600

Description	Shares	Value
Common Stocks (continued)

Financials (continued)

Life & Health Insurance (continued)
StanCorp Financial Group, Inc.	156,100	$ 7,352,310

		24,156,354

Multi-Line Insurance — 0.7%
Genworth Financial, Inc.	150,000	4,347,000

Property & Casualty Insurance — 5.7%
ACE Ltd.	155,900	9,004,784
Ambac Financial Group, Inc. (1)	67,400	4,234,068
Hanover Insurance Group, Inc.	165,800	7,092,924
MBIA, Inc. (1)	50,000	3,000,000
XL Capital Ltd.	127,400	9,707,880

		33,039,656

Regional Banks — 3.7%
City National Corp.	66,600	4,754,574
M & T Bank Corp.	29,500	3,123,460
Synovus Financial Corp.	203,700	5,626,194
Zions Bancorp.	117,100	8,267,260

		21,771,488

Reinsurance — 1.8%
PartnerRe Ltd.	142,300	10,346,632

Specialized Finance — 1.1%
CIT Group, Inc.	170,900	6,420,713

Thrifts & Mortgage Finance — 0.5%
Sovereign Bancorp, Inc.	163,100	2,948,848

Total Financials		113,991,090

Healthcare — 9.4%

Healthcare Distributors — 1.6%
AmerisourceBergen Corp.	201,200	9,627,420

Healthcare Services — 2.2%
DaVita, Inc. (2)	84,800	4,877,696
Omnicare, Inc.	231,600	7,557,108

		12,434,804

Healthcare Supplies — 1.4%
DENTSPLY International, Inc.	212,600	8,372,188

Healthcare Technology — 1.5%
IMS Health, Inc.	301,900	9,038,886

Life Sciences Tools & Services — 1.5%
Thermo Fisher Scientific, Inc. (1)(2)	161,300	8,747,299

Pharmaceuticals — 1.2%
Biovail Corp.	402,000	7,043,040

Total Healthcare		55,263,637

Industrials — 10.8%

Aerospace & Defense — 1.5%
Alliant Techsystems, Inc. (1)(2)	83,200	8,761,792

Airlines — 1.7%
Continental Airlines, Inc. (1)(2)	129,400	4,303,844
Southwest Airlines Co.	355,700	5,374,627

		9,678,471

Commercial Printing — 0.7%
R.R. Donnelley & Sons Co.	118,000	4,226,760

Environmental & Facilities Services — 1.7%
Republic Services, Inc.	322,300	10,020,307

Human Resource & Employment Services — 1.1%
Manpower, Inc.	90,000	6,323,400

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Mid-Cap Value Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Industrials (continued)

Industrial Machinery — 2.9%
Eaton Corp.	73,900	$ 6,962,858
ITT Corp. (1)	152,900	10,395,671

		17,358,529

Trucking — 1.2%
J.B. Hunt Transport Services, Inc. (1)	242,090	6,964,929

Total Industrials		63,334,188

Information Technology — 11.3%

Application Software — 2.6%
Cadence Design Systems, Inc. (1)(2)	139,900	3,038,628
Fair Isaac Corp. (1)	82,400	3,047,976
Synopsys, Inc. (2)	311,900	8,521,108

		14,607,712

Communications Equipment — 0.6%
Juniper Networks, Inc. (2)	100,100	3,295,292

Computer Storage & Peripherals — 1.8%
Electronics for Imaging, Inc. (2)	277,270	7,231,202
Seagate Technology (1)	132,700	3,426,314

		10,657,516

Data Processing & Outsourced Services — 1.3%
Fiserv, Inc. (2)	167,300	7,782,796

Electronic Manufacturing Services — 0.8%
Jabil Circuit, Inc.	220,900	4,903,980

Office Electronics — 1.6%
Xerox Corp. (2)	559,700	9,587,661

Semiconductors — 0.7%
Intersil Corp.	120,300	4,008,396

Technology Distributors — 1.9%
Arrow Electronics, Inc. (2)	161,600	6,780,736
Ingram Micro, Inc. (2)	225,500	4,428,820

		11,209,556

Total Information Technology		66,052,909

Materials — 6.9%

Diversified Chemicals — 1.0%
PPG Industries, Inc.	81,130	5,950,886

Paper Packaging — 2.6%
Packaging Corp. of America	192,700	5,019,835
Sealed Air Corp.	366,000	9,680,699

		14,700,534

Paper Products — 1.4%
MeadWestvaco Corp.	260,440	8,227,300

Specialty Chemicals — 1.2%
Valspar Corp.	268,400	7,238,748

Steel — 0.7%
Nucor Corp.	81,300	4,300,770

Total Materials		40,418,238

Telecommunication Services — 3.3%

Integrated Telecommunication Services — 3.3%
Embarq Corp. (1)	156,100	9,743,762

Description	Shares or Principal Amount	Value
Common Stocks (continued)
Telecommunication Services (continued)
Integrated Telecommunication Services (continued)
Qwest Communications International, Inc. (1)(2)	1,053,600	$ 9,429,720

Total Telecommunication Services		19,173,482

Utilities — 11.5%

Electric Utilities — 6.9%
American Electric Power Company, Inc.	145,100	6,454,048
Edison International	175,200	9,234,792
Entergy Corp.	80,300	8,320,686
Pepco Holdings, Inc.	288,620	8,046,726
PPL Corp.	171,500	8,276,590

		40,332,842

Gas Utilities — 0.5%
Equitable Resources, Inc. (1)	63,900	3,143,241

Multi-Utilities — 4.1%
CMS Energy Corp.	471,900	7,701,408
PG&E Corp.	262,200	11,667,900
Sempra Energy	85,700	4,716,071

		24,085,379

Total Utilities		67,561,462

Total Common Stocks (identified cost $496,627,273)		576,933,322

Short-Term Investments — 12.6%

Collateral Pool Investment for Securities on Loan — 11.5% (See Note 2 of the Financial Statements)		67,226,091

Repurchase Agreement — 1.1%
Agreement with Morgan Stanley & Co., Inc., 5.250%, dated 8/31/2007, to be repurchased at $6,290,511 on 9/4/2007, collateralized by a U.S. Government Agency Obligation with a maturity of 10/31/2007, with a market value of $6,416,299 (at amortized cost)	$6,286,844	6,286,844

Total Short-Term Investments (identified cost $73,512,935)		73,512,935

Total Investments — 111.1% (identified cost $570,140,208)		650,446,257
Other Assets and Liabilities — (11.1)%		(65,219,971)

Total Net Assets — 100.0%		$585,226,286

Mid-Cap Growth Fund

Description	Shares	Value
Common Stocks — 98.6%

Consumer Discretionary — 18.0%

Advertising — 0.5%
National CineMedia, Inc. (1)	48,400	$ 1,192,092

Apparel, Accessories & Luxury Goods — 1.8%
Fossil, Inc. (2)	64,200	2,151,342
Phillips-Van Huesen Co.	34,800	2,026,404

		4,177,746

(See Notes which are an integral part of the Financial Statements)

August 31, 2007

Schedule of Investments

Mid-Cap Growth Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Consumer Discretionary (continued)

Auto Parts & Equipment — 0.7%
Johnson Controls, Inc.	14,800	$ 1,673,880

Broadcasting & Cable TV — 0.8%
Net Servicos de Comunicacao S.A. ADR (1)	114,600	1,729,314

Casinos & Gaming — 1.2%
Scientific Games Corp., Class A (1)(2)	78,300	2,731,887

Computer & Electronics Retail — 1.4%
GameStop Corp. (2)	63,400	3,178,876

Education Services — 2.0%
Apollo Group Inc., Class A (2)	38,000	2,229,460
DeVry, Inc.	65,700	2,268,621

		4,498,081

Footwear — 0.7%
Crocs, Inc. (1)(2)	28,730	1,696,219

Homebuilding — 0.8%
Gafisa S.A. ADR (1)(2)	79,300	1,853,241

Internet Retail — 1.4%
Priceline.com, Inc. (1)(2)	37,300	3,095,154

Leisure Facilities — 1.8%
LIFE TIME FITNESS, Inc. (1)(2)	43,400	2,411,738
Vail Resorts, Inc. (1)(2)	31,100	1,778,298

		4,190,036

Movies & Entertainment — 1.0%
CTC Media, Inc. (1)(2)	95,300	2,191,900

Specialized Consumer Services — 1.1%
Sotheby’s	57,000	2,466,960

Specialty Stores — 2.8%
Cabela’s, Inc. (1)(2)	106,200	2,509,506
Dick’s Sporting Goods, Inc. (1)(2)	29,300	1,901,570
Tiffany & Co.	34,800	1,786,284

		6,197,360

Total Consumer Discretionary		40,872,746

Consumer Staples — 7.1%

Distillers & Vintners — 1.7%
Central European Distribution Corp. (1)(2)	90,100	3,951,786

Drug Retail — 1.6%
CVS Caremark Corp.	49,300	1,864,526
Rite Aid Corp. (1)(2)	342,900	1,738,503

		3,603,029

Packaged Foods & Meats — 2.2%
Pilgrim’s Pride Corp.	96,100	3,900,699
Smithfield Foods, Inc. (2)	32,800	1,073,544

		4,974,243

Soft Drinks — 1.6%
PepsiAmericas, Inc.	124,000	3,670,400

Total Consumer Staples		16,199,458

Energy — 8.6%

Oil & Gas-Drilling — 4.4%
Noble Corp.	75,200	3,689,312
Pride International, Inc. (2)	54,800	1,927,316
Transocean, Inc. (1)(2)	41,400	4,350,726

		9,967,354

Description	Shares	Value
Common Stocks (continued)

Energy (continued)

Oil & Gas-Exploration and Production — 4.2%
Chesapeake Energy Corp. (1)	47,400	$ 1,529,124
Denbury Resources, Inc. (1)(2)	42,500	1,690,650
Petrohawk Energy Corp. (1)(2)	113,100	1,712,334
Quicksilver Resource, Inc. (1)(2)	65,000	2,596,750
Ultra Petroleum Corp. (2)	37,200	1,986,480

		9,515,338

Total Energy		19,482,692

Financials — 3.9%

Asset Management & Custody Banks — 2.4%
Affiliated Managers Group, Inc. (1)(2)	26,200	2,967,150
Franklin Resources, Inc.	18,800	2,477,276

		5,444,426

Investment Banking & Brokerage — 0.8%
GFI Group, Inc. (1)(2)	23,800	1,761,200

Specialized Finance — 0.7%
IntercontinentalExchange, Inc. (2)	11,000	1,604,570

Total Financials		8,810,196

Healthcare — 13.6%

Biotechnology — 3.8%
Alexion Pharmaceuticals, Inc. (1)(2)	34,900	2,110,403
BioMarin Pharmaceutical, Inc. (1)(2)	97,500	2,094,300
Celgene Corp. (2)	29,200	1,874,932
Cephalon, Inc. (1)(2)	15,600	1,170,780
Pharmion Corp. (2)	36,500	1,496,865

		8,747,280

Healthcare Equipment — 0.8%
Gen-Probe, Inc. (2)	26,800	1,715,736

Healthcare Supplies — 1.9%
DENTSPLY International, Inc.	48,300	1,902,054
Inverness Medical Innovations, Inc. (1)(2)	49,400	2,378,116

		4,280,170

Healthcare Technology — 1.1%
Cerner Corp. (1)(2)	43,200	2,464,128

Life Sciences Tools & Services — 2.4%
Covance, Inc. (2)	34,100	2,500,212
Thermo Fisher Scientific, Inc. (2)	53,300	2,890,459

		5,390,671

Pharmaceuticals — 3.6%
Schering-Plough Corp.	75,300	2,260,506
Shire PLC ADR	45,500	3,582,670
Teva Pharmaceutical Industries, Ltd., ADR (1)	57,300	2,463,900

		8,307,076

Total Healthcare		30,905,061

Industrials — 14.7%

Aerospace & Defense — 2.5%
Goodrich Corp.	36,500	2,305,340
Precision Castparts Corp.	26,500	3,453,215

		5,758,555

Construction & Engineering — 1.4%
Chicago Bridge & Iron Co., N.V.	30,100	1,124,235
Jacobs Engineering Group, Inc. (2)	31,500	2,081,835

		3,206,070

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Mid-Cap Growth Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Industrials (continued)

Construction & Farm Machinery and Heavy Trucks — 1.0%
Manitowoc Company, Inc.	28,500	$ 2,265,465

Diversified Commercial & Professional Services — 1.0%
Dun & Bradstreet Corp.	24,200	2,360,710

Electrical Components & Equipment — 1.1%
Roper Industries, Inc.	38,100	2,411,349

Heavy Electrical Equipment — 1.2%
ABB, Ltd. ADR	110,200	2,717,532

Industrial Conglomerates — 0.9%
Textron, Inc.	33,800	1,971,892

Industrial Machinery — 3.2%
Harsco Corp.	52,000	2,893,800
ITT Corp.	36,900	2,508,831
SPX Corp.	22,200	1,999,110

		7,401,741

Trading Companies & Distributors — 2.4%
GATX Corp.	50,500	2,201,800
UAP Holding Corp.	105,100	3,143,541

		5,345,341

Total Industrials		33,438,655

Information Technology — 22.9%

Application Software — 5.4%
Adobe Systems, Inc. (2)	55,200	2,359,800
ANSYS, Inc. (2)	51,800	1,716,134
NAVTEQ Corp. (2)	34,100	2,148,300
Nuance Communications, Inc. (1)(2)	198,500	3,731,800
Synopsys, Inc. (2)	80,800	2,207,456

		12,163,490

Communications Equipment — 0.8%
Juniper Networks, Inc. (2)	56,900	1,873,148

Computer Storage & Peripherals — 0.8%
SanDisk Corp. (2)	31,000	1,737,860

Consulting & Other Services — 0.9%
Cognizant Technology Solutions Corp. (1)(2)	26,400	1,940,664

Data Processing & Outsourced Services — 2.5%
DST Systems, Inc. (1)(2)	25,200	1,926,792
Mastercard, Inc., Class A (1)	13,700	1,876,763
VeriFone Holdings, Inc. (1)(2)	51,200	1,892,352

		5,695,907

Electronic Equipment Manufacturers — 0.9%
Amphenol Corp., Class A	54,000	1,949,940

Electronic Manufacturing Services — 0.8%
Trimble Navigation, Ltd. (2)	50,100	1,769,031

Home Entertainment Software — 0.9%
Activision, Inc. (2)	108,100	2,106,869

Internet Software & Services — 2.1%
Equinix, Inc. (1)(2)	31,700	2,805,767
SINA Corp. (1)(2)	45,700	1,904,776

		4,710,543

Semiconductor Equipment — 1.6%
ASML Holding N.V. (1)(2)	57,700	1,711,959

Description	Shares or Principal Amount	Value
Common Stocks (continued)

Information Technology (continued)

Semiconductor Equipment (continued)
MEMC Electronic Materials, Inc. (2)	32,500	$ 1,996,150

		3,708,109

Semiconductors — 3.4%
Microsemi Corp. (1)(2)	81,800	2,074,448
National Semiconductor Corp. (1)	66,200	1,742,384
NVIDIA Corp. (2)	39,500	2,020,820
ON Semiconductor Corp. (1)(2)	167,600	1,964,272

		7,801,924

Systems Software — 0.9%
McAfee, Inc. (2)	54,600	1,951,950

Technology Distributors — 1.9%
Avnet, Inc. (2)	48,400	1,902,604
Tech Data Corp. (2)	64,400	2,510,956

		4,413,560

Total Information Technology		51,822,995

Materials — 3.1%

Fertilizers & Agricultural Chemicals — 1.1%
Monsanto Co. (1)	35,000	2,440,900

Industrial Gases — 2.0%
Air Products and Chemicals, Inc.	25,500	2,295,255
Praxair, Inc.	30,100	2,277,366

		4,572,621

Total Materials		7,013,521

Telecommunication Services — 6.7%

Wireless Telecommunication Services — 6.7%
American Tower Corp., Class A (2)	73,000	2,892,260
Crown Castle International Corp. (1)(2)	59,600	2,190,896
Millicom International Cellular, S.A. (1)(2)	45,100	3,803,283
NII Holdings, Inc. (2)	39,100	3,095,938
Vimpel-Communications ADR (1)	133,300	3,252,520

Total Telecommunication Services		15,234,897
Total Common Stocks (identified cost $188,754,986)		223,780,221

Short-Term Investments — 31.1%

Collateral Pool Investment for Securities on Loan — 30.0% (See Note 2 of the Financial Statements)		68,194,648

Repurchase Agreement — 1.0%
Agreement with Morgan Stanley & Co., Inc., 5.250%, dated 8/31/2007, to be repurchased at $2,180,190 on 9/4/2007, collateralized by a U.S. Government Agency Obligation with a maturity of 10/31/2007, with a market value of $2,226,367 (at amortized cost)	$2,178,919	2,178,919

(See Notes which are an integral part of the Financial Statements)

August 31, 2007

Schedule of Investments

Mid-Cap Growth Fund (continued)

Description	Principal Amount	Value
Short-Term Investments (continued)

U.S. Treasury Bill — 0.1%
4.786%, 9/13/2007 (3)(11)	$ 250,000	$ 249,610

Total Short-Term Investments (identified cost $70,623,177)		70,623,177

Total Investments — 129.7% (identified cost $259,378,163)		294,403,398
Other Assets and Liabilities — (29.7)%		(67,392,235)

Total Net Assets — 100.0%		$227,011,163

Small-Cap Growth Fund

Description	Shares	Value
Common Stocks — 98.3%

Consumer Discretionary — 20.1%

Advertising — 0.5%
National CineMedia, Inc. (1)	56,470	$ 1,390,856

Apparel Retail — 1.9%
Iconix Brand Group, Inc. (1)(2)	115,900	2,402,607
NexCen Brands, Inc. (1)(2)	369,000	2,520,270

		4,922,877

Apparel, Accessories & Luxury Goods — 1.0%
Fossil, Inc. (1)(2)	79,100	2,650,641

Auto Parts & Equipment — 0.5%
Tenneco, Inc. (1)(2)	41,000	1,301,750

Broadcasting & Cable TV — 1.5%
Knology, Inc. (1)(2)	128,500	2,030,300
Net Servicos de Comunicacao S.A. ADR (1)	133,600	2,016,024

		4,046,324

Catalog Retail — 1.2%
Gaiam, Inc. (1)(2)	148,700	3,076,603

Computer & Electronics Retail — 1.0%
GameStop Corp. (2)	54,900	2,752,686

Education Services — 1.7%
Capella Education Co. (1)(2)	38,600	1,945,826
DeVry, Inc.	75,400	2,603,562

		4,549,388

Homebuilding — 0.8%
Gafisa S.A. ADR (1)(2)	88,200	2,061,234

Hotels, Resorts & Cruise Lines — 0.9%
Morgans Hotel Group (2)	118,800	2,290,464

Housewares & Specialties — 0.7%
Tupperware Brands Corp.	56,600	1,742,714

Internet Retail — 1.2%
PetMed Express, Inc. (1)(2)	212,700	3,188,373

Leisure Facilities — 1.8%
LIFE TIME FITNESS, Inc. (1)(2)	49,600	2,756,272
Vail Resorts, Inc. (1)(2)	36,200	2,069,916

		4,826,188

Leisure Products — 1.5%
Smith & Wesson Holding Corp. (1)(2)	183,000	3,843,000

Description	Shares	Value
Common Stocks (continued)

Consumer Discretionary (continued)

Movies & Entertainment — 1.0%
CTC Media, Inc. (1)(2)	110,500	$ 2,541,500

Restaurants — 0.7%
Einstein Noah Restaurant Group, Inc. (2)	118,600	1,972,318

Specialized Consumer Services — 1.1%
Sotheby’s	66,500	2,878,120

Specialty Stores — 1.1%
Cabela’s, Inc. (1)(2)	123,300	2,913,579

Total Consumer Discretionary		52,948,615

Consumer Staples — 3.8%

Food Distributors — 2.1%
Central European Distribution Corp. (1)(2)	124,800	5,473,728

Packaged Foods & Meats — 1.7%
Pilgrim’s Pride Corp.	109,900	4,460,841

Total Consumer Staples		9,934,569

Energy — 7.2%

Oil & Gas-Exploration and Production — 6.1%
Arena Resources, Inc. (1)(2)	44,200	2,712,112
BPZ Energy, Inc. (1)(2)	579,816	3,391,924
Contango Oil & Gas Co. (1)(2)	144,500	5,288,700
Gasco Energy, Inc. (1)(2)	1,146,600	2,281,734
TXCO Resources, Inc. (1)(2)	257,700	2,509,998

		16,184,468

Oil & Gas-Storage and Transportation — 1.1%
Golar LNG Ltd. (1)	148,900	2,846,968

Total Energy		19,031,436

Financials — 2.3%

Asset Management & Custody Banks — 0.5%
Affiliated Managers Group, Inc. (1)(2)	11,900	1,347,675

Investment Banking & Brokerage — 0.9%
GFI Group, Inc. (2)	31,400	2,323,600

Multi-Sector Holdings — 0.9%
PICO Holdings, Inc. (1)(2)	54,900	2,415,600

Total Financials		6,086,875

Healthcare — 16.8%

Biotechnology — 2.9%
Alexion Pharmaceuticals, Inc. (1)(2)	40,100	2,424,847
BioMarin Pharmaceutical, Inc. (1)(2)	111,200	2,388,576
Cepheid, Inc. (1)(2)	135,800	2,536,744
Pharmion Corp. (2)	8,500	348,585

		7,698,752

Healthcare Distributors — 0.9%
Owens & Minor, Inc.	59,800	2,386,020

Healthcare Equipment — 3.5%
IRIS International, Inc. (1)(2)	92,600	1,726,990
NuVasive, Inc. (2)	98,900	3,154,910
Volcano Corp. (2)	54,780	813,483
Wright Medical Group, Inc. (2)	131,200	3,436,128

		9,131,511

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Small-Cap Growth Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Healthcare (continued)

Healthcare Facilities — 2.6%
MedCath Corp. (2)	77,900	$ 2,286,365
Skilled Healthcare Group, Inc. (2)	145,500	2,114,115
Sun Healthcare Group, Inc. (2)	168,300	2,502,621

		6,903,101

Healthcare Services — 0.8%
Pediatrix Medical Group, Inc. (2)	36,500	2,177,225

Healthcare Supplies — 1.9%
Cynosure, Inc. (2)	71,300	2,237,394
Inverness Medical Innovations, Inc. (1)(2)	56,600	2,724,724

		4,962,118

Life Sciences Tools & Services — 2.0%
ICON PLC ADR (2)	57,000	2,603,760
PAREXEL International Corp. (2)	61,900	2,662,319

		5,266,079

Pharmaceuticals — 2.2%
K-V Pharmaceutical Co. (2)	80,600	2,202,798
Obagi Medical Products, Inc. (1)(2)	89,500	1,426,630
Sucampo Pharmaceuticals, Inc. (2)	166,200	2,117,388

		5,746,816

Total Healthcare		44,271,622

Industrials — 17.0%

Aerospace & Defense — 5.5%
AAR Corp. (2)	66,600	2,091,240
BE Aerospace, Inc. (1)(2)	120,200	4,684,194
EDO Corp.	47,800	2,057,312
Moog, Inc., Class A (1)(2)	61,700	2,626,569
United Industrial Corp.	41,800	2,889,634

		14,348,949

Building Products — 3.8%
Ameron International Corp.	41,500	3,963,250
Apogee Enterprises, Inc.	158,500	3,989,445
Goodman Global, Inc. (2)	93,700	2,191,643

		10,144,338

Commercial Printing — 0.7%
Innerworkings, Inc. (1)(2)	139,300	1,965,523

Diversified Commercial & Professional Services — 1.8%
Advisory Board Co. (2)	46,900	2,698,157
Teletech Holdings, Inc. (1)(2)	73,000	2,135,250

		4,833,407

Human Resource & Employment Services — 1.3%
Taleo Corp. (1)(2)	146,100	3,367,605

Industrial Machinery — 2.5%
Kaydon Corp.	40,300	2,127,840
Middleby Corp. (1)(2)	60,000	4,412,400

		6,540,240

Trading Companies & Distributors — 1.4%
UAP Holding Corp.	123,400	3,690,894

Total Industrials		44,890,956

Information Technology — 27.7%

Application Software — 8.1%
ANSYS, Inc. (1)(2)	60,800	2,014,304
Intervoice, Inc. (2)	223,700	1,791,837

Description	Shares	Value
Common Stocks (continued)

Information Technology (continued)

Application Software (continued)
JDA Software Group, Inc. (2)	142,300	$ 2,952,725
Lawson Software, Inc. (1)(2)	323,400	3,172,554
Magma Design Automation, Inc. (2)	147,900	2,032,146
NetScout Systems, Inc. (2)	338,800	3,150,840
Nuance Communications, Inc. (1)(2)	231,300	4,348,439
SPSS, Inc. (2)	51,900	2,114,925

		21,577,770

Communications Equipment — 1.9%
Blue Coat Systems, Inc. (2)	33,100	2,760,871
Sirenza Microdevices, Inc. (2)	148,600	2,324,104

		5,084,975

Electronic Manufacturing Services — 1.1%
Acacia Research Corp. (2)	199,000	2,981,020

Home Entertainment Software — 0.7%
THQ, Inc. (1)(2)	67,100	1,931,809

Internet Software & Services — 7.0%
Chordiant Software, Inc. (2)	135,400	2,022,876
Equinix, Inc. (1)(2)	36,000	3,186,360
Greenfield Online, Inc. (2)	191,000	2,758,040
Internet Capital Group, Inc. (2)	272,700	3,097,872
Perficient, Inc. (1)(2)	109,200	2,546,544
SAVVIS, Inc. (2)	48,000	1,907,040
SINA Corp. (1)(2)	69,600	2,900,928

		18,419,660

Semiconductor Equipment — 0.7%
FEI Co. (2)	66,300	1,858,389

Semiconductors — 4.5%
ANADIGICS, Inc. (1)(2)	180,100	2,964,446
AuthenTec, Inc. (1)(2)	254,300	2,715,924
Microsemi Corp. (1)(2)	93,300	2,366,088
ON Semiconductor Corp. (1)(2)	191,200	2,240,864
Silicon Motion Technology Corp. ADR (2)	69,500	1,501,200

		11,788,522

Systems Software — 3.7%
Double-Take Software, Inc. (1)(2)	189,100	3,267,648
FalconStor Software, Inc. (1)(2)	351,500	3,852,440
VASCO Data Security International, Inc. (1)(2)	85,900	2,690,388

		9,810,476

Total Information Technology		73,452,621

Telecommunication Services — 3.4%

Alternative Carriers — 1.6%
Aruba Networks, Inc. (1)(2)	130,500	2,358,135
Gilat Satellite Networks Ltd. (2)	174,600	1,641,240

		3,999,375

Integrated Telecommunication Services — 0.9%
Cbeyond Communications, Inc. (1)(2)	62,000	2,409,321

Wireless Telecommunication Services — 0.9%
SBA Communications Corp. (2)	74,700	2,432,979

Total Telecommunication Services		8,841,674

Total Common Stocks (identified cost $221,171,532)		259,458,369

(See Notes which are an integral part of the Financial Statements)

August 31, 2007

Schedule of Investments

Small-Cap Growth Fund (continued)

Description	Principal Amount	Value
Short-Term Investments — 37.7%

Collateral Pool Investment for Securities on Loan — 36.3% (See Note 2 of the Financial Statements)		$ 95,863,580

Repurchase Agreement — 1.4%
Agreement with Morgan Stanley & Co., Inc., 5.250%, dated 8/31/2007, to be repurchased at $3,675,602 on 9/4/2007, collateralized by a U.S. Government Agency Obligation with a maturity of 10/31/2007, with a market value of $3,748,626 (at amortized cost)	$3,673,460	3,673,460

Total Short-Term Investments (identified cost $99,537,040)		99,537,040

Total Investments — 136.0% (identified cost $320,708,572)		358,995,409
Other Assets and Liabilities — (36.0)%		(95,109,398)

Total Net Assets — 100.0%		$263,886,011

International Stock Fund

Description	Shares	Value

Common Stocks — 97.7%

Australia — 2.9%
Caltex Australian, Ltd.	97,412	$ 1,936,517
Centro Properties Group (1)	35,334	237,047
Commonwealth Bank of Australia	66,954	3,022,521
Leighton Holdings, Ltd. (1)	75,132	2,701,156
Minara Resources, Ltd.	4,106	19,789
Qantas Airways, Ltd. (1)	624,262	2,851,242
QBE Insurance Group, Ltd.	39,371	1,129,062
Santos, Ltd.	146,848	1,602,566
Tattersall’s, Ltd. (1)	321,213	1,102,075
Zinifex, Ltd.	42,226	587,671

		15,189,646

Austria — 0.4%
Voestalpine AG	24,660	2,022,360

Belgium — 1.7%
Belgacom	5,996	263,094
Delhaize Group	24,642	2,413,970
Dexia	50,134	1,383,354
KBC GROEP NV	39,656	4,980,338

		9,040,756

Canada — 0.7%
Canadian Imperial Bank of Commerce	4,200	380,625
Research In Motion, Ltd. (2)	29,400	2,511,054
Teck Cominco Ltd. (2)	23,200	988,636

		3,880,315

Denmark — 0.1%
D/S Norden A/S	6,129	545,500
Topdanmark A/S (2)	600	96,601

		642,101

Description	Shares	Value
Common Stocks (continued)

France — 9.4%
Air France-KLM (1)	135,299	$ 5,612,348
Alstom	35,631	6,470,980
BNP Paribas SA	91,537	9,682,513
Business Objects SA (2)	23,129	1,015,343
Cap Gemini SA	29,715	1,927,233
CNP Assurances	1,377	176,391
Credit Agricole SA	50,138	1,896,563
France Telecom SA	44,081	1,329,492
Groupe DANONE	65,700	5,013,638
Icade	1,464	89,560
LVMH Moet Hennessy Louis Vuitton SA (1)	36,800	4,118,104
Nexans SA	1,864	302,610
Societe Generale	29,972	4,847,480
Societe Television Francaise	103,700	3,037,235
Vallourec SA	14,600	3,924,166

		49,443,656

Germany — 13.8%
Bayer AG	52,462	4,141,679
Beiersdorf AG	2,871	192,789
Commerzbank AG	131,400	5,390,392
DaimlerChrysler AG	39,000	3,479,662
Deutsche Lufthansa AG	213,780	6,240,772
E.ON AG	2,439	409,392
Fresenius Medical Care AG	58,200	4,283,876
GEA Group AG	157,000	5,082,725
Infineon Technologies AG (2)	242,700	3,784,293
IVG Immobilien AG	3,094	110,743
Kloeckner & Co. AG	3,322	203,598
MAN AG	76,255	10,972,473
Metro AG	43,528	3,772,754
Norddeutsche Affinerie AG	1,666	72,969
Salzgitter AG	25,545	5,051,379
SAP AG	99,000	5,344,324
Siemens AG	33,300	4,184,877
ThyssenKrupp AG	139,463	8,155,271
United Internet AG (1)(2)	10,766	206,626
Volkswagen AG	5,985	1,236,433

		72,317,027

Greece — 0.7%
OPAP SA	96,800	3,545,117

Hong Kong — 3.3%
Cheung Kong, Ltd.	296,000	4,370,218
Hong Kong Exchanges & Clearing, Ltd.	24,500	458,577
Hutchison Whampoa, Ltd.	707,000	7,056,298
Kingboard Chemical Holdings, Ltd.	14,500	85,539
Orient Overseas International, Ltd.	10,000	108,840
Sun Hung Kai Properties	395,500	5,336,291

		17,415,763

Indonesia — 0.2%
PT Gundang Garam Tbk	914,434	930,923

Israel — 0.0%
Bank Leumi Le-Israel	62,953	244,267

Italy — 2.6%
Enel SpA	108,225	1,119,480
Fiat SpA (1)	159,690	4,305,079
Intesa Sanpaolo	308,482	2,327,815
Mediobanca SpA (1)	209,491	4,526,310
UniCredito Italiano SpA	139,357	1,197,150

		13,475,834

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

International Stock Fund (continued)

Description	Shares	Value

Common Stocks (continued)

Japan — 19.4%
Alpine Electronics, Inc.	3,800	$ 61,092
Aozora Bank, Ltd.	118,000	394,148
BROTHER INDUSTRIES, Ltd.	28,103	359,097
Canon, Inc.	50	2,860
Capcom, Co., Ltd.	5,600	122,034
Central Japan Railway Co.	169	1,905,362
CHIYODA Corp.	157,000	2,726,852
COSMO OIL Co., Ltd.	103,000	468,677
Credit Saison Co., Ltd.	238,720	6,274,475
Diamond Lease Co., Ltd.	4,300	170,004
Don Quijote Co., Ltd. (1)	80,600	1,666,500
Elpida Memory, Inc. (2)	9,100	352,086
FamilyMart Co., Ltd.	3,400	87,542
FUJIFILM Holdings Corp.	20,100	867,887
Furukawa Electric Co., Ltd.	319,000	1,517,083
Haseko Corp. (1)(2)	698,500	1,884,941
Hitachi Construction Machinery Co., Ltd.	1,800	63,548
HOYA Corp.	94,200	3,274,254
Kawasaki Kisen Kaisha, Ltd.	25,000	327,171
KDDI Corp.	608	4,700,148
KOMATSU, Ltd.	52,000	1,607,547
Komeri Co., Ltd.	107,300	2,817,258
KONICA MINOLTA HOLDINGS, Inc.	42,000	665,616
KUBOTA Corp. (1)	173,000	1,348,675
LAWSON, Inc.	58,500	1,945,173
LEOPALACE21 Corp.	34,700	1,088,268
Marubeni Corp.	486,000	3,976,931
Matsushita Electric Works, Ltd.	21,000	257,279
Millea Holdings, Inc.	15,900	615,260
Mitsubishi Heavy Industries, Ltd.	401,000	2,460,946
Mitsubishi Materials Corp.	84,000	468,234
Mitsui Trust Holdings, Inc.	155,000	1,293,329
MITSUMI ELECTRIC Co., Ltd.	7,400	278,642
Mizuho Financial Group, Inc.	595	3,745,208
NEC Electronics Corp. (2)	3,800	104,690
NIKON Corp. (1)	13,000	407,358
Nintendo Co., Ltd.	19,400	9,015,872
Nippon Metal Industry Co., Ltd. (1)	26,000	118,274
NIPPON MINING HOLDINGS, Inc.	118,000	1,074,690
NIPPON OIL Corp.	126,000	1,066,849
NIPPON TELEGRAPH & TELEPHONE Corp.	261	1,213,558
Nippon Yakin Kogyo Co., Ltd. (1)	103,500	937,588
NISHIMATSUYA CHAIN Co., Ltd. (1)	105,365	1,388,731
Nitori Co., Ltd.	57,700	3,004,965
Nomura Holdings, Inc.	150,400	2,662,315
NTT Data Corp.	120	580,667
OLYMPUS Corp.	15,000	645,185
Pacific Management Corp.	74	85,864
Pacific Metals Co., Ltd. (1)	22,000	306,384
Santen Pharmaceutical Co., Ltd. (1)	1,100	27,267
Seiko Epson Corp.	8,400	220,470
Sharp Corp. (1)	117,000	2,039,347
SHINWA KAIUM KAISHA, Ltd.	9,000	79,647
SMC Corp.	29,300	3,902,812
Sojitz Corp.	399,100	1,690,590
SUMCO Corp.	68,300	3,659,929
Sumikin Bussan Corp.	26,000	102,607

Description	Shares	Value
Common Stocks (continued)

Japan (continued)
Sumitomo Metal Industries, Ltd.	357,000	$ 7,115,119
Sumitomo Mitsui Financial Group, Inc.	385	3,047,932
TOKYO TEKKO Co., Ltd.	4,000	20,893
TOYOTA BOSHOKU Corp.	77	2,351
Toyota Motor Corp.	73,900	4,286,861
Yamaha Motor Co., Ltd.	118,900	3,138,560
YAMATO KOGYO Co., Ltd.	4,100	175,636

		101,917,138

Luxembourg — 1.1%
Acergy SA	219,381	5,787,792

Malaysia — 0.3%
Resorts World Berhad	1,461,825	1,587,701

Mexico — 0.4%
Grupo Mexico SAB de CV	106,000	668,685
Telefonos de Mexico SA de CV	693,200	1,227,064

		1,895,749

Netherlands — 4.0%
Aegon NV	1	18
ASM International NV (2)	5,138	140,782
ASML Holding NV	52,662	1,565,775
Draka Holding NV	1,232	60,418
Heineken NV (1)	75,963	4,837,742
Hunter Douglas NV	2,343	217,967
ING Groep NV	231,191	9,318,662
Koninklijke (Royal) Philips Electronics NV	98,300	3,883,143
Koninklijke Ahold NV	40,535	543,399
Oce NV	10,658	229,807

		20,797,713

New Zealand — 0.0%
Fletcher Building Ltd.	16,283	134,610

Norway — 2.5%
Aker Kvaerner ASA	184,600	4,658,994
Cermaq ASA	5,051	86,943
Petroleum Geo-Services ASA	199,400	4,658,919
Telenor ASA	208,600	3,848,765

		13,253,621

Russian Federation — 2.2%
GMK Norilsk Nickel, ADR	3,514	764,646
LUKOIL, ADR	95,684	7,078,674
Mobile TeleSystems	59,500	3,936,520

		11,779,840

Singapore — 0.3%
Jardine Cycle & Carriage, Ltd.	16,000	164,231
Neptune Orient Lines, Ltd.	125,000	406,918
SembCorp Industries, Ltd.	38,000	141,075
Singapore Airlines, Ltd.	16,000	199,085
Singapore Exchange, Ltd.	88,000	560,821

		1,472,130

South Korea — 2.9%
CJ Home Shopping (2)	11,036	869,061
Hana Financial Group, Inc.	48,540	2,299,194
Hanwha Chemical Corp. (2)	3,570	93,813
Honam Petrochemical Corp. (2)	1,946	300,783
Hyundai Motor Co. (2)	20,240	1,501,539
Hyundai Securities Co., Ltd.	47,870	1,459,589
Kookmin Bank, ADR	34,600	2,818,170
KT Corp. (2)	37,850	1,798,540

(See Notes which are an integral part of the Financial Statements)

August 31, 2007

Schedule of Investments

International Stock Fund (continued)

Description	Shares	Value

Common Stocks (continued)

South Korea (continued)
Mirae Asset Securities Co., Ltd.	1,018	$ 90,836
Samsung Electronics Co., Ltd.	6,040	3,825,442
SK Corp.	600	92,576

		15,149,543

Spain — 0.8%
Banco Bilbao Vizcaya Argentaria SA	192,900	4,447,894

Sweden — 5.1%
Boliden AB	24,750	521,510
Electrolux AB (1)	149,000	3,345,442
Elekta AB (1)	230,200	3,522,241
JM AB	27,600	730,813
Scania AB	20,400	473,687
Skandinaviska Enskilda Banken AB, Class A	66,600	2,013,872
Tele2 AB (1)	281,300	5,158,457
Volvo AB	645,320	11,150,014

		26,916,036

Switzerland — 5.0%
Geberit AG	4,350	640,890
Julius Baer Holding, Ltd.	69,132	4,587,959
Nestle SA	8,675	3,789,263
Novartis AG-REG	68,084	3,587,189
Roche Holding AG	22,595	3,932,013
Swatch Group AG	4,180	1,253,887
Zurich Financial Services AG	29,850	8,560,811

		26,352,012

Taiwan — 0.9%
Powerchip Semiconductor Corp.	2,055,368	1,014,517
Taishin Financial Holdings Co., Ltd.	2,561,000	1,284,704
Taiwan Semiconductor Manufacturing Co., Ltd.	1,147,417	2,190,629

		4,489,850

Thailand — 0.7%
Advanced Info Service Public Co., Ltd.	411,121	1,138,048
Bangkok Bank PCL	363,100	1,258,434
PTT Exploration & Production Public Co., Ltd.	387,060	1,376,314

		3,772,796

Turkey — 0.5%
Dogan Sirketler Grubu Holding AS	604,441	1,153,746
Eregli Demir ve Celik Fabrikalari AS	134,308	1,050,559
Koc Holding AS	0	2
Tupras-Turkiye Petrol Rafinerileri AS	10,375	236,723
Turkcell Iletisim Hizmetleri	0	3
Vestel Elektronik Sanayi ve Ticaret AS	23,444	53,268

		2,494,301

United Kingdom — 15.8%
3i Group PLC	3,795	80,867
Antofagasta PLC	377,265	5,425,197
Ashtead Group PLC	66,653	173,152

Description	Shares or Principal Amount	Value
Common Stocks (continued)

United Kingdom (continued)
AstraZeneca PLC	150,281	$ 7,417,147
Barratt Developments PLC	28,617	536,712
BHP Billiton PLC	26,323	777,348
British Energy Group PLC	400,100	3,747,957
British Land Company PLC	50,924	1,330,686
British Sky Broadcasting Group PLC	282,100	3,845,752
BT Group PLC	1,483,305	9,443,877
Cairn Energy PLC (2)	102,300	3,714,485
Capita Group PLC	38,410	582,573
Diageo PLC	222,850	4,755,934
Drax Group PLC	14,385	193,159
easyJet PLC (2)	341,521	3,986,182
IMI PLC	22,232	253,983
Imperial Tobacco Group PLC	42,626	1,928,042
Kazakhmys PLC	26,964	688,128
Land Securities Group PLC	38,983	1,426,883
Lonmin PLC	64,400	4,052,104
Man Group PLC	8,648	86,358
Marks & Spencer Group PLC	57,807	729,668
Michael Page International PLC	14,497	140,750
National Grid PLC	185,815	2,785,339
Next PLC	15,368	599,734
Northern Rock PLC	172,100	2,562,223
Prudential PLC	240,900	3,422,888
Royal Dutch Shell PLC, Class A	336,763	13,056,429
Travis Perkins PLC	8,575	309,283
WPP Group PLC	92,007	1,310,538
Xstrata PLC	66,000	3,854,279

		83,217,657

United States — 0.0%
Eurocastle Investment, Ltd.	2,403	84,387

Total Common Stocks (identified cost $447,130,963)		513,698,535

Short-Term Investments — 10.0%

Collateral Pool Investment for Securities on Loan — 8.2% (See Note 2 of the Financial Statements)		42,819,710

Repurchase Agreement — 1.8%
Agreement with State Street Bank & Trust, 4.500%, dated 8/31/2007, to be repurchased at $9,662,497 on 9/4/2007, collateralized by various securities with a maturity of 12/1/2020, with a market value of $9,854,159 (at amortized cost)	$9,657,669	9,657,669

Total Short-Term Investments (identified cost $52,477,379)		52,477,379

Total Investments — 107.7% (identified cost $499,608,342)		566,175,914
Other Assets and Liabilities — (7.7)%		(40,718,577)

Total Net Assets — 100.0%		$525,457,337

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

International Stock Fund (continued)

Industry Division

Industry	Market Value	% of Total Net Assets
Advertising	$1,310,538	0.2%
Agriculture	2,858,966	0.5
Airlines	18,889,629	3.6
Automobiles	15,285,612	2.9
Banks	62,806,891	12.1
Beverages	9,593,676	1.8
Building Materials	1,342,063	0.3
Chemicals	4,621,813	0.9
Commercial Services	896,474	0.2
Computers	4,438,287	0.8
Cosmetics	192,789	0.0
Distribution/Wholesale	6,137,957	1.2
Diversified Financial Services	18,674,345	3.6
Electronics	19,969,921	3.8
Engineering & Construction	10,958,889	2.1
Entertainment	4,647,192	0.9
Food & Staple Retailing	15,619,968	3.0
Healthcare	7,806,117	1.5
Holding Companies	17,410,875	3.3
Home Builders	2,421,654	0.5
Home Furnishings	3,677,769	0.7
Insurance	23,319,691	4.4
Internet	206,626	0.0
Iron & Steel	17,531,959	3.3
Leisure Time	4,726,260	0.9
Machinery	35,516,050	6.9
Media	6,882,987	1.3
Metals & Mining	30,234,866	5.7
Miscellaneous Manufacturing	9,485,852	1.8
Office & Business Equipment	453,138	0.1
Oil & Gas	42,151,210	8.0
Pharmaceuticals	14,963,616	2.8
Real Estate	11,232,126	2.1
REITs	2,841,957	0.5
Retail	14,362,519	2.7
Semiconductor Equipment & Products	16,638,142	3.2
Software	6,481,701	1.2
Telecommunications	34,638,233	6.6
Toys	9,015,873	1.7
Transportation	3,373,437	0.6
Venture Capital	80,867	0.0

Total Common Stocks	513,698,535	97.7
Collateral Pool Investment for Securities on Loan	42,819,710	8.2
Repurchase Agreement	9,657,669	1.8

Total Investments	566,175,914	107.7
Other Assets & Liabilities	(40,718,577)	(7.7)

Total Net Assets	$525,457,337	100.0%

Aggregate Bond Fund

Description	Principal Amount	Value
Collateralized Mortgage Obligations — 27.1%

Federal National Mortgage Association — 1.4%
5.500%, 8/25/2034, (Series 2005-123-PE) (1)	$ 3,000,000	$ 2,922,036

Other Financial — 25.7%
Banc of America Commercial Mortgage, Inc., Class A4, (Series 2007-3), 5.838%, 6/10/2049 (4)	2,000,000	1,995,380
Chase Mortgage Financial Corp., Class 7A1, (Series 2007-A2), 5.894%, 7/25/2037 (4)	5,797,417	5,780,848
Citigroup Commercial Mortgage Trust, Class A4, (Series 2006-C5), 5.431%, 10/15/2049	4,000,000	3,930,936
Citigroup Commercial Mortgage Trust, Class A4, (Series 2007-C6), 5.889%, 12/10/2049 (4)	3,000,000	3,010,551
JP Morgan Alternative Loan Trust, Class 12A1, (Series 2007-A2), 5.705%, 6/25/2037 (4)	5,796,374	5,622,482
JP Morgan Chase Commercial Mortgage Securities Corp., Class A1, (Series 2007-FL1A), 5.875%, 7/15/2019 (4)(6)(7)	3,000,000	2,993,217
JP Morgan Mortgage Trust, Class 3A3, (Series 2007-A4), 5.887%, 6/25/2037 (4)	4,922,611	4,816,479
Lehman Brothers Commercial Mortgage Trust, 2007-LLFA, Class A1, 5.800%, 6/15/2022 (4)(6)(7)	5,000,000	5,000,000
Morgan Stanley Capital, Class A2A, (Series 2005-HQ6), 4.882%, 8/13/2042	3,000,000	2,960,889
Morgan Stanley Capital, Class A4, (Series 2007-IQ15), 6.078%, 6/11/2049 (4)	3,000,000	2,976,169
Morgan Stanley Capital, Class A4, (Series 2007-T27), 5.804%, 6/11/2042 (4)	2,000,000	2,002,342
TIAA Retail Commercial Trust, Class A3, (Series 2007-C4), 6.104%, 8/15/2039 (4)	5,000,000	5,020,730
Wells Fargo Mortgage Backed Securities Trust 2006-AR7, Class 2A4, 5.607%, 5/25/2036 (4)	3,747,300	3,725,510
Wells Fargo Mortgage Backed Securities Trust 2006-AR8, Class 2A4, 5.240%, 4/25/2036 (4)	2,229,067	2,212,456

		52,047,989

Total Collateralized Mortgage Obligations (identified cost $54,938,827)		54,970,025

(See Notes which are an integral part of the Financial Statements)

August 31, 2007

Schedule of Investments

Aggregate Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes — 14.3%

Banks — 1.0%
Bank of America Corp., 6.000%, 9/1/2017	$ 2,000,000	$ 2,023,130

Broker/Dealers — 6.3%
Citigroup, Inc., 6.000%, 8/15/2017	3,000,000	3,042,288
Lehman Brothers Holdings, (Series MTN), 6.000%, 7/19/2012 (1)	3,000,000	2,999,562
Lehman Brothers Holdings, 6.875%, 7/17/2037	4,000,000	3,769,256
Morgan Stanley, 3.875%, 1/15/2009	3,000,000	2,945,826

		12,756,932

Energy — 1.0%
XTO Energy, Inc., 6.250%, 8/1/2017	2,000,000	2,046,428

Financial Services — 3.4%
Countrywide Financial Corp., (Series MTN), 5.800%, 6/7/2012	2,000,000	1,881,386
General Electric Capital Corp., (Series MTNA), 6.000%, 6/15/2012	2,000,000	2,061,172
Progressive Corp., 6.700%, 6/15/2037 (4)	3,000,000	2,912,316

		6,854,874

Household & Personal Products — 1.6%
Kimberly-Clark, 6.625%, 8/1/2037 (1)	3,000,000	3,174,390

Media — 1.0%
Comcast Corp., 6.950%, 8/15/2037	2,000,000	2,055,204

Total Corporate Bonds & Notes (identified cost $28,893,303)		28,910,958

Government Agencies — 11.3%

Federal Home Loan Mortgage Corporation — 8.8%
3.375%, 4/15/2009	5,000,000	4,889,075
4.625%, 12/19/2008	3,000,000	2,990,529
4.875%, 2/17/2009	5,000,000	5,001,035
5.000%, 6/11/2009	5,000,000	5,018,695

		17,899,334

Federal National Mortgage Association — 2.5%
4.875%, 4/15/2009	5,000,000	5,006,430

Total Government Agencies (identified cost $22,752,851)		22,905,764

Mortgage-Backed Securities — 26.7%

Federal National Mortgage Association — 26.7%
5.000%, 7/1/2022	5,999,401	5,858,823
5.000%, 1/1/2037	10,000,000	9,509,670
5.500%, 5/1/2037	17,000,001	16,605,992
6.000%, 9/13/2037 (5)	17,000,000	16,981,402
6.500%, 9/13/2037 (5)	5,000,000	5,075,780

Total Mortgage-Backed Securities (identified cost $53,435,580)		54,031,667

Description	Principal Amount	Value
U.S. Treasury Bonds & Notes — 29.4%
4.000%, 2/15/2015 (1)	$10,000,000	$ 9,726,570
4.500%, 5/15/2010 (1)	11,000,000	11,097,977
4.750%, 5/15/2014 (1)	10,000,000	10,229,690
4.750%, 8/15/2017 (1)	10,000,000	10,167,190
4.875%, 5/31/2009	5,000,000	5,057,035
4.875%, 4/30/2011 (1)	13,000,000	13,292,513

Total U.S. Treasury Bonds & Notes (identified cost $58,286,779)		59,570,975

Short-Term Investments — 35.5%

Collateral Pool Investment for Securities on Loan — 32.0% (See Note 2 of the Financial Statements)		65,024,824

Repurchase Agreement — 3.5%
Agreement with Morgan Stanley & Co., Inc., 5.250%, dated 8/31/2007, to be repurchased at $7,083,601 on 9/4/2007, collateralized by a U.S. Government Agency Obligation with a maturity of 9/12/2008, with a market value of $8,180,123 (at amortized cost)	7,079,471	7,079,471

Total Short-Term Investments (identified cost $72,104,295)		72,104,295

Total Investments — 144.3% (identified cost $290,411,635)		292,493,684
Other Assets and Liabilities — (44.3)%		(89,803,931)

Total Net Assets — 100.0%		$202,689,753

Government Income Fund

Description	Principal Amount	Value
Asset-Backed Securities — 1.1%

Federal Home Loan Mortgage Corporation — 0.1%
5.580%, 8/25/2031, (Series T-32-A1) (4)	$ 991,557	$ 995,830

Other Financial — 1.0%
Countrywide Asset-Backed Certificates 2007-QH2, Class A1, 5.560%, 4/25/2037 (4)(6)(7)	4,673,376	4,606,752
Green Tree Home Improvement Loan Trust 1998-B, Class HEB1, 7.810%, 11/15/2029	1,633,062	1,636,160
Structured Asset Securities Corp. Trust 2004-16XS, Class A2, 4.910%, 8/25/2034 (4)	249,588	248,327

		6,491,239

Total Asset-Backed Securities (identified cost $7,550,983)		7,487,069

Collateralized Mortgage Obligations — 33.1%

Federal Home Loan Mortgage Corporation — 5.0%
5.000%, 10/15/2029, (Series 2745-AY)	5,000,000	4,871,725

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Government Income Fund (continued)

Description	Principal Amount	Value
Collateralized Mortgage Obligations (continued)

Federal Home Loan Mortgage Corporation (continued)
5.000%, 10/15/2031, REMIC (Series 2543-LN)	$ 3,692,272	$ 3,652,137
5.000%, 5/15/2033, REMIC (Series 2791-BL)	2,250,150	2,181,595
5.000%, 10/15/2034, REMIC (Series 2876-DQ)	419,044	408,190
5.000%, 4/15/2035, REMIC (Series 2963-ED)	1,374,849	1,261,852
5.500%, 8/25/2034, (Series 2005-123-PE) (1)	5,407,000	5,266,483
5.500%, 10/15/2035, (Series 3058-WC)	2,686,169	2,686,946
5.670%, 6/15/2025, (Series 2993-TF) (4)	9,249,870	9,245,753
6.000%, 6/15/2037, (Series 3333-W)	4,940,395	4,906,059
6.500%, 10/15/2016, REMIC (Series 1702-PK)	332,029	331,531

		34,812,271

Federal National Mortgage Association — 1.4%
4.000%, 10/25/2032, REMIC (Series 2003-28-GA)	443,342	416,489
5.000%, 10/25/2016, REMIC (Series 2003-16-PD)	5,000,000	4,954,150
5.500%, 11/25/2035, (Series 2005-100-DA)	1,720,606	1,716,383
5.570%, 1/25/2031, REMIC (Series 2001-25-FA) (4)	2,367,610	2,366,642

		9,453,664

Other Financial — 26.7%
Banc of America Commercial Mortgage, Inc., Class A4, (Series 2007-3), 5.838%, 6/10/2049 (4)	7,000,000	6,983,830
Banc of America Funding Corp., Class 1A3, (Series 2007-C), 5.763%, 5/20/2036 (4)	7,575,732	7,620,528
Chase Mortgage Finance Corp., Class 11A1, (Series 2007-A1), 5.686%, 3/25/2037 (4)	12,703,838	12,672,460
Chase Mortgage Finance Corp., Class 7A1, (Series 2007-A2), 5.895%, 7/25/2037 (4)	9,662,361	9,634,746
Citigroup Commercial Mortgage Trust, Class A4, (Series 2006-C5), 5.431%, 10/15/2049	6,578,000	6,464,424
Citigroup Commercial Mortgage Trust, Class A4, (Series 2007-C6), 5.889%, 12/10/2049 (4)	6,000,000	6,021,102
Countrywide Home Loans, (Series 2003-J1-1A8), 5.750%, 3/25/2033	1,284,385	1,281,629
Credit Suisse Mortgage Capital Certificate, Class A1, (Series 2006-TF2A), 5.711%, 10/15/2021 (4)(6)(7)	4,173,153	4,172,030

Description	Principal Amount	Value
Collateralized Mortgage Obligations (continued)

Other Financial (continued)
Greenwich Capital Commercial Funding Corp., Class A1, (Series 2006-FL4A), 5.420%, 11/5/2021 (4)(6)(7)	$ 3,157,011	$ 3,156,108
GSR Mortgage Loan Trust, Class 2A8, (Series 2005-5F), 5.500%, 6/25/2035	6,000,000	5,765,616
JP Morgan Chase Commercial Mortgage Corp., Class A1, (Series 2007-FL1A), 5.986%, 12/15/2018 (4)(6)(7)	3,000,000	2,993,217
JP Morgan Alternative Loan Trust, Class 12A1, (Series 2007-A2), 5.705%, 6/25/2037 (4)	15,456,996	14,993,285
JP Morgan Mortgage Trust, Class 2A1, (Series 2007-A2), 5.718%, 4/25/2037 (4)	10,692,697	10,646,826
JP Morgan Mortgage Trust, Class 3A3, (Series 2007-A4), 5.888%, 6/25/2037 (4)	12,170,789	11,908,387
JP Morgan Mortgage Trust, Class 4A1, (Series 2007-A2), 6.057%, 4/25/2037 (4)	5,719,181	5,724,957
JP Morgan Mortgage Trust, Class 4A1M, (Series 2007-A2), 3.238%, 4/25/2037 (4)	8,578,772	8,542,741
Lehman Brothers Commercial Mortgage Trust, Class A1, (Series 2007-LLFA), 5.620%, 6/15/2022 (4)(6)(7)	8,000,000	8,000,000
Master Asset Securitization Trust, REMIC, (Series 2004-3-4A5), 5.000%, 3/25/2034	15,215,000	14,782,224
Morgan Stanley Capital, Class A2A, (Series 2005-HQ6), 4.882%, 8/13/2042	4,000,000	3,947,852
Morgan Stanley Capital, Class A4, (Series 2007-IQ15), 6.078%, 6/11/2049 (4)	6,000,000	5,952,336
Morgan Stanley Capital, Class A4, (Series 2007-T27), 5.804%, 6/11/2042 (4)	4,000,000	4,004,684
Residential Accredit Loans, Inc., Class A5, (Series 2003-QR24), 4.000%, 7/25/2033	1,974,366	1,874,094
Structured Asset Securities Corporation, (Series 2003-21-2A2), 5.250%, 8/25/2033	3,908,782	3,767,914
Thornburg Mortgage Securities Trust, Class A2B, (Series 2007-1), 5.420%, 3/25/2037 (4)	7,561,242	7,470,848
TIAA Retail Commercial Trust, Class A3, (Series 2007-C4), 6.104%, 8/15/2039 (4)	9,000,000	9,037,314
Wells Fargo Mortgage Backed Securities Trust, Class 2A4, (Series 2006-AR7), 5.603%, 5/25/2036 (4)	5,516,026	5,483,951

(See Notes which are an integral part of the Financial Statements)

August 31, 2007

Schedule of Investments

Government Income Fund (continued)

Description	Principal Amount	Value
Collateralized Mortgage Obligations (continued)

Other Financial (continued)
Wells Fargo Mortgage Backed Securities Trust, Class 2A4, (Series 2006-AR8), 5.240%, 4/25/2036 (4)	$ 3,715,111	$ 3,687,426

		186,590,529

Total Collateralized Mortgage Obligations (identified cost $232,576,626)		230,856,464

Corporate Bonds & Notes — 6.9%

Banks — 0.7%
Suntrust Bank, 5.360%, 4/21/2008 (4)	5,000,000	4,995,015

Broker/Dealers — 2.3%
Bear Stearns Co., Inc., 5.546%, 2/1/2012 (4)	6,000,000	5,599,020
Goldman Sachs Group, Inc., (Series MTN), 5.610%, 11/16/2009 (4)	5,000,000	4,972,530
Goldman Sachs Group, Inc., (Series MTNB), 5.450%, 12/22/2008 (4)	5,000,000	4,987,245

		15,558,795

Financial Services — 2.1%
Countrywide Home Loans, (Series MTN), 5.665%, 2/27/2008 (4)	5,000,000	4,844,485
John Deere Capital Corp., (Series MTN), 5.410%, 4/15/2008 (4)	5,000,000	5,002,035
SLM Corp., Note, (Series MTNA), 5.500%, 7/27/2009 (4)	5,000,000	4,799,260

		14,645,780

Insurance — 0.4%
HSB Capital I, Company Guarantee, (Series B), 6.270%, 7/15/2027 (4)	3,000,000	2,896,665

Multimedia — 0.7%
Time Warner, Inc., 5.730%, 11/13/2009 (4)	5,000,000	4,960,275

Real Estate — 0.7%
iStar Financial, Inc., 5.750%, 3/3/2008 (4)	5,000,000	4,954,685

Total Corporate Bonds & Notes (identified cost $48,979,799)		48,011,215

Government Agencies — 6.4%

Federal Home Loan Bank — 1.4%
5.300%, 5/26/2009	10,000,000	10,009,400

Federal Home Loan Mortgage Corporation — 2.8%
3.375%, 4/15/2009	10,000,000	9,778,150
5.000%, 6/11/2009	10,000,000	10,037,390

		19,815,540

Federal National Mortgage Association — 2.2%
4.875%, 4/15/2009	15,000,000	15,019,290

Total Government Agencies (identified cost $44,558,348)		44,844,230

Description	Principal Amount	Value
Mortgage-Backed Securities — 66.1%

Federal Home Loan Mortgage Corporation — 2.8%
5.000%, 8/1/2014	$ 2,942,320	$ 2,893,763
5.000%, 5/1/2021	3,691,513	3,606,531
5.000%, 10/1/2033	3,286,341	3,136,589
5.500%, 11/1/2018	3,835,144	3,825,357
5.500%, 10/1/2021	4,376,453	4,351,699
6.500%, 9/1/2016	238,821	244,049
7.000%, 11/1/2009	64,438	64,587
7.500%, 9/1/2013	85,552	89,806
7.500%, 4/1/2024	267,832	280,584
7.500%, 4/1/2027	138,434	145,039
8.000%, 8/1/2030	168,919	178,162
8.500%, 9/1/2024	143,005	153,364
9.000%, 6/1/2019	211,296	225,902
9.500%, 2/1/2025	163,451	177,015

		19,372,447

Federal National Mortgage Association — 61.1%
5.000%, 5/1/2018	2,481,591	2,431,445
5.000%, 5/1/2020	4,841,762	4,728,309
5.000%, 7/1/2035	4,641,046	4,411,653
5.000%, 2/1/2036	6,192,073	5,886,017
5.000%, 12/1/2036 (1)	33,070,147	31,435,589
5.500%, 8/1/2021 (1)	17,521,046	17,422,595
5.500%, 1/1/2023	2,729,218	2,698,789
5.500%, 10/1/2024	3,183,275	3,143,147
5.500%, 2/1/2033	1,750,698	1,715,740
5.500%, 6/1/2035	5,574,476	5,445,276
5.500%, 8/1/2036 (1)	3,747,429	3,660,575
5.500%, 11/1/2036 (1)	26,164,908	25,566,752
5.500%, 12/1/2036 (1)	19,118,282	18,681,219
5.500%, 5/1/2037	30,000,001	29,304,691
5.500%, 7/1/2037	75,000,000	73,261,726
5.500%, 8/1/2037	10,000,000	9,768,230
5.500%, 8/1/2037	20,000,000	19,536,460
6.000%, 9/1/2013	964,166	977,750
6.000%, 10/1/2016	613,873	621,915
6.000%, 9/1/2021 (1)	5,709,341	5,772,743
6.000%, 9/13/2037 (5)	130,000,000	129,857,781
6.500%, 9/1/2016	376,575	384,872
6.500%, 9/1/2016	755,035	771,670
6.500%, 8/1/2030	4,125,366	4,222,032
6.500%, 12/1/2031	250,242	255,943
6.500%, 9/13/2037 (5)	20,000,000	20,303,120
7.000%, 12/1/2010	130,732	130,874
7.000%, 3/1/2029	355,494	369,001
7.000%, 7/1/2029	912,277	946,940
7.000%, 2/1/2030	802,611	833,108
7.500%, 12/1/2009	284,054	286,871
7.500%, 10/1/2030	139,066	145,450
8.000%, 10/1/2028	1,324,176	1,400,545
8.000%, 4/1/2030	266,496	280,933

		426,659,761

Government National Mortgage Association — 2.2%
5.000%, 4/15/2034	2,116,852	2,042,584
5.500%, 9/15/2033 (1)	5,205,047	5,124,213
6.000%, 12/20/2033 (1)	5,740,173	5,776,113
6.500%, 9/15/2032	920,371	940,665
7.000%, 6/15/2029	561,498	585,959
7.000%, 8/15/2031	229,912	239,746
8.500%, 6/15/2010	163,373	167,419
9.000%, 11/15/2009	200,012	202,064
9.000%, 1/15/2010	77,203	78,379
9.500%, 10/15/2024	90,776	98,911

		15,256,053

Total Mortgage-Backed Securities (identified cost $461,258,273)		461,288,261

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Government Income Fund (continued)

Description	Principal Amount	Value
U.S. Treasury Bonds & Notes — 6.6%
4.750%, 8/15/2017 (1)	$45,000,000	$ 45,752,355
Total U.S. Treasury Bonds & Notes (identified cost $45,142,486)		45,752,355

Short-Term Investments — 25.0%

Collateral Pool Investment for Securities on Loan — 23.6% (See Note 2 of the Financial Statements)		164,687,110

Repurchase Agreement — 1.4%
Agreement with Morgan Stanley & Co., Inc., 5.250%, dated 8/31/2007, to be repurchased at $9,950,092 on 9/4/2007, collateralized by a U.S. Government Agency Obligation with a maturity of 10/31/2007, with a market value of $10,145,091 (at amortized cost)	9,944,291	9,944,291

Total Short-Term Investments (identified cost $174,631,401)		174,631,401

Total Investments — 145.2% (identified cost $1,014,697,916)		1,012,870,995
Other Assets and Liabilities — (45.2)%		(315,144,673)

Total Net Assets — 100.0%		$ 697,726,322

Short-Intermediate Bond Fund

Description	Principal Amount	Value
Asset-Backed Securities — 0.4%

Other Financial — 0.4%
Green Tree Home Improvement Loan Trust, Class HEB1, (Series 1998-B), 7.810%, 11/15/2029	$1,905,239	$ 1,908,853
Structured Asset Securities Corp. Trust, Class A2, (Series 2004-16XS), 4.910%, 8/25/2034 (4)	249,588	248,327

Total Asset-Backed Securities (identified cost $2,159,188)		2,157,180

Collateralized Mortgage Obligations — 24.1%

Federal Home Loan Mortgage Corporation — 2.5%
5.000%, 10/15/2029, (Series 2745-AY)	605,000	589,479
5.500%, 7/15/2032, (Series 2686-MH)	10,000,000	9,767,720
5.500%, 10/15/2035, (Series 3058-WC)	3,133,864	3,134,770

		13,491,969

Federal National Mortgage Association — 0.3%
5.500%, 11/25/2035, (Series 2005-100-DA)	1,720,606	1,716,383

Description	Principal Amount	Value
Collateralized Mortgage Obligations (continued)

Other Financial — 21.3%
Banc of America Commercial Mortgage, Inc., Class A4, (Series 2007-3), 5.838%, 6/10/2049 (4)	$ 5,000,000	$ 4,988,450
Banc of America Funding Corp., Class 1A3, (Series 2007-C), 5.763%, 5/20/2036 (4)	8,522,699	8,573,093
Chase Mortgage Finance Corp., Class 11A1, (Series 2007-A1), 5.686%, 3/25/2037 (4)	14,518,672	14,482,810
Chase Mortgage Finance Corp., Class 7A1, (Series 2007-A2), 5.895%, 7/25/2037 (4)	3,864,945	3,853,899
Citigroup Commercial Mortgage Trust, Class A4, (Series 2007-C6), 5.889%, 12/10/2049 (4)	5,000,000	5,017,585
CS First Boston Mortgage Securities Corp., Class 1A3, (Series 2003-11), 4.500%, 6/25/2033	1,499,343	1,481,709
GSR Mortgage Loan Trust, Class 2A8, (Series 2005-5F), 5.500%, 6/25/2035	4,000,000	3,843,744
JP Morgan Chase Commercial Mortgage, Class A1, (Series 2007-FL1A), 5.986%, 7/15/2019 (4)(6)(7)	4,000,000	3,990,956
JP Morgan Alternative Loan Trust, Class 12A1, (Series 2007-A2), 5.705%, 6/25/2037 (4)	7,728,498	7,496,643
JP Morgan Mortgage Trust, Class 2A1, (Series 2007-A2), 5.718%, 4/25/2037 (4)	7,128,465	7,097,884
JP Morgan Mortgage Trust, Class 3A3, (Series 2007-A4), 5.888%, 6/25/2037 (4)	7,876,177	7,706,367
JP Morgan Mortgage Trust, Class 4A1, (Series 2007-A2), 6.057%, 4/25/2037 (4)	6,672,378	6,679,117
JP Morgan Mortgage Trust, Class 4A1M, (Series 2007-A2), 3.238%, 4/25/2037 (4)	8,578,772	8,542,741
Lehman Brothers Commercial Mortgage Trust, Class A1, (Series 2007-LLFA), 5.620%, 6/15/2022 (4)(6)(7)	7,000,000	7,000,000
Morgan Stanley Capital, Class A2A, (Series 2005-HQ6), 4.882%, 8/13/2042	5,675,000	5,601,015
Morgan Stanley Capital, Class A4, (Series 2007-IQ15), 6.078%, 6/11/2049 (4)	2,000,000	1,984,113
Morgan Stanley Capital, Class A4, (Series 2007-T27), 5.804%, 6/11/2042 (4)	3,000,000	3,003,513

(See Notes which are an integral part of the Financial Statements)

August 31, 2007

Schedule of Investments

Short-Intermediate Bond Fund (continued)

Description	Principal Amount	Value
Collateralized Mortgage Obligations (continued)

Other Financial (continued)
Prudential Home Mortgage Securities, Class 2B, (Series 1993-H), 6.980%, 9/28/2008 (4)(6)(7)	$ 10,445	$ 10,386
Residential Accredit Loans, Inc., Class A5, (Series 2003-QR24), 4.000%, 7/25/2033	1,974,366	1,874,094
TIAA Retail Commercial Trust, Class A3, (Series 2007-C4), 6.104%, 8/15/2039 (4)	6,000,000	6,024,876
Wells Fargo Mortgage Backed Securities Trust, Class 2A4, (Series 2006-AR7), 5.603%, 5/25/2036 (4)	3,747,300	3,725,510
Wells Fargo Mortgage Backed Securities Trust, Class 2A4, (Series 2006-AR8), 5.240%, 4/25/2036 (4)	3,715,111	3,687,426

		116,665,931

Total Collateralized Mortgage Obligations (identified cost $132,722,284)		131,874,283

Corporate Bonds & Notes — 42.4%

Automotive & Related — 2.2%
DaimlerChrysler North America Holding Corp., Company Guarantee, 4.050%, 6/4/2008	7,000,000	6,897,632
Ford Motor Credit Co., Sr. Note, 4.950%, 1/15/2008	5,000,000	4,926,885

		11,824,517

Banks — 9.4%
Citicorp, Sub. Note, (Series MTNF), 6.375%, 11/15/2008	7,000,000	7,102,340
HBOS Treasury Services PLC, 5.625%, 7/20/2009 (6)(7)	15,000,000	15,232,620
NationsBank Corp., Sub. Note, 7.800%, 9/15/2016	2,000,000	2,267,262
Northern Rock PLC, (Series 144A), 6.594%, 6/28/2017 (4)(6)(7)	5,000,000	4,816,575
Suntrust Bank, 5.360%, 4/21/2008 (4)	5,000,000	4,995,015
U.S. Bank NA, Sr. Note, (Series BKNT), 4.400%, 8/15/2008	10,000,000	9,892,430
UBS Preferred Funding Trust, 8.622%, 10/1/2049 (1)(4)	7,000,000	7,666,113

		51,972,355

Beverages & Foods — 1.5%
General Mills, Inc., Note, 3.875%, 11/30/2007	5,000,000	4,976,395
Safeway, Inc., 5.710%, 3/27/2009 (4)	3,000,000	3,003,258

		7,979,653

Broker/Dealers — 7.8%
Bear Stearns Co., Inc., 3.250%, 3/25/2009 (1)	10,000,000	9,562,550
Bear Stearns Co., Inc., 5.350%, 2/1/2012 (1)	5,000,000	4,803,635

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Broker/Dealers — 7.8% (continued)
Citigroup, Inc., 6.000%, 8/15/2017	$ 5,000,000	$ 5,070,480
Lehman Brothers Holdings, 6.500%, 7/19/2017	4,000,000	3,945,224
Lehman Brothers Holdings, 6.875%, 7/17/2037	4,000,000	3,769,256
Lehman Brothers Holdings, (Series MTN), 6.000%, 7/19/2012 (1)	6,000,000	5,999,124
Morgan Stanley, 3.875%, 1/15/2009 (1)	10,000,000	9,819,420

		42,969,689

Construction Equipment — 1.5%
CRH America, Inc., 6.000%, 9/30/2016	4,000,000	3,998,412
CRH America, Inc., Note, 6.950%, 3/15/2012	4,000,000	4,183,124

		8,181,536

Corporate-Other — 1.0%
Core Investment Grade Trust, Pass-Thru Certificate, 4.642%, 11/30/2007 (4)	5,303,705	5,287,439

Domestic & International Oil — 0.5%
Occidental Petroleum Corp., Note, 4.000%, 11/30/2007	2,500,000	2,489,870

Electrical Equipment — 0.9%
General Electric Co., Note, 5.000%, 2/1/2013	5,000,000	4,938,570

Energy — 0.6%
XTO Energy, Inc., 6.250%, 8/1/2017	3,000,000	3,069,642

Financial Services — 8.6%
American General Finance Corp., Note, (Series G), 5.375%, 10/1/2012	2,500,000	2,463,070
Countrywide Financial Corp., 5.800%, 6/7/2012	5,000,000	4,703,465
General Electric Capital Corp., Note, 5.400%, 3/4/2008 (4)	4,000,000	3,999,888
General Electric Capital Corp., Note, 5.400%, 2/15/2017 (1)	6,000,000	5,915,508
General Electric Capital Corp., Note, 6.000%, 6/15/2012	5,000,000	5,152,930
John Deere Capital Corp., Note, (Series MTND), 4.400%, 7/15/2009	6,000,000	5,952,006
National Rural Utilities Cooperative Finance Corp., Collateral Trust, 3.875%, 2/15/2008	4,000,000	3,971,828
Progressive Corp., 6.700%, 6/15/2037 (4)	7,000,000	6,795,404
Residential Capital Corp., 6.500%, 4/17/2013	4,000,000	3,013,180
SLM Corp., Note, (Series MTNA), 5.500%, 7/27/2009 (4)	5,000,000	4,799,260

		46,766,539

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Short-Intermediate Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Household & Personal Products — 1.3%
Kimberly-Clark, 6.125%, 8/1/2017 (1)	$ 3,000,000	$ 3,114,810
Kimberly-Clark, 6.625%, 8/1/2037	4,000,000	4,232,520

		7,347,330

Insurance — 2.9%
AIG SunAmerica Global Financial, Bond, (Series 144A), 5.850%, 8/1/2008 (6)(7)	7,000,000	7,009,114
GE Global Insurance Holding, Note, 7.500%, 6/15/2010	4,825,000	5,125,139
HSB Capital I, Company Guarantee, (Series B), 6.270%, 7/15/2027 (4)	4,000,000	3,862,220

		15,996,473

Leasing — 0.4%
International Lease Finance Corp., Note, 4.500%, 5/1/2008	2,000,000	1,980,500

Media — 1.0%
Comcast Corp., Company Guarantee, 4.950%, 6/15/2016	6,000,000	5,563,650

Multimedia — 1.8%
Time Warner Cable, Inc., (Series 144A), 5.400%, 7/2/2012 (6)(7)	5,000,000	4,946,615
Time Warner, Inc., 5.730%, 11/13/2009 (4)	5,000,000	4,960,275

		9,906,890

Real Estate — 1.0%
iStar Financials, Inc., 5.850%, 3/15/2017	6,000,000	5,427,258

Total Corporate Bonds & Notes (identified cost $235,279,215)		231,701,911

Government Agencies — 5.5%

Federal Home Loan Bank — 1.8%
5.300%, 5/26/2009 (1)	10,000,000	10,009,400

Federal Home Loan Mortgage Corporation — 1.9%
5.000%, 7/15/2014 (1)	10,000,000	10,084,680

Federal National Mortgage Association — 1.8%
5.125%, 1/2/2014 (1)	10,000,000	10,033,000

Total Government Agencies (identified cost $29,880,810)		30,127,080

Mortgage-Backed Securities — 28.3%

Federal Home Loan Mortgage Corporation — 1.8%
5.500%, 10/1/2021	2,594,570	2,579,991
5.500%, 10/1/2021	4,376,453	4,351,699
6.000%, 10/1/2021	2,616,140	2,643,613
7.500%, 2/1/2031	387,475	404,924
7.500%, 6/1/2031	115,454	120,557

		10,100,784

Description	Principal Amount	Value
Mortgage-Backed Securities (continued)

Federal National Mortgage Association — 26.4%
5.000%, 8/1/2020 (1)	$19,684,237	$ 19,231,953
5.000%, 7/1/2035	2,287,240	2,174,189
5.500%, 11/1/2018 (1)	8,721,719	8,691,594
5.500%, 7/1/2020	3,489,241	3,471,101
5.500%, 8/1/2021 (1)	18,922,729	18,816,402
5.500%, 12/1/2036 (1)	28,677,423	28,021,828
6.000%, 9/1/2021 (1)	7,651,664	7,736,636
6.000%, 9/13/2037 (5)	55,000,000	54,939,830
6.500%, 10/1/2031	739,776	756,629
7.000%, 12/1/2015	539,403	556,640

		144,396,802

Government National Mortgage Association — 0.1%
7.000%, 3/15/2032	388,574	405,242

Total Mortgage-Backed Securities (identified cost $155,931,585)		154,902,828

U.S. Treasury Bonds & Notes — 3.7%
4.750%, 8/15/2017 (1)	20,000,000	20,334,380
Total U.S. Treasury Bonds & Notes (identified cost $20,165,127)		20,334,380

Short-Term Investments — 35.7%

Collateral Pool Investment for Securities on Loan — 29.6% (See Note 2 of the Financial Statements)		161,927,987

Repurchase Agreement — 6.1%
Agreement with Morgan Stanley & Co., Inc., 5.250%, dated 8/31/2007, to be repurchased at $33,160,317 on 9/4/2007, collateralized by a U.S. Government Agency Obligation with a maturity of 10/31/2007, with a market value of $33,807,053 (at amortized cost)	33,140,985	33,140,985

Total Short-Term Investments (identified cost $195,068,972)		195,068,972

Total Investments — 140.1% (identified cost $771,207,181)		766,166,634
Other Assets and Liabilities — (40.1)%		(219,296,404)

Total Net Assets — 100.0%		$546,870,230

(See Notes which are an integral part of the Financial Statements)

August 31, 2007

Schedule of Investments

Intermediate Tax-Free Fund

Description/Credit Ratings (9)	Shares or Principal Amount	Value
Municipals — 97.1%

Arizona — 3.1%
Maricopa County, AZ, School District No. 28 Kyrene Elementary, (Series 2001 A), GO UT, 5.000%, (MBIA Insurance Corp.)/(Original Issue Yield: 4.59%), 7/1/2013 NR/Aaa	$1,385,000	$ 1,473,238
Maricopa County, AZ, Sun Health Corporation Hospital Revenue Bonds, (Series 2005), 5.000%, (Original Issue Yield: 4.46%), 4/1/2016 BBB/Baa1: Call Date 4/1/2015	550,000	553,427
Phoenix, AZ, Civic Improvement Corp., Jr. Lien Water System Revenue Refunding Construction Bonds, 5.250%, (FGIC)/(Original Issue Yield: 4.69%), 7/1/2016 AAA/Aaa	500,000	546,435

		2,573,100

Arkansas — 0.1%
Arkansas Development Finance Authority, State Agency Facilities Construction Bonds, Revenue Department Building Commission Project, (Series 1997), Revenue Bonds, 5.000%, (AMBAC INS)/(Original Issue Yield: 5.055%), 7/1/2020 AAA/Aaa; Call Date 7/1/2007	120,000	121,303

California — 5.6%
Sierra View Local Health Care District Revenue Bonds, 4.700%, (Original Issue Yield: 4.74%), 7/1/2016 NR/A	250,000	250,523
Sierra View Local Health Care District Revenue Bonds, 5.250%, (Original Issue Yield: 5.32%), 7/1/2023 NR/A; Call date 9/1/2017	250,000	249,980
Sierra View Local Health Care District Revenue Bonds, 5.250%, (Original Issue Yield: 5.28%), 7/1/2022 NR/A; Call date 9/1/2017	1,000,000	1,002,970
Sierra View Local Health Care District Revenue Bonds, 5.300%, (Original Issue Yield: 5.38%), 7/1/2026 NR/A; Call date 9/1/2017	1,000,000	998,740
State of California, GO UT Refunding Bonds, 5.000%, (Original Issue Yield: 3.72%), 9/1/2012 A+/A1	2,000,000	2,110,920

		4,613,133

Description/Credit Ratings (9)	Shares or Principal Amount	Value
Municipals (continued)

Colorado — 5.1%
Compark Business Campus Metropolitan District, Douglas County, CO, GO UT, (Series 2007A) Refunding Improvement Bonds, 4.750%, (Radian)/(Original Issue Yield: 4.95%), 12/1/2015 AA/NR	$ 635,000	$ 634,530
El Paso County, CO, School District No. 49 Falcon, GO UT, (Series 2002), 5.750%, (FGIC State Aid Withholding)/(Original Issue Yield: 4.75%), 12/1/2013 AAA/Aaa; Call Date 12/1/2011	1,875,000	2,026,688
University of Northern Colorado, Auxiliary Facilities System Revenue Refunding & Improvement Bonds (Series 2005), 5.000%, (FSA Insurance Corp.)/(Original Issue Yield: 3.88%), 6/1/2017 AAA/Aaa; Call Date 6/1/2015	1,445,000	1,535,327

		4,196,545

Connecticut — 0.1%
State of Connecticut Health and Educational Facilities Authority, Waterbury Hospital Issue Revenue Bonds, (Series C), 6.125%, (Radian Ins.)/(Original Issue Yield: 5.65%), 7/1/2014 AA/NR; Call Date 7/1/2009	100,000	104,173

Florida — 4.5%
Lee County, FL, Transportation Facilities, Sanibel Bridges & Causeway Project, (Series 2005 B), Revenue Bonds, 5.000%, (CIFG)/(Original Issue Yield: 3.95%), 10/1/2018 AAA/Aaa; Call Date 10/1/2015	1,525,000	1,603,477
State of Florida Board of Education, Lottery Revenue Bonds, (Series 2002 A), 5.000%, (FGIC)/(Original Issue Yield: 5.06%), 7/1/2019 AAA/Aaa; Call Date 7/1/2012	2,000,000	2,075,480

		3,678,957

Georgia — 3.4%
City of Atlanta Water and Wastewater Revenue Bonds, (Series 1999), 5.000%, (FGIC)/(Original Issue Yield: 5.21%), 11/1/2038 (Prerefunded 5/1/2009) AAA/Aaa	250,000	256,133

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Intermediate Tax-Free Fund (continued)

Description/Credit Ratings (9)	Shares or Principal Amount	Value
Municipals (continued)

Georgia (continued)
City of Atlanta, Georgia, Atlantic Station Project Tax Allocation Refunding Bonds, (Series 2007), 4.750%, (Assured Guaranty Corp.)/(Original Issue Yield: 4.96%), 12/1/2024 AAA/Aaa; Call date 12/1/2017	$1,500,000	$ 1,463,670
Georgia Municipal Electric Authority, Project One Subordinated Revenue Bonds, (Series 1998 A), 5.250%, (MBIA Insurance Corp.)/(Original Issue Yield: 4.70%), 1/1/2014 AAA/Aaa	1,000,000	1,077,840

		2,797,643

Illinois — 7.8%
Illinois Finance Authority, Community Rehabilitation Providers Facilities Acquisition Program, Refunding and New Money Revenue Bonds, (Series 2007A), 5.000% (Original Issue Yield: 5.000%), 7/1/2016 BBB/NR; Call Date: 7/1/2014	730,000	739,826
Illinois Municipal Electric Agency Power Supply System Revenue Bonds, (Series 2007A), (FGIC) 5.250%, (Original Issue Yield: 4.52%), 2/1/2019 AAA/Aaa; Call date 2/1/2017	1,000,000	1,069,620
Kendall, Kane & Will Counties, IL, Community Unit School District No. 308, GO UT, (Series 2004), 5.250%, (FSA Insurance Corp.)/(Original Issue Yield: 4.38%), 10/1/2016 NR/Aaa; Call Date 10/1/2014	1,125,000	1,210,848
School District Number 51, Tazewell County, Illinois, (Washington Central) GO UT School Bonds, (Series 2007), 9.000% (FGIC)/(Original Issue Yield: 4.85%), 12/1/2025 AAA/Aaa	800,000	1,214,231
State of Illinois, Illinois First Fund for Infrastructure, Roads, Schools & Transit, GO UT (Series of February 2002), 5.500% (FGIC/Original Issue Yield: 4.99%), 2/1/2018 AAA/Aaa; Call Date 2/1/2012	300,000	317,379
Streamwood Park District, IL, GO Ltd., (Series 2006 B), 4.875%, (Original Issue Yield: 3.87%), 12/1/2008	620,000	626,380
University of Illinois, Auxiliary Facilities System Revenue Refunding Bonds, (Series 2001 A), 5.250%, (AMBAC INS)/(Original Issue Yield: 4.53%), 4/1/2013 AAA/Aaa	1,060,000	1,135,949

		6,314,233

Description/Credit Ratings (9)	Shares or Principal Amount	Value
Municipals (continued)

Iowa — 0.3%
Polk County, Iowa General Obligation Capital Loan Notes, (Series 2004 B), 5.250%, (Original Issue Yield: 5.25%), 6/1/2020 AA+/Aa2; Call Date 6/1/2014 (9)	$ 235,000	$ 243,197

Kansas — 4.1%
Sedgwick County, Kansas and Shawnee County, Kansas Mortgage-Backed Securities Program, Single Family Mortgage Revenue Bonds, (Series 2002 B-5), (AMT) 5.450%, GNMA/FNMA Coll (Original Issue Yield: 5.45%), 6/1/2027 NR/Aaa; Call Date 6/1/2013 (9)	1,335,000	1,358,910
Sedgwick County, Kansas and Shawnee County, Kansas Mortgage-Backed Securities Program, Single Family Mortgage Revenue Bonds, (Series 2005 A-1), (AMT) 5.650%, GNMA/FNMA Coll (Original Issue Yield: 5.025%), 12/1/2036 NR/Aaa; Call Date 12/1/2014 (9)	1,500,000	1,551,210
Sedgwick County, Kansas and Shawnee County, Kansas Mortgage-Backed Securities Program, Single Family Mortgage Revenue Bonds, (Series 2006 B-3), (AMT) 5.250%, GNMA/FNMA Coll (Original Issue Yield: 4.44%), 12/1/2038 NR/Aaa; Call Date 12/1/2016 (9)	470,000	461,112

		3,371,232

Kentucky — 2.6%
Kentucky State Property & Building Commission Revenue Refunding Bonds, 5.000%, (MBIA)/(Original Issue Yield: 3.95%), 8/1/2018 AAA/Aaa	2,000,000	2,144,200

Louisiana — 2.7%
City of Monroe, State of Louisiana Economic Development Projects-Tower Drive Economic Development Area Sales Tax Increment Revenue and Refunding Bonds, (Series 2007), 5.000%, (Radian)/(Original Issue Yield: 4.80%), 3/1/2015 AA/AA; Call Date 3/1/2012	1,125,000	1,138,511
State of Louisiana, GO UT Match Bonds, (Series 2006 B), 5.000%, (CIFG INS)/(Original Issue Yield: 4.38%), 7/15/2017 AAA/Aaa; Call Date 7/15/2016	1,000,000	1,060,910

		2,199,421

(See Notes which are an integral part of the Financial Statements)

August 31, 2007

Schedule of Investments

Intermediate Tax-Free Fund (continued)

Description/Credit Ratings (9)	Shares or Principal Amount	Value
Municipals (continued)

Maryland — 2.0%
Maryland Community Development Administration Department of Housing and Community Administration Housing Revenue Bonds, (Series 2001 B), 5.450%, 7/1/2043 NR/Aa2; Call date: 7/1/2011 (9)	$1,610,000	$ 1,620,884

Michigan — 5.4%
Detroit, MI, City School District, School Building & Site Improvement Bonds (Series 1998 B), GO UT, 5.000%, (FGIC Q-SBLF)/(Original Issue Yield: 4.50%), 5/1/2009 AAA/Aaa	2,000,000	2,041,940
Michigan State Hospital Finance Authority, Marquette General Hospital Obligated Group, Hospital Revenue Bonds, (Series 2005A), 5.000%, (Original Issue Yield: 3.92%), 5/15/2011 NR/Baa1	410,000	414,932
Michigan State Strategic Fund, Ltd., Oblig. Revenue Refunding Bonds, (OBG-DOW Chemical Project), (Series 2003), 4.600%, (Original Issue Yield: 4.599%), 6/1/2014 A-/A-2/A3/P-2	2,000,000	2,007,820

		4,464,692

Mississippi — 1.3%
Rankin County, MS, School District, GO UT Refunding Bonds, 5.000%, (FSA INS)/(Original Issue Yield: 3.98%), 10/1/2014 AAA/Aaa	1,000,000	1,068,660

Nevada — 3.8%
Clark County, NV, School District, GO Ltd., Building & Refunding Bonds, (Series 2001 D), 5.250%, (FGIC)/(Original Issue Yield: 4.48%), 6/15/2014 AAA/Aaa; Call Date 6/15/2011	1,880,000	2,028,614
Nevada Rural Housing Authority Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, (Series 2007B (AMT)), 5.700%, GNMA/FNMA/FHLMC (Original Issue Yield: 5.02%), 4/1/2041 NR/Aaa; Call Date 8/1/2017 (9)	1,000,000	1,048,180

		3,076,794

New Hampshire — 0.1%
New Hampshire Health and Education Facilities Authority, New Hampshire College Issue Revenue Bonds, (Series 2000), 7.000%, (Original Issue Yield: 6.999%), 1/1/2015 BBB-/NR; Call Date 1/1/2011	100,000	107,082

Description/Credit Ratings (9)	Shares or Principal Amount	Value
Municipals (continued)

New Mexico — 1.3%
New Mexico State Highway Commission, Senior Subordinate Lien Tax Revenue Bonds, (Series 1999), 6.000%, (Original Issue Yield: 5.37%), 6/15/2010 (Prerefunded 6/15/2009), AA+/Aa2; Call Date 6/15/2009	$1,000,000	$ 1,039,330

New York — 6.5%
Metropolitan Transit Authority, NY, Transportation Revenue Bonds, (Series 2005 A), 5.500%, (AMBAC INS)/(Original Issue Yield: 3.61%), 11/15/2016 AAA/Aaa	1,500,000	1,674,030
New York St Dorm Authority Health Quest Systems Revenue Bonds, (Series 2007 B), 5.000%, (GTY)(Original Issue Yield: 4.50%), 7/1/2016 AAA/Aaa	250,000	266,883
New York, NY, GO UT, (Series C), 5.500%, (FGIC-TCRS)/(Original Issue Yield: 4.80%), 8/1/2015 AAA/Aaa; Call Date 2/1/2013	2,000,000	2,155,539
Oswego County, NY, GO UT, 6.700%, (Original Issue Yield: 6.80%), 6/15/2011 (Econ Defeased to Maturity), NR/A3	1,100,000	1,217,315

		5,313,767

North Dakota — 5.8%
Fargo, ND, Health System Revenue Bonds, (Meritcare), (Series 2000 A), 5.750%, (FSA Insurance Corp.)/(Original Issue Yield: 5.30%), 6/1/2012 AAA/Aaa; Call Date 6/1/2010	2,940,000	3,112,548
North Dakota State Water Commission, Water Development and Management Program Revenue Bonds, (Series 2000 A), 6.000%, (MBIA Insurance Corp.)/(Original Issue Yield: 5.39%), 8/1/2011 (Prerefunded 8/1/2010) AAA/Aaa; Call Date 8/1/2010	1,545,000	1,643,741

		4,756,289

Ohio — 4.0%
Columbus, OH, GO UT, (Series 2002-1), 5.000%, (Original Issue Yield: 4.05%), 11/15/2015 AAA/Aaa; Call Date 11/15/2012	2,115,000	2,227,391
Olentangy, OH, Local School District, (Series 2004 B), GO UT, Refunding Bonds, 5.500%, (FGIC)/(Original Issue Yield: 4.48%), 12/1/2016 AAA/Aaa; Call Date 6/1/2014	1,000,000	1,090,860

		3,318,251

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Intermediate Tax-Free Fund (continued)

Description/Credit Ratings (9)	Shares or Principal Amount	Value
Municipals (continued)

Oregon — 1.3%
The Port of Portland, Oregon, Portland International Airport Refunding Revenue Bonds, (Series Fifteen B (AMT)), 5.375%, (FGIC)/(Original Issue Yield: 4.97%), 7/1/2015 AAA/Aaa; Call Date 7/1/2011 (9)	$1,040,000	$ 1,093,425

Pennsylvania — 2.6%
Pennsylvania State Industrial Development Authority Economic Development Revenue Bonds, 5.500%, (AMBAC INS)/(Original Issue Yield: 4.52%), 7/1/2014 AAA/Aaa; Call Date 7/1/2012	2,000,000	2,166,020

South Carolina — 0.2%
School District No. 2 of Richland County South Carolina GO Bonds, (Series 2001A), 5.000%, (SCSDE)/(Original Issue Yield: 5.04%), 3/1/2019 AA/Aa1; Call Date 3/1/2011	125,000	128,745

Tennessee — 2.2%
Putnam County, TN, GO UT School Refunding Bonds, (Series 2001), 5.250%, (FGIC)/(Original Issue Yield: 4.53%), 4/1/2013 NR/Aaa	1,200,000	1,289,100
The Health, Educational and Housing Facilities Board of the County of Sumner, Tennessee, Sumner Regional Health Systems, Inc., Hospital Revenue, Refunding and Improvement Bonds, (Series 2007 A), 5.250%, (Original Issue Yield: 4.70%), 11/1/2013 NR/BBB+	535,000	545,663

		1,834,763

Texas — 3.3%
Parmer County Hospital District, TX, GO UT, 5.400%, (Original Issue Yield: 5.55%), 2/15/2026 NR/Baa1; Call Date 2/15/2012	645,000	641,253
San Antonio, TX, Electricity and Gas System Revenue Refunding Bonds, (Series 2005), 5.000%, (Original Issue Yield: 4.15%), 2/1/2019 AA/Aa1; Call Date 2/1/2015	2,000,000	2,089,200

		2,730,453

Utah — 1.3%
South Valley Sewer District, Utah, Sewer Revenue Bonds, (Series 2005), 5.000%, (FSA Insurance Corp.)/(Original Issue Yield: 3.72%), 1/1/2014 NR/Aaa	1,000,000	1,062,210

Description/Credit Ratings (9)	Shares or Principal Amount	Value
Municipals (continued)

Virginia — 5.7%
State of Virginia Public School Authority, School Educational Technology Notes, (Series Vlll), 5.000%, (Original Issue Yield: 3.65%), 4/15/2012 AA+/Aa1	$3,000,000	$ 3,161,220
Suffolk, VA, Redevelopment & Housing Authority, Multi Family Housing Revenue Refunding Bonds (Windsor at Potomac Vista Limited Partnership Project), 4.850%, (Fannie Mae-Standby Liq Fac)/(Original Issue Yield: 4.85%)/(Mandatory Tender 7/1/2011), 7/1/2031 NR/Aaa	1,500,000	1,540,575

		4,701,795

Washington — 1.3%
Port Longview, WA, Industrial Development Corp., Solid Waste Disposal Revenue Bonds, (Weyerhaeuser Co. Project Series 1992), 6.875%, (Original Issue Yield: 6.874%), 10/1/2008 BBB/NR (9)	1,000,000	1,026,130

West Virginia — 3.1%
West Virginia State Hospital Finance Authority, Hospital Revenue Bonds, (Series 2000 B), (Oak Hill Hospital, Inc.), 6.750%, (Original Issue Yield: 6.95%), 9/1/2030, (Prerefunded 9/1/2010), NR/A2; Call Date 9/1/2010	1,000,000	1,094,210
West Virginia State Hospital Finance Authority, Hospital Revenue Bonds, United Hospital Center, Inc. Project (Series A), (AMBAC INS), 5.000%, (Original Issue Yield: 4.38%), 6/1/2018 AAA/Aaa; Call Date 6/1/2016	1,345,000	1,410,892

		2,505,102

Wisconsin — 6.5%
City of Kaukauna, Outagamie County, WI Bond Anticipation Notes, 4.000%, (Original Issue Yield: 3.45%), 8/1/2008 NR/MIG-1; Call Date 8/1/2007 (Continuously Callable)	300,000	299,793
Oconomowoc, Wisconsin Area School District Refunding Bonds, (Series 2006 A), GO UT, 4.500%, (Original Issue Yield: 4.25%), 4/1/2021 NR/Aaa; Call Date 4/1/2016	505,000	505,338
Village of Grafton, WI, Bond Anticipation Notes, (Series 2006 B), 4.000%, (Original Issue Yield: 3.75%), 12/1/2010 NR/A1; Call Date 12/1/2009	1,180,000	1,184,460

(See Notes which are an integral part of the Financial Statements)

August 31, 2007

Schedule of Investments

Intermediate Tax-Free Fund (continued)

Description/Credit Ratings (9)	Shares or Principal Amount	Value
Municipals (continued)

Wisconsin (continued)

Wisconsin Health and Education Facilities Authority, Watertown Memorial Hospital, Inc., Revenue Bonds, (Series 2001), 5.500%, (Radian)/(Original Issue Yield: 5.65%), 8/15/2021 AA/NR; Call Date 8/15/2011

	$ 100,000	$ 101,769
Wisconsin Health and Educational Facilities Authority Wheaton Franciscan Healthcare System Revenue Bonds, (Series 2006 A), 5.000%, (Original Issue Yield: 4.17%), 8/15/2014 A-/Baa1	500,000	504,365
Wisconsin Housing and Economic Development Authority Home Ownership Revenue Bonds, (Series 2001 B), (AMT) 4.850%, (Original Issue Yield: 4.85%), 9/1/2031 AA/Aa2; Call Date 6/1/2011 (9)	880,000	877,369
Wisconsin State, GO UT, (Series C), 6.000%, (Original Issue Yield: 5.75%), 5/1/2014, (Prerefunded 5/1/2010), AA-/Aa3; Call Date 5/1/2010	1,750,000	1,850,362

		5,323,456

Total Municipals (identified cost $79,192,026)		79,694,985

Mutual Funds — 6.4%
Marshall Tax Free Money Market Fund Class I	5,226,243	5,226,243

Total Mutual Funds (identified cost $5,226,243)		5,226,243

Total Investments — 103.5% (identified cost $84,418,269)		84,921,228
Other Assets and Liabilities — (3.5)%		(2,883,738)

Total Net Assets — 100.0%		$82,037,490

Short-Term Income Fund

Description	Principal Amount	Value
Asset-Backed Securities — 12.1%

Other Financial — 12.1%
Capital Auto Receivables Asset Trust 2004-1, Class A4, 2.640%, 11/17/2008	$ 416,182	$ 415,607
Capital One Auto Finance Trust 2007-A, Class A3A, 5.250%, 8/15/2011	2,000,000	1,996,229
Caterpillar Financial Asset Trust 2005-A, Class A3, 3.900%, 2/25/2009	210,359	209,764

Description	Principal Amount	Value
Asset-Backed Securities (continued)

Other Financial (continued)
Countrywide Asset-Backed Certificates 2007-QH2, Class A1, 5.560%, 4/25/2037 (4)(6)(7)	$1,488,938	$ 1,467,711
DaimlerChrysler Auto Trust 2006-C, Class A4, 4.980%, 11/8/2011	2,000,000	1,986,822
GE Capital Credit Card Master Note Trust 2006-1, Class A, 5.080%, 9/15/2012	1,850,000	1,853,202
Green Tree Home Improvement Loan Trust 1998-B, Class HEB1, 7.810%, 11/15/2029	816,531	818,080
Honda Auto Receivables Owner Trust 2005-2, Class A3, 3.930%, 1/15/2009	428,915	427,283
Pegasus Aviation Lease Securitization 1999-1A, Class A1, 6.300%, 3/25/2029 (6)	750,654	337,794
Residential Asset Mortgage Products, Inc. 2006-NC3, Class A1, 5.575%, 3/25/2036 (4)	945,080	942,546
USAA Auto Owner Trust 2006-4, Class A4, 4.980%, 10/15/2012	1,650,000	1,634,893
WFS Financial Owner Trust 2004-1, Class A4, 2.810%, 8/22/2011	553,495	549,241
World Omni Auto Receivables Trust 2007-A, Class A3, 5.230%, 2/15/2011	1,750,000	1,747,599

Total Asset-Backed Securities (identified cost $14,851,182)		14,386,771

Collateralized Mortgage Obligations — 34.5%

Federal Home Loan Mortgage Corporation — 4.2%
3.150%, Class A3, 5/15/2010	472,868	469,788
5.250%, Class DW, 1/15/2034	615,460	613,802
5.900%, Class BV, 11/15/2035	1,577,000	1,592,505
6.000%, Class NA, 3/15/2027	2,338,325	2,366,081

		5,042,176

Federal National Mortgage Association — 0.4%
5.000%, Series 2003-63, Class CU, 7/25/2033	529,729	517,460

Government National Mortgage Association — 3.7%
2.866%, Series 2003-48, Class AB, 2/16/2020	521,189	510,725
3.206%, Series 2003-72, Class A, 4/16/2018	803,097	790,401
3.313%, Series 2002-83, Class A, 4/16/2017	528,775	525,066
3.590%, Series 2004-78, Class A, 11/16/2017	700,954	687,569
4.408%, Series 2004-103, Class B, 1/16/2025	1,000,000	977,222
4.419%, Series 2007-46, Class B, 5/16/2034	1,000,000	974,777

		4,465,760

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Short-Term Income Fund (continued)

Description	Principal Amount	Value
Collateralized Mortgage Obligations (continued)

Other Financial — 26.2%
Banc of America Funding Corp. 2006-6, Class 1A12, 5.750%, 8/25/2036	$2,055,122	$ 2,053,794
Banc of America Funding Corp. 2007-C, Class 1A3, 5.763%, 5/20/2036	1,751,888	1,762,247
Countrywide Alternative Loan Trust 2004-J9, Class 1A2, 4.586%, 10/25/2034	1,259,059	1,249,078
Countrywide Home Loans 2006-HYB1, Class 2A2A, 5.543%, 3/20/2036	1,333,588	1,327,057
CS First Boston Mortgage Securities Corp. 2003-11, Class 1A3, 4.500%, 6/25/2033	334,675	330,739
GMAC Mortgage Corporation Loan Trust 2006-AR2, Class 2A2, 5.731%, 5/19/2036	1,253,146	1,263,279
GSR Mortgage Loan Trust 2004-12, Class 3A3, 4.406%, 12/25/2034	561,148	556,055
GSR Mortgage Loan Trust 2005-AR5, Class 2A2, 5.168%, 10/25/2035	1,296,415	1,284,694
JP Morgan Alternative Loan Trust 2006-A5, Class 2A4, 5.850%, 10/25/2036	2,000,000	1,994,788
JP Morgan Chase Commercial Mortgage Securities, Class A1, 3.053%, 1/15/2038	842,837	817,118
JP Morgan Mortgage Trust 2005-S3, Class 2A2, 5.500%, 1/25/2021	1,103,397	1,089,950
JP Morgan Mortgage Trust 2007-A2, Class 3A1, 5.866%, 4/25/2037	1,416,304	1,411,857
LB-UBS Commercial Mortgage Trust 2004-C1, Class A1, 2.964%, 1/15/2029	927,136	905,545
Lehman Brothers Commercial Mortgage Trust 2007-LLFA, Class A1, 5.620%, 6/15/2022 (4)(6)(7)	2,000,000	2,000,000
Master Adjustable Rate Mortgages Trust 2004-13, Class 3A4, 3.787%, 11/21/2034	1,900,000	1,869,575
Morgan Stanley Capital, Inc. 2003-IQ6, Class A1, 2.800%, 12/15/2041	302,391	299,129
Residential Funding Mortgage Securities 2006-SA3, Class 2A2, 6.003%, 9/25/2036	1,524,337	1,523,018
Wachovia Bank Commercial Mortgage Trust, Class A1, 3.065%, 2/15/2041	893,293	872,163
Wachovia Bank Commercial Mortgage Trust, Class A1, 3.291%, 12/15/2035	947,413	928,652
Washington Mutual 2004-AR7, Class A4, 3.941%, 7/25/2034	3,000,000	2,930,793

Description	Principal Amount	Value
Collateralized Mortgage Obligations (continued)

Other Financial (continued)
Washington Mutual 2005-AR5, Class A2, 4.675%, 5/25/2035	$2,135,084	$ 2,122,568
Wells Fargo Mortgage Backed Securities Trust 2006-AR7, Class 2A4, 5.603%, 5/25/2036	1,498,920	1,490,204
Wells Fargo Mortgage Backed Securities Trust 2006-AR8, Class 2A4, 5.240%, 4/25/2036	1,114,533	1,106,228

		31,188,531

Total Collateralized Mortgage Obligations (identified cost $41,350,769)		41,213,927

Corporate Bonds & Notes — 13.4%

Automotive & Related — 1.9%
Ford Motor Credit Co., Sr. Note, 4.950%, 1/15/2008	2,300,000	2,266,367

Banks — 1.2%
Bank of America Corp., 4.500%, 8/1/2010	1,500,000	1,471,844

Corporate-Other — 1.3%
Core Investment Grade Trust, Pass-Thru Certificate, 4.642%, 11/30/2007	1,502,715	1,498,106

Electrical Equipment — 0.8%
CalEnergy Co., Inc., Sr. Note, 7.630%, 10/15/2007	1,000,000	1,001,788

Financials — 5.0%
JPMorgan Chase & Co., 4.600%, 1/17/2011	1,500,000	1,459,737
Merrill Lynch & Co., 6.050%, 8/15/2012	1,350,000	1,374,523
Morgan Stanley, 5.050%, 1/21/2011	1,500,000	1,487,395
Residential Capital LLC, Note, 7.595%, 5/22/2009 (4)	1,500,000	1,186,875
SLM Corp., Note, 4.000%, 1/15/2009	450,000	430,279

		5,938,809

Insurance — 2.0%
HSB Capital I, Company Guarantee, (Series B), 6.270%, 7/15/2027 (4)	2,430,000	2,346,299

Real Estate — 1.2%
Duke Realty Corp., Note, 3.350%, 1/15/2008	1,500,000	1,483,893

Total Corporate Bonds & Notes (identified cost $16,399,240)		16,007,106

Government Agencies — 21.4%

Federal Home Loan Bank — 1.5%
3.875%, 2/15/2008	1,800,000	1,789,128

Federal Home Loan Mortgage Corporation — 11.2%
4.300%, 5/5/2008	3,000,000	2,983,155
5.250%, 2/24/2011 (1)	4,500,000	4,528,138
5.250%, 10/6/2011 (1)	3,750,000	3,764,693
5.500%, 8/20/2012 (1)	2,000,000	2,063,926

		13,339,912

Federal National Mortgage Association — 8.7%
4.000%, 12/14/2007	3,500,000	3,487,141
4.125%, 6/16/2008	4,000,000	3,972,800

(See Notes which are an integral part of the Financial Statements)

August 31, 2007

Schedule of Investments

Short-Term Income Fund (continued)

Description	Shares or Principal Amount	Value
Government Agencies (continued)

Federal National Mortgage Association (continued)
4.200%, 6/8/2009 (1)	$3,000,000	$ 2,972,571

		10,432,512

Total Government Agencies (identified cost $25,560,539)		25,561,552

Mortgage-Backed Securities — 2.6%

Federal Home Loan Mortgage Corporation — 0.0%
9.000%, 7/1/2014	17,912	18,373
11.000%, 8/1/2019	29,676	31,563

		49,936

Federal National Mortgage Association — 0.5%
7.000%, 12/1/2015	145,677	150,332
7.500%, 9/1/2015	169,475	174,955
8.000%, 5/1/2008	2,728	2,743
9.000%, 7/1/2009	7,755	7,931
9.500%, 12/1/2024	59,478	64,921
9.500%, 1/1/2025	52,695	57,624
9.500%, 1/1/2025	44,215	48,261
10.000%, 7/1/2020	39,338	44,189
11.000%, 12/1/2015	93,068	100,024

		650,980

Government National Mortgage Association — 2.1%
7.500%, 8/15/2037	2,251,756	2,344,010
9.000%, 12/15/2019	60,495	65,064

		2,409,074

Total Mortgage-Backed Securities (identified cost $3,090,479)		3,109,990

Mutual Funds — 8.8%
Eaton Vance Institutional Senior Loan Fund	591,340	5,263,600
Fidelity Advisor Floating Rate High Income Fund	553,421	5,301,772

Total Mutual Funds (identified cost $11,000,466)		10,565,372

U.S. Treasury Bonds & Notes — 1.3%
4.625%, 7/31/2012 (1)	$1,500,000	1,524,494

Total U.S. Treasury Bonds & Notes (identified cost $1,516,341)		1,524,494

Short-Term Investments — 18.3%

Collateral Pool Investment for Securities on Loan — 12.5% (See Note 2 of the Financial Statements)		15,010,722

Federal Home Loan Mortgage Corporation — 0.2%
5.067%, 11/13/2007 (3)(11)	200,000	198,143

Repurchase Agreement — 5.6%
Agreement with Morgan Stanley & Co., Inc., 5.250%, dated 8/31/2007, to be repurchased at $6,639,880 on 9/4/2007, collateralized by a U.S. Government Agency Obligation with a maturity of 10/31/2007, with a market value of $6,773,311 (at amortized cost)	6,636,009	6,636,009

Total Short-Term Investments (identified cost $21,844,676)		21,844,874

Total Investments — 112.4% (identified cost $135,613,692)		134,214,086
Other Assets and Liabilities — (12.4)%		(14,825,243)

Total Net Assets — 100.0%		$119,388,843

Prime Money Market Fund

Description	Principal Amount	Value
Collateralized Loan Agreements — 9.1%

Brokerage — 9.1%
Deutsche Bank Alex Brown, Inc., 5.445%, 9/4/2007	$150,000,000	$ 150,000,000
Morgan Stanley & Co., Inc., 5.435%, 9/4/2007	150,000,000	150,000,000
Wachovia Securities, Inc., 5.450%, 9/4/2007	150,000,000	150,000,000

Total Collateralized Loan Agreements		450,000,000

Commercial Paper — 19.9%

Asset-Backed Securities — 12.9%
Beta Finance, Inc., 5.350%, 1/25/2008 (4)(6)(7)	25,000,000	25,002,478
Beta Finance, Inc., 5.505%, 11/19/2007 (4)(6)(7)	23,000,000	23,001,271
Ciesco LLC, 5.850%, 11/14/2007 (11)	50,000,000	49,398,750
CRC Funding LLC, 5.850%, 11/19/2007 (6)(7)(11)	50,000,000	49,358,125
DaimlerChrysler Revolving Auto Conduit LLC, 5.580%, 11/7/2007 (11)	116,833,000	115,619,689
Lexington Parker Cap. Co. LLC, 5.360%, 9/7/2007 (6)(7)(11)	75,000,000	74,933,000
Liquid Funding Ltd., (Series MTN), 5.335%, 10/23/2007 (4)(6)(7)	50,000,000	49,998,923
New Center Asset Trust, Inc., 5.580%, 11/13/2007 (11)	100,000,000	98,868,500
World Omni Vehicle Leasing, Inc., 5.670%, 9/10/2007 (6)(7)(11)	50,000,000	49,929,125
World Omni Vehicle Leasing, Inc., 5.850%, 9/14/2007 (6)(7)(11)	100,000,000	99,788,750

		635,898,611

Banks — 1.0%
Societe Generale, Inc., 5.240%, 9/4/2007 (11)	50,000,000	49,978,167

Diversified — 2.0%
Liberty Light U.S. Capital, (Series MTN), 5.320%, 1/7/2008 (4)(6)(7)	50,000,000	49,996,539
Sigma Financial, Inc., 5.350%, 1/25/2008 (4)(6)(7)	50,000,000	50,003,915

		100,000,454

Foreign Banks — 1.0%
Britannia Building Society, 5.270%, 10/29/2007 (11)	50,000,000	49,575,472

Insurance — 1.0%
Prudential Financial, Inc., 5.310%, 9/4/2007 (6)(7)(11)	50,000,000	49,977,875

Mortgage Banking — 2.0%
Swedbank Mortgage AB, 5.500%, 11/14/2007 (11)	100,000,000	98,869,444

Total Commercial Paper		984,300,023

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Prime Money Market Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes — 7.9%

Banks — 1.4%
Bank One Corp., 2.625%, 6/30/2008	$ 36,667,000	$ 35,892,281
Bank One Corp., 6.000%, 8/1/2008	35,150,000	35,369,480

		71,261,761

Construction Equipment — 0.2%
Caterpillar Financial Services Corp., 2.700%, 7/15/2008	10,000,000	9,791,793

Foreign Banks — 1.5%
HBOS Treasury Services, PLC, (Series YCD), 5.350%, 1/24/2008	25,000,000	24,996,668
HBOS Treasury Services, PLC, (Series YCD), 5.450%, 6/19/2008	25,000,000	25,015,769
Household Finance Corp., 6.400%, 6/17/2008	22,245,000	22,407,612

		72,420,049

Insurance — 0.4%
Monumental Global Funding II, 2.800%, 7/15/2008 (6)(7)	19,160,000	18,760,641

Leasing — 0.6%
International Lease Finance Corp., (Series MTNO), 4.810%, 8/15/2008	11,940,000	11,900,314
International Lease Finance Corp., (Series MTNQ), 4.625%, 6/2/2008	16,120,000	16,050,764

		27,951,078

Office Machines — 1.8%
3M Co., 5.656%, 12/12/2007 (6)(7)	90,000,000	90,096,050

Telecommunications — 2.0%
Bellsouth Corp., 4.240%, 4/26/2008 (6)(7)	100,000,000	99,281,093

Total Corporate Bonds & Notes		389,562,465

Notes-Variable — 55.2%

Banks — 7.2%
Comerica Bank, (Series CD), 5.330%, 10/15/2007 (4)	93,000,000	92,999,108
First Tennessee Bank, 5.579%, 11/17/2010 (4)(6)(7)	45,000,000	45,000,000
HSBC Finance Corp., (Series MTN), 5.400%, 10/4/2007 (4)	22,000,000	22,001,490
National City Bank, (Series BKNT), 5.490%, 2/13/2008 (4)	25,000,000	25,005,617
Suntrust Bank, (Series BKNT), 5.440%, 4/2/2008 (4)	50,000,000	50,034,146
Washington Mutual, Inc., (Series CD), 5.390%, 4/18/2008 (4)	95,000,000	95,011,056

Description	Principal Amount	Value
Notes-Variable (continued)

Banks (continued)
Westpac Bank NY, (Series MTN), 5.420%, 3/11/2009 (4)	$ 25,000,000	$ 25,000,000

		355,051,417

Broker/Dealers — 12.6%
Bank of America Securities, LLC, 5.320%, 8/29/2008 (4)(6)(7)	100,000,000	100,000,000
Bear Stearns Master Note, 5.756%, 11/26/2007 (4)(6)(7)	100,000,000	100,000,000
Goldman Sachs Group, Inc., 5.360%, 8/22/2008 (4)(6)(7)	100,000,000	100,000,000
Goldman Sachs Group, Inc., (Series MTN), 5.485%, 10/5/2007 (4)	50,000,000	50,007,039
Lehman Brothers, Inc., (Series MTN), 5.350%, 8/27/2008 (4)	100,000,000	100,000,000
Merrill Lynch & Co., Inc., (Series MTN), 5.340%, 8/22/2008 (4)	60,000,000	60,000,000
Merrill Lynch & Co., Inc., (Series MTN1), 5.410%, 9/3/2008 (4)	7,000,000	7,000,000
Merrill Lynch & Co., Inc., (Series MTNB), 5.605%, 2/14/2008 (4)	25,000,000	25,007,219
Merrill Lynch & Co., Inc., (Series MTNC), 5.485%, 10/19/2007 (4)	17,000,000	17,003,394
Wachovia Securities Financial Holdings LLC, 5.150%, 2/4/2008 (4)(6)(7)	65,000,000	65,000,000

		624,017,652

Construction Equipment — 1.4%
Caterpillar Financial Services Corp., (Series MTN), 5.360%, 4/17/2008 (4)	20,000,000	20,003,561
Caterpillar Financial Services Corp., (Series MTN), 5.360%, 6/16/2008 (4)	50,000,000	50,011,222

		70,014,783

Financial Services — 3.0%
GE Capital Corp., (Series MTN), 5.694%, 10/17/2007 (4)	40,000,000	40,000,000
GE Capital Corp., (Series MTNA), 5.410%, 1/15/2008 (4)	55,000,000	55,017,933
GE Capital Corp., (Series MTNA), 5.460%, 7/28/2008 (4)	55,000,000	55,067,867

		150,085,800

Foreign Banks — 15.4%
Australia & New Zealand Banking Group, 5.330%, 4/4/2008 (4)(6)(7)	100,000,000	100,000,000

(See Notes which are an integral part of the Financial Statements)

August 31, 2007

Schedule of Investments

Prime Money Market Fund (continued)

Description	Principal Amount	Value

Notes-Variable (continued)

Foreign Banks (continued)
BNP Paribas, 5.500%, 5/19/2011 (4)(6)(7)	$100,000,000	$ 100,000,000
Credit Agricole, 5.330%, 4/15/2008 (4)(6)(7)	25,000,000	25,000,000
Credit Agricole, 5.350%, 7/22/2011 (4)(6)(7)	75,000,000	75,000,000
Dekabank, 5.400%, 11/19/2015 (4)	100,000,000	100,000,000
Depfa-Bank PLC, (Series EXL), 5.420%, 6/15/2009 (4)(6)(7)	50,000,000	50,000,000
HBOS Treasury Services, PLC, (Series MTN), 5.580%, 11/20/2007 (4)(6)(7)	30,000,000	30,000,000
Natexis Banques Populaires U.S. Finance Co., 5.350%, 11/9/2007 (4)(6)(7)	100,000,000	100,000,000
Northern Rock PLC, 5.485%, 10/19/2007 (4)(6)(7)	14,900,000	14,902,968
Northern Rock PLC, (Series MTN), 5.450%, 12/9/2008 (4)(6)(7)	68,000,000	68,011,622
Westlb AG NY, 5.410%, 3/10/2015 (4)(6)(7)	100,000,000	100,000,000

		762,914,590

Insurance — 10.9%
Allstate Life Global Fund, (Series EXL), 5.689%, 8/15/2008 (4)(6)(7)	50,000,000	50,044,530
Genworth Life Insurance Co., 5.410%, 4/21/2008 (4)(6)(10)	75,000,000	75,000,000
Jackson National Life Insurance Co., 5.340%, 9/24/2008 (4)(6)(7)	100,000,000	99,940,306
Jackson National Life Insurance Co., 5.440%, 1/24/2008 (4)(6)(7)	38,250,000	38,266,271
Metropolitan Life Insurance Co., 5.396%, 2/1/2008 (4)(6)(10)	50,000,000	50,000,000
Metropolitan Life Insurance Co., 5.400%, 6/2/2008 (4)(6)(10)	65,000,000	65,000,000
Monumental Life Insurance Co., 5.340%, 3/20/2008 (4)(6)(7)	83,000,000	83,000,000
Pacific Life Global Funding, (Series MTN), 5.340%, 5/9/2008 (4)(6)(7)	75,000,000	75,000,000
Principal Life Insurance Co., (Series MTN), 5.390%, 12/7/2007 (4)	2,550,000	2,550,272

		538,801,379

Personal Credit — 4.7%
American Express Credit, (Series MTNB), 5.430%, 3/5/2008 (4)	30,000,000	30,000,000

Description	Principal Amount	Value
Notes-Variable (continued)

Personal Credit (continued)
American Honda Finance Corp., (Series MTN), 5.330%, 9/26/2007 (4)(6)(7)	$ 45,000,000	$ 45,000,000
American Honda Finance Corp., (Series MTN), 5.330%, 12/6/2007 (4)(6)(7)	55,000,000	55,000,000
American Honda Finance Corp., (Series MTN), 5.330%, 7/7/2008 (4)(6)(7)	50,000,000	50,000,000
SLM Corp., (Series MTNA), 5.440%, 1/25/2008 (4)	53,220,000	53,240,859

		233,240,859

Total Notes-Variable		2,734,126,480

Repurchase Agreements — 2.9%
Agreement with Morgan Stanley & Co., Inc., 5.250%, dated 8/31/2007 to be repurchased at $46,026,833 on 9/4/2007, collateralized by a U.S. Government Agency Obligation with a maturity date of 10/31/2007, with a market value of $46,922,286	46,000,000	46,000,000
Agreement with State Street Bank & Trust Co., Inc., 5.100%, dated 8/31/2007 to be repurchased at $95,400,548 on 9/4/2007, collateralized by U.S. Government Agency Obligations with various maturities to 11/16/2007, with a market value of $97,295,188	95,387,035	95,387,035

Total Repurchase Agreements		141,387,035

Trust Demand Notes — 4.8%

Broker/Dealers — 3.3%
Greenwich Capital Holdings, 5.575%, 9/1/2007 (4)(6)(7)	100,000,000	100,000,000
JP Morgan Securities, Inc., 5.330%, 9/1/2007 (4)(6)(7)	63,000,000	63,000,000

		163,000,000

Insurance — 1.5%
ING USA Annuity & Life Insurance Co., 5.560%, 9/24/2007 (4)(6)(10)	75,000,000	75,000,000

Total Trust Demand Notes		238,000,000

Total Investments — 99.8% (at amortized cost)		4,937,376,003
Other Assets and Liabilities — 0.2%		11,603,683

Total Net Assets — 100.0%		$4,948,979,686

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Government Money Market Fund

Description	Principal Amount	Value
Government Agencies — 29.7%

Federal Home Loan Bank — 27.1%
2.510%, 1/23/2008	$ 450,000	$ 445,297
2.625%, 7/15/2008	2,555,000	2,497,629
4.000%, 8/13/2008	1,185,000	1,182,276
4.100%, 6/13/2008	3,870,000	3,835,686
4.850%, 2/6/2008	1,395,000	1,392,675
5.200%, 3/18/2008 (4)	25,000,000	24,995,745
5.236%, 2/11/2009 (4)	50,000,000	49,999,999
5.450%, 8/15/2008	7,000,000	7,000,000

		91,349,307

Federal Home Loan Mortgage Corporation — 2.3%
3.000%, 7/9/2008	1,455,000	1,426,867
3.500%, 9/15/2007	290,000	289,813
3.650%, 1/23/2008	450,000	447,253
3.875%, 6/15/2008	4,700,000	4,649,394
5.500%, 1/18/2008	1,000,000	1,000,892

		7,814,219

Federal National Mortgage Association — 0.3%
3.550%, 1/17/2008	500,000	496,983
3.800%, 1/18/2008	354,000	352,107

		849,090

Total Government Agencies		100,012,616

Repurchase Agreements — 70.4%
Agreement with Barclay’s Capital, Inc., Tri-Party Agency, 5.350%, dated 8/31/2007, to be repurchased at $65,038,639 on 9/4/2007, collateralized by a U.S. Government Agency Mortgage Pool with a maturity of 4/25/2008, with a market value of $66,300,007	65,000,000	65,000,000
Agreement with Cantor Fitzgerald, Inc., 5.420%, dated 8/31/2007, to be repurchased at $50,030,111 on 9/4/2007, collateralized by a U.S. Government Agency SBA Pool with various maturities to 8/15/2032, with a market value of $51,000,000	50,000,000	50,000,000
Agreement with Deutsche Bank Alex Brown, Inc., 5.400%, dated 8/31/2007, to be repurchased at $75,045,000 on 9/4/2007, collateralized by a U.S. Government Agency Mortgage Pool with various maturities to 9/1/2037, with a market value of $76,500,000	75,000,000	75,000,000

Description	Principal Amount	Value
Repurchase Agreements (continued)
Agreement with Morgan Stanley & Co., Inc., 5.350%, dated 8/31/2007, to be repurchased at $37,021,994 on 9/4/2007, collateralized by a U.S. Government Agency Mortgage Pool with various maturities to 9/1/2036, with a market value of $37,930,716	$37,000,000	$ 37,000,000
Agreement with State Street Bank & Trust Co., Inc., 5.100%, dated 8/31/2007, to be repurchased at $9,890,989 on 9/4/2007, collateralized by U.S. Government Agency Obligations with various maturities to 3/7/2012, with a market value of $10,086,263	9,885,388	9,885,388

Total Repurchase Agreements		236,885,388

Total Investments — 100.1% (at amortized cost)		336,898,004
Other Assets and Liabilities — (0.1)%		(190,424)

Total Net Assets — 100.0%		$336,707,580

Tax-Free Money Market Fund

Description	Principal Amount	Value
Municipals — 99.0%

Alabama — 2.8%
Birmingham-Medical Center, East Alabama Special Care Facilities Financing Authority, Revenue Bonds, 3.720%, 7/1/2015 (4)(6)	$ 4,580,000	$ 4,580,000
Decatur, Alabama Educational Building Authority, Revenue Bonds, 4.070%, 12/1/2027, Call Date 9/4/2007 (4)	1,570,000	1,570,000
Florence-Scs, Alabama Educational Building Authority, Revenue Bonds, 4.070%, 4/1/2017, Call Date 9/4/2007 (4)	1,310,000	1,310,000
Gardendale, Alabama Multifamily Housing, Revenue Bonds, 4.020%, 10/1/2032, Call Date 9/4/2007 (4)	3,483,000	3,483,000
Gardendale, Alabama Multifamily Housing, Revenue Bonds, 4.020%, 10/1/2032, Call Date 9/4/2007 (4)	1,475,000	1,475,000
Gardendale, Alabama Multifamily Housing, Revenue Bonds, 4.020%, 10/1/2032, Call Date 9/4/2007 (4)	1,384,000	1,384,000

(See Notes which are an integral part of the Financial Statements)

August 31, 2007

Schedule of Investments

Tax-Free Money Market Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Alabama (continued)
Gardendale, Alabama Multifamily Housing, Revenue Bonds, 4.020%, 10/1/2032, Call Date 9/4/2007 (4)	$ 1,612,000	$ 1,612,000

		15,414,000

Arizona — 1.4%
Arizona Health Facilities Authority, Hospital System Revenue Bonds, 4.070%, 2/1/2042, Call Date 2/1/2013 (4)	8,000,000	8,000,000

California — 5.1%
Deutsche Bank Spears/Lifers Trust, Revenue Bonds, 4.130%, 4/1/2037, Call Date 4/1/2017 (4)	6,590,000	6,590,000
Puttable Floating Option Tax-Exempt Receipts, Revenue Bonds, 4.180%, 10/1/2035, Call Date 9/4/2007 (4)	21,790,000	21,790,000

		28,380,000

Colorado — 5.4%
Aspen Valley Hospital District, Colorado, Revenue Bonds, 4.000%, 10/15/2033, Call Date 9/4/2007 (4)	5,250,000	5,250,000
Denver, Colorado City & County Economic Development, Revenue Bonds, 4.150%, 7/1/2029, Call Date 9/5/2007 (4)	1,930,000	1,930,000
Park Creek Metropolitan District, Revenue Bonds, 3.680%, 12/1/2037, Call Date 6/1/2008 (4)(6)	6,500,000	6,500,000
Puttable Floating Option Tax-Exempt Receipts, Revenue Bonds, 4.150%, 12/1/2028 (4)	15,995,000	15,995,000

		29,675,000

Delaware — 2.2%
Delaware State, Economic Development Authority, Revenue Bonds, 4.000%, 7/1/2036, Call Date 9/4/2007 (4)	8,400,000	8,400,000
Delaware State, Economic Development Authority, Revenue Bonds, 4.060%, 12/1/2032, Call Date 9/4/2007 (4)	4,100,000	4,100,000

		12,500,000

District of Columbia — 1.3%
District of Columbia, Revenue Bonds, 4.070%, 10/1/2023, Call Date 9/4/2007 (4)	3,590,000	3,590,000
District of Columbia, Revenue Bonds, 4.070%, 3/1/2026, Call Date 9/4/2007 (4)	3,375,000	3,375,000

		6,965,000

Description	Principal Amount	Value
Municipals (continued)

Florida — 3.3%
Escambia County, Florida Health Facilities Authority, Revenue Bonds, 6.000%, 11/15/2015, Call Date 9/4/2007 (4)	$ 7,700,000	$ 7,700,000
Florida Development Finance Corp., Revenue Bonds, 4.070%, 7/1/2026, Call Date 9/4/2007 (4)	2,000,000	2,000,000
Lehman Municipal Trust Receipts, Revenue Bonds (Series K28), 4.200%, 10/1/2035 (4)	6,500,000	6,500,000
Pinellas County, Florida Industrial Development Authority, Revenue Bonds, 4.070%, 7/1/2024, Call Date 9/4/2007 (4)	2,125,000	2,125,000

		18,325,000

Georgia — 1.1%
Bibb County, Georgia Development Authority, Revenue Bonds, 4.000%, 6/1/2026, Call Date 9/4/2007 (4)	630,000	630,000
Clayton County, Georgia Housing Authority, Multifamily Housing, Revenue Bonds, 4.030%, 1/1/2021, Call Date 9/5/2007 (4)	100,000	100,000
Clayton County, Georgia Housing Authority, Multifamily Housing, Revenue Bonds, 4.030%, 1/1/2021, Call Date 9/5/2007 (4)	875,000	875,000
De Kalb County, Georgia Development Authority, Revenue Bonds, 4.070%, 10/1/2022, Call Date 9/4/2007 (4)	955,000	955,000
Rome-Floyd County, Georgia Development Authority, Revenue Bonds, 4.050%, 11/1/2011 (4)	3,500,000	3,500,000

		6,060,000

Hawaii — 0.4%
ABN AMRO Munitops Certificates Trust, Revenue Bonds, 4.020%, 7/1/2012 (4)	2,000,000	2,000,000

Idaho — 1.4%
Eclipse Funding Trust, Revenue Bonds, 3.780%, 4/1/2036, Call Date 4/1/2017 (4)(6)	7,860,000	7,860,000

Illinois — 4.2%
Illinois Health Facilities Authority, Revenue Bonds (Series B), 4.020%, 11/15/2029, Call Date 9/4/2007 (4)	3,000,000	3,000,000
Lakemoor, Illinois Multifamily, Revenue Bonds (Series B), 4.190%, 12/1/2020 (4)	5,510,000	5,510,000

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Tax-Free Money Market Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Illinois (continued)
Lehman Municipal Trust Receipts, GO UT (Series P35W), 4.200%, 12/1/2020 (4)	$ 3,385,000	$ 3,385,000
Municipal Securities Trust Certificates, GO UT (Series 3073), 144A, 4.030%, 1/9/2019 (4)(6)(7)	6,975,000	6,975,000
Phoenix Realty SPL Account-U LP Illinois, Multifamily, Refunding Revenue Bonds, 4.170%, 4/1/2020, Call Date 9/4/2007 (4)	4,075,000	4,075,000

		22,945,000

Indiana — 0.9%
Dekko Foundation Educational Facilities Tax Exempt Income Trust, Certificates of Ownership (Series 1), 4.220%, 4/1/2021, Call Date 9/4/2007 (4)	200,000	200,000
Lehman Municipal Trust Receipts, Revenue Bonds (Series P36W), 4.200%, 2/1/2024 (4)	4,785,000	4,785,000

		4,985,000

Iowa — 0.9%
Iowa State School Cash Anticipation Program, Revenue Notes (Series B), 4.250%, 1/25/2008	5,000,000	5,012,935

Kentucky — 1.7%
Hancock County, Kentucky Industrial Building Revenue Bonds, 4.050%, 7/1/2012 (4)	1,685,000	1,685,000
Hancock County, Kentucky Pollution Control Revenue Bonds, 4.050%, 7/1/2011 (4)	1,000,000	1,000,000
Jefferson County, Kentucky Industrial Building Revenue Bonds, 4.020%, 1/1/2009 (4)	1,400,000	1,400,000
Jefferson County, Kentucky Industrial Building Revenue Bonds, 4.020%, 3/1/2010 (4)	3,000,000	3,000,000
Jefferson County, Kentucky Industrial Revenue Bonds, 4.080%, 8/1/2021, Call Date 9/6/2007 (4)	2,400,000	2,400,000

		9,485,000

Louisiana — 4.3%
Deutsche Bank Spears/Lifers Trust, Revenue Bonds, 4.060%, 5/1/2039, Call Date 5/1/2016 (4)	10,225,000	10,225,000
Lafayette Parish, Louisiana Industrial Development Board, Inc., Revenue Bonds, 4.220%, 12/15/2014, Call Date 9/4/2007 (4)	1,035,000	1,035,000

Description	Principal Amount	Value
Municipals (continued)

Louisiana (continued)
Louisiana Housing Finance Agency, Revenue Bonds, 3.990%, 12/1/2025 (4)	$ 3,185,000	$ 3,185,000
Louisiana Public Facilities Authority, Revenue Bonds, 4.030%, 7/1/2034, Call Date 7/1/2016 (4)	9,470,000	9,470,000

		23,915,000

Maryland — 0.5%
Maryland State Community Development Administration, Revenue Notes, 3.670%, 9/12/2007	2,500,000	2,500,000

Massachusetts — 0.2%
Massachusetts State Industrial Financial Agency, Revenue Bonds, 4.200%, 12/1/2019, Call Date 9/5/2007 (4)	1,000,000	1,000,000

Michigan — 1.4%
Municipal Securities Trust Certificates, Revenue Bonds (Series 283), 144A, 4.030%, 10/21/2014 (4)(6)(7)	7,710,000	7,710,000

Minnesota — 0.4%
Burnsville, Minnesota Housing, Revenue Bonds (Series A), 4.190%, 1/1/2045, Call Date 9/4/2007 (4)	2,000,000	2,000,000

Mississippi — 1.0%
Newton, Mississippi Industrial Development, Revenue Bonds, 4.070%, 6/1/2009, Call Date 9/4/2007 (4)	5,350,000	5,350,000

Missouri — 0.3%
Missouri State Environmental Improvement & Energy Resources Authority, Water Pollution, Revenue Bonds (Series 1813), 4.050%, 1/1/2015 (4)	1,940,000	1,940,000

Montana — 0.7%
Montana State Board of Investment Economic Development, Revenue Bonds, 4.000%, 9/1/2010 (4)	3,925,000	3,925,000

Nebraska — 0.1%
Nebraska, Investment Finance Authority, Multifamily Mortgage, Revenue Bonds, 3.800%, 9/1/2031 (4)	600,000	600,000

New Hampshire — 1.5%
New Hampshire State Business Finance Authority, Revenue Bonds, 4.000%, 12/1/2036, Call Date 9/4/2007 (4)	8,315,000	8,315,000

New York — 2.1%
Municipal Securities Trust Certificates, Revenue Bonds (Series 5020), 144A, 4.070%, 7/1/2018 (4)(6)(7)	2,020,000	2,020,000

(See Notes which are an integral part of the Financial Statements)

August 31, 2007

Schedule of Investments

Tax-Free Money Market Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

New York (continued)
Suffolk County, New York Industrial Development Agency, Revenue Bonds, 4.200%, 4/1/2018, Call Date 9/5/2007 (4)	$ 3,785,000	$ 3,785,000
TSASC INC NY, Revenue Bonds, 4.080%, 6/1/2034, Call Date 6/1/2016 (4)	6,000,000	6,000,000

		11,805,000

North Carolina — 0.3%
Alamance County, North Carolina Industrial Facilities & Pollution Control Financing Authority, Revenue Bonds, 4.120%, 12/1/2014 (4)	565,000	565,000
North Carolina Medical Care Community Health Care Facilities, Revenue Bonds, 4.070%, 7/1/2017, Call Date 9/4/2007 (4)	935,000	935,000
Rutherford County, North Carolina Industrial Facilities & Pollution Control Authority, Revenue Bonds, 4.120%, 12/1/2008 (4)	220,000	220,000

		1,720,000

Ohio — 6.5%
Hamilton County, Ohio Hospital Facilities, Revenue Bonds, 4.120%, 7/15/2029, Call Date 10/5/2007 (4)	9,900,000	9,900,000
Lawrence County, Ohio Industrial Development, Revenue Bonds, 4.050%, 11/1/2011 (4)	3,250,000	3,250,000
Lehman Municipal Trust Receipts, GO UT (Series 6), 4.200%, 12/1/2026 (4)	4,500,000	4,500,000
Montgomery County, Ohio Industrial Development, Refunding Revenue Bonds, 4.050%, 10/1/2009 (4)	4,700,000	4,700,000
North Canton, Ohio Health Care Facilities, Revenue Bonds, 4.240%, 4/1/2017, Call Date 9/4/2007 (4)	3,345,000	3,345,000
North Canton, Ohio Health Care Facilities, Revenue Bonds, 4.240%, 4/1/2032, Call Date 9/4/2007 (4)	10,165,000	10,165,000

		35,860,000

Oklahoma — 3.1%
Oklahoma State Industrial Authority, Revenue Bonds, 4.220%, 8/1/2018, Call Date 9/4/2007 (4)	1,545,000	1,545,000
Tulsa, Oklahoma Industrial Authority, Revenue Bonds, 4.110%, 11/1/2030 (4)	11,000,000	11,000,000

Description	Principal Amount	Value
Municipals (continued)

Oklahoma (continued)
Tulsa, Oklahoma Industrial Authority, Revenue Bonds, 4.150%, 11/1/2026, Call Date 9/4/2007 (4)	$ 3,100,000	$ 3,100,000
Tulsa, Oklahoma Industrial Authority, Revenue Bonds, 4.220%, 10/1/2032, Call Date 9/4/2007 (4)	1,305,000	1,305,000

		16,950,000

Pennsylvania — 10.8%
Allegheny County, Pennsylvania Industrial Development Authority Health & Housing Facilities, Revenue Bonds, 4.050%, 7/1/2010 (4)	3,100,000	3,100,000
Bucks County, Pennsylvania Industrial Development Authority, Revenue Bonds, 4.070%, 9/1/2019, Call Date 9/4/2007 (4)	2,030,000	2,030,000
Chester County, Pennsylvania Industrial Development Authority, Revenue Bonds, 4.020%, 4/1/2017, Call Date 9/4/2007 (4)	1,120,000	1,120,000
Delaware County, Pennsylvania Industrial Development Authority Pollution Control Revenue, Commercial Paper, 3.730%, 10/5/2007	6,000,000	6,000,000
Langhorne Manor Boro Higher Education & Health Authority, Revenue Bonds, 6.000%, 10/1/2032, Call Date 9/4/2007 (4)	2,920,000	2,920,000
Lehigh County, Pennsylvania General Purpose Authority, Revenue Bonds, 3.720%, 7/1/2018, Call Date 10/5/2007 (4)(6)	10,000,000	10,000,000
Lehman Municipal Trust Receipts, Revenue Bonds (Series 7), 4.200%, 11/1/2029, Call Date 1/1/2017 (4)	9,200,000	9,200,000
Pennsylvania State Higher Educational Facilities Authority, Revenue Bonds, 4.500%, 5/1/2037 (4)	4,900,000	4,921,943
Philadelphia, Pennsylvania Authority for Industrial Development, Revenue Bonds, 4.000%, 12/1/2035, Call Date 9/4/2007 (4)	8,000,000	8,000,000
Philadelphia, Pennsylvania Authority for Industrial Development, Revenue Bonds, 4.070%, 11/1/2021 (4)	3,375,000	3,375,000
Washington County, Pennsylvania Hospital Authority, Revenue Bonds, 3.800%, 7/1/2023 (4)	9,080,000	9,080,000

		59,746,943

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Tax-Free Money Market Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Puerto Rico — 0.5%
Puerto Rico Industrial Medical & Environmental Pollution Control Facilities, Financing Authority, Revenue Bonds, 3.950%, 3/1/2023, Call Date 3/1/2008 (4)	$ 3,000,000	$ 3,000,000

South Carolina — 4.7%
Puttable Floating Option Tax-Exempt Receipts, Revenue Bonds, 4.070%, 8/1/2039, Call Date 4/1/2011 (4)	24,995,000	24,995,000
South Carolina State Housing, Finance & Development Authority, Multifamily, Revenue Bonds, 4.120%, 12/15/2030 (4)	1,120,000	1,120,000

		26,115,000

Tennessee — 1.8%
Dayton, Tennessee Industrial Development Board, Revenue Bonds, 4.070%, 6/1/2011, Call Date 9/4/2007 (4)	4,250,000	4,250,000
Metropolitan Government, Nashville & Davidson County, Tennessee Industrial Development Board, Revenue Bonds, 4.050%, 12/1/2014 (4)	4,550,000	4,550,000
Rutherford County, Tennessee Industrial Development Board, Revenue Bonds, 4.050%, 7/1/2010 (4)	1,000,000	1,000,000

		9,800,000

Texas — 18.3%
Collin County, Texas Housing Financial Corp. Multifamily, Revenue Bonds, 4.120%, 9/1/2018 (4)	14,195,000	14,195,000
Comal, Texas Independent School District, GO UT, 4.070%, 8/1/2016 (4)	2,260,000	2,260,000
JP Morgan Chase & Co., Putters (Series 1632P), Revenue Bonds, 4.170%, 4/1/2013 (4)	18,905,000	18,905,000
JP Morgan Chase & Co., Putters (Series 1684P), Revenue Bonds, 4.170%, 8/15/2014 (4)	9,840,000	9,840,000
Klein, Texas Independent School District, GO UT (Series 39TP), 4.010%, 8/1/2031, Call Date 8/1/2015 (4)	12,775,000	12,775,000

Description	Principal Amount	Value
Municipals (continued)

Texas (continued)
Lehman Municipal Trust Receipts, GO UT (Series K48W), 4.200%, 8/1/2026, Call Date 8/1/2017 (4)	$ 3,000,000	$ 3,000,000
Puttable Floating Option Tax-Exempt Receipts, GO UT, 4.060%, 8/15/2030, Call Date 8/15/2017 (4)	10,250,000	10,250,000
Puttable Floating Option Tax-Exempt Receipts, Revenue Bonds, 4.180%, 2/15/2036, Call Date 9/4/2007 (4)	21,480,000	21,480,000
Tarrant County, Texas Health Facilities Development Authority, Revenue Bonds, 4.600%, 8/15/2032, Call Date 9/4/2007 (4)	4,000,000	4,000,000
Texas State Student Housing Authority, Revenue Bonds, 4.120%, 10/1/2033 (4)	4,160,000	4,160,000

		100,865,000

Vermont — 0.5%
Vermont Educational & Health Buildings Financing Agency, Revenue Bonds (Series A), 3.980%, 10/1/2036, Call Date 9/4/2007 (4)	2,760,000	2,760,000

Virginia — 0.3%
Suffolk, Virginia Redevelopment & Housing Authority Multi-Family Housing, Revenue Bonds, 4.120%, 9/1/2019, Call Date 9/4/2007 (4)	1,505,000	1,505,000

Washington — 1.6%
Washington State Health Care Facilities Authority, Revenue Bonds, 4.020%, 11/15/2026, Call Date 9/4/2007 (4)	5,000,000	5,000,000
Washington State Putters, GO UT, (Series 333), 4.030%, 12/1/2014 (4)	3,850,000	3,850,000

		8,850,000

Wisconsin — 3.6%
Middleton, Wisconsin Revenue Notes, 4.000%, 7/1/2008, Call Date 12/3/2007	4,610,000	4,612,643
Middleton-Cross Plains, Wisconsin Area School District, Revenue Notes, 3.700%, 9/20/2007	5,700,000	5,700,198
Seymour, Wisconsin Community School District, Tax & Revenue Notes, 3.700%, 10/2/2007	1,375,000	1,375,078
Sun Prairie, Wisconsin Area School District, Tax & Revenue Promissory Notes, 3.700%, 10/15/2007	5,050,000	5,050,353

(See Notes which are an integral part of the Financial Statements)

August 31, 2007

Schedule of Investments

Tax-Free Money Market Fund (continued)

Description	Shares or Principal Amount	Value
Municipals (continued)

Wisconsin (continued)
Wisconsin Dells, Wisconsin School District, Tax & Revenue Promissory Notes, 3.700%, 10/26/2007	$ 3,000,000	$ 3,000,086
Wisconsin State Health & Educational Facilities Authority, Revenue Bonds, 4.220%, 5/1/2026, Call Date 9/4/2007 (4)	200,000	200,000

		19,938,358

Wyoming — 2.4%
Sweetwater County, Wyoming Hospital Revenue Bonds (Series A), 3.970%, 9/1/2026, Call Date 9/4/2007 (4)	960,000	960,000
Sweetwater County, Wyoming Hospital Revenue Bonds (Series B), 3.970%, 9/1/2037, Call Date 9/4/2007 (4)	12,160,000	12,160,000

		13,120,000

Total Municipals		546,897,236

Mutual Funds — 0.0%
Federated Tax-Free Obligations Fund	20,017	20,017

Total Mutual Funds (identified cost $20,017)		20,017

Total Investments — 99.0% (at amortized cost)		546,917,253
Other Assets and Liabilities — 1.0%		5,339,346

Total Net Assets — 100.0%		$552,256,599

(See Notes which are an integral part of the Financial Statements)

Notes to Schedule of Investments

Note:    The categories of investments are shown as a percentage of total net assets for each Fund as of August 31, 2007.

(1)	Certain shares or principal amounts are temporarily on loan to unaffiliated brokers-dealers.
(2)	Non-income producing.
(3)	Represents the initial deposit within a margin account used to ensure the Fund is able to satisfy the obligations of its outstanding long futures contracts.
(4)	Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of August 31, 2007.
(5)	Purchased on a when-issued or delayed delivery basis.
(6)	Denotes a restricted security which is subject to restrictions on resale under federal securities law. At August 31, 2007, these securities amounted to:

Fund	Amount	% of Total Net Assets
Aggregate Bond	$7,993,217	3.94%
Government Income	22,928,107	3.29
Short-Intermediate Bond	43,006,266	7.86
Short-Term Income	3,805,505	3.19
Prime Money Market	2,727,293,482	55.11
Tax-Free Money Market	45,645,000	8.27

(7)	Denotes a restricted security which has been deemed liquid by criteria approved by the Fund’s Board of Directors.
(8)	Please refer to the Statement of Additional Information for an explanation of the credit ratings. Credit ratings contained in the Schedules of Investments are not audited by the Funds’ independent accounting firm.
(9)	Securities that are subject to alternative minimum tax represent 11.31% of Intermediate Tax-Free Fund’s portfolio as calculated based upon total portfolio market value.
(10)	Securities have redemption features that may delay redemption beyond seven days.
(11)	Each issue shows the rate of the discount at the time of purchase.

The following acronyms are used throughout this report:

ADR	—American Depository Receipt
AMBAC	—American Municipal Bond Assurance Corporation
CFC	—Cooperative Finance Corporation
CIFG	—CDC IXIS Financial Guaranty
COL	—Collateralized
FGIC	—Financial Guaranty Insurance Corporation
FRN	—Floating Rate Note
GDR	—Global Depository Receipt
GO	—Government Obligation
HFDC	—Health Facility Development Corporation
IDC	—Industrial Development Corporation
INS	—Insured
LIQ	—Liquidity Agreement
LP	—Limited Partnership
LOC	—Letter of Credit
MTN	—Medium Term Note
PCA	—Pollution Control Authority
PLC	—Public Limited Company
REITs	—Real Estate Investment Trusts
REMIC	—Real Estate Mortgage Investment Conduit
TCRs	—Transferable Custody Receipts
TRANs	—Tax and Revenue Anticipation Notes
UT	—Unlimited Tax
VRNs	—Variable Rate Notes

(See Notes which are an integral part of the Financial Statements)

August 31, 2007

Statements of Assets and Liabilities

	Large-Cap Value Fund		Large-Cap Growth Fund		Mid-Cap Value Fund		Mid-Cap Growth Fund		Small-Cap Growth Fund
Assets:
Investments in securities, at value	$366,357,725	(2)	$263,210,838	(2)	$644,159,413	(2)	$292,224,479	(2)	$355,321,949	(2)
Investments in repurchase agreements	6,256,294		3,822,477		6,286,844		2,178,919		3,673,460
Cash	—		—		128,138		—		—
Cash denominated in foreign currencies (identified cost, $927,539)	—		—		—		—		—
Dividends receivable	758,533		305,266		595,465		75,306		126,631
Interest receivable	912		557		917		318		536
Receivable for investments sold	—		8,233,439		1,244,258		4,930,901		2,253,502
Receivable for capital stock sold	820,652		181,891		1,065,949		150,914		205,136
Prepaid expenses	16,977		14,299		20,108		15,524		14,897

Total assets	374,211,093		275,768,767		653,501,092		299,576,361		361,596,111
Liabilities:
Payable for capital stock redeemed	179,106		25,949		380,509		41,082		68,786
Payable for investments purchased	—		5,742,538		—		4,053,705		1,408,554
Payable on collateral due to broker	31,042,803		13,422,544		67,226,091		68,194,648		95,863,580
Payable for daily variation margin	—		—		—		—		—
Payable for foreign tax expense	—		—		—		—		—
Net payable for foreign currency exchange contracts	—		—		—		—		—
Call options written, at value (premium received $70,379)	102,000		—		—		—		—
Put options written, at value (proceeds received $956,515)	1,088,600		—		—		—		—
Payable for income distribution	—		—		—		—		—
Payable to affiliates (Note 5)	318,820		238,619		550,120		209,413		298,342
Other liabilities	74,314		74,081		118,086		66,350		70,838

Total liabilities	32,805,643		19,503,731		68,274,806		72,565,198		97,710,100

Total Net Assets	$341,405,450		$256,265,036		$585,226,286		$227,011,163		$263,886,011

Net Assets Consist of:
Paid-in-capital	$265,993,417		$206,098,486		$441,245,028		$201,039,992		$190,939,654
Net unrealized appreciation (depreciation) on investments, options, futures contracts and foreign currency translation	63,410,708		35,057,123		80,306,049		35,025,235		38,286,837
Accumulated net realized gain (loss) on investments, options, futures contracts and foreign currency transactions	11,305,541		14,976,393		62,359,334		(8,799,403)		35,947,688
Undistributed net investment income (distributions in excess of net investment income)	695,784		133,034		1,315,875		(254,661)		(1,288,168)

Total Net Assets	$341,405,450		$256,265,036		$585,226,286		$227,011,163		$263,886,011

Net Asset Value, Offering Price and Redemption
Proceeds Per Share
Investor Class of Shares:
Net Asset Value, Offering Price and Redemption Proceeds Per Share	$14.30		$13.73		$15.63		$17.46		$19.01
Advisor Class of Shares:
Net Asset Value and Redemption Proceeds Per Share	$14.30		$13.73		$15.63		$17.46		$19.01
Offering Price Per Shares	$15.17	(3)	$14.57	(3)	$16.58	(3)	$18.53	(3)	$20.17	(3)
Institutional Class of Shares:
Net Asset Value, Offering Price and Redemption Proceeds Per Share	$—		$—		$—		$—		$—
Net Assets:
Investor Class of Shares	$329,192,376		$246,810,683		$572,444,168		$222,095,372		$255,894,432
Advisor Class of Shares	12,213,074		9,454,353		12,782,118		4,915,791		7,991,579
Institutional Class of Shares	—		—		—		—		—

Total Net Assets	$341,405,450		$256,265,036		$585,226,286		$227,011,163		$263,886,011

Shares Outstanding:
Investor Class of Shares	23,018,898		17,982,321		36,632,142		12,718,587		13,463,417
Advisor Class of Shares	853,965		688,746		817,649		281,476		420,462
Institutional Class of Shares	—		—		—		—		—

Total Shares Outstanding	23,872,863		18,671,067		37,449,791		13,000,063		13,883,879

Investments, at identified cost	$309,039,605		$231,976,192		$570,140,208		$259,378,163		$320,708,572

(1)	Commenced operations on June 1, 2007 (start of performance).
(2)	Including $30,204,396; $13,060,020; $65,410,437; $66,352,829; $93,274,477; $41,663,227; $63,268,624; $160,239,208; $157,554,600, and $14,605,312, respectively, of securities loaned.
(3)	Computation of offering price per share 100/94.25 of net asset value.
(4)	Computation of offering price per share 100/96.25 of net asset value.
(5)	Computation of offering price per share 100/98.00 of net asset value.

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

International Stock Fund		Aggregate Bond Fund(1)		Government Income Fund		Short- Intermediate Bond Fund		Intermediate Tax-Free Fund	Short-Term Income Fund		Prime Money Market Fund	Government Money Market Fund	Tax-Free Money Market Fund

$556,518,245	(2)	$285,414,213	(2)	$1,002,926,704	(2)	$733,025,649	(2)	$84,921,228	$127,578,077	(2)	$4,795,988,968	$100,012,616	$546,917,253
9,657,669		7,079,471		9,944,291		33,140,985		—	6,636,009		141,387,035	236,885,388	—
8,540		—		—		—		—	—		—	—	1,000

935,257		—		—		—		—	—		—	—	—
1,835,226		—		—		—		11,152	61,651		—	—	—
1,207		1,437,639		3,729,507		3,972,355		867,124	577,513		28,807,970	609,399	3,466,738
4,882,870		—		—		—		4,061,575	—		—	—	3,015,396
3,343,253		953,707		1,248,015		592,368		50,000	7,362		288,812	330	334,000
22,824		30,734		31,859		25,895		7,441	30,803		29,029	10,956	10,055

577,205,091		294,915,764		1,017,880,376		770,757,252		89,918,520	134,891,415		4,966,501,814	337,518,689	553,744,442

2,056,403		6,356		574,802		274,378		97,280	157,005		—	—	—
6,084,218		27,054,070		153,730,503		60,352,605		7,529,153	—		—	—	—
42,819,710		65,024,824		164,687,110		161,927,987		—	15,010,722		—	—	—
—		—		—		—		—	53,124		—	—	—
144,344		—		—		—		—	—		—	—	—
414		—		—		—		—	—		—	—	—

—		—		—		—		—	—		—	—	—

—		—		—		—		—	—		—	—	—
8,305		22,328		684,763		974,284		195,673	205,042		15,971,786	708,703	1,327,694
492,080		70,247		336,873		275,374		24,131	28,934		1,371,160	57,397	103,964
142,280		48,186		140,003		82,394		34,793	47,745		179,182	45,009	56,185

51,747,754		92,226,011		320,154,054		223,887,022		7,881,030	15,502,572		17,522,128	811,109	1,487,843

$525,457,337		$202,689,753		$697,726,322		$546,870,230		$82,037,490	$119,388,843		$4,948,979,686	$336,707,580	$552,256,599

$395,288,373		$200,758,016		$701,410,750		$575,279,248		$81,994,631	$128,700,123		$4,949,365,038	$336,707,580	$552,253,546

66,437,553		2,082,049		(1,826,921)		(5,040,547)		502,959	(1,387,826)		—	—	—

58,076,664		(165,071)		(2,297,088)		(23,661,620)		(459,575)	(7,954,075)		(394,528)	—	3,000

5,654,747		14,759		439,581		293,149		(525)	30,621		9,176	—	53

$525,457,337		$202,689,753		$697,726,322		$546,870,230		$82,037,490	$119,388,843		$4,948,979,686	$336,707,580	$552,256,599

$17.34		$10.10		$9.44		$9.16		$9.93	$9.02		$1.00	$1.00	$1.00

$17.34		$10.09		$9.44		$9.16		$—	$9.02		$1.00	$—	$—
$18.40	(3)	$10.48	(4)	$9.81	(4)	$9.52	(4)	$—	$9.20	(5)	$—	$—	$—

$17.59		$10.10		$9.44		$9.16		$—	$9.02		$1.00	$1.00	$1.00

$267,674,696		$59,012,541		$550,613,642		$359,507,219		$82,037,490	$75,677,254		$2,753,457,351	$199,797,244	$308,414,348
7,770,615		19,948		5,807,945		5,828,677		—	2,525,691		115,093,452	—	—
250,012,026		143,657,264		141,304,735		181,534,334		—	41,185,898		2,080,428,883	136,910,336	243,842,251

$525,457,337		$202,689,753		$697,726,322		$546,870,230		$82,037,490	$119,388,843		$4,948,979,686	$336,707,580	$552,256,599

15,439,231		5,845,687		58,319,056		39,249,233		8,264,291	8,391,669		2,753,691,420	199,797,244	308,411,884
448,259		1,977		615,204		636,298		—	280,084		115,125,386	—	—
14,216,061		14,230,372		14,968,856		19,817,139		—	4,566,631		2,080,548,235	136,910,336	243,841,662

30,103,551		20,078,036		73,903,116		59,702,670		8,264,291	13,238,384		4,949,365,041	336,707,580	552,253,546

$499,608,342		$290,411,635		$1,014,697,916		$771,207,181		$84,418,269	$135,613,692		$4,937,376,003	$336,898,004	$546,917,253

Period Ended August 31, 2007

Statements of Operations

	Large-Cap Value Fund	Large-Cap Growth Fund	Mid-Cap Value Fund	Mid-Cap Growth Fund	Small-Cap Growth Fund
Investment Income:
Dividend income	$8,509,435	$2,956,121	$8,730,876 (2)	$897,156 (2)	$624,628
Interest income	274,562	359,728	1,167,820	298,164	472,713
Securities lending income	30,627	34,810	169,295	150,321	364,478

Total income	8,814,624	3,350,659	10,067,991	1,345,641	1,461,819
Expenses:
Investment adviser fee (Note 5)	2,661,851	1,848,264	4,770,202	1,537,472	2,359,137
Shareholder services fees (Note 5)—
Investor Class of Shares	855,221	591,285	1,554,507	500,554	570,300
Advisor Class of Shares	32,063	24,803	35,560	11,937	19,485
Administrative fees (Note 5)	350,878	247,520	597,531	206,206	236,969
Portfolio accounting fees	119,477	91,272	181,262	80,247	88,536
Transfer and dividend disbursing agent fees	149,122	154,893	269,824	97,597	151,334
Custodian fees (Note 5)	60,491	49,036	88,603	40,999	46,874
Registration fees	20,491	23,423	82,479	31,342	48,995
Auditing fees	27,243	27,243	27,243	27,243	27,243
Legal fees	5,931	5,931	5,931	5,931	5,931
Printing and postage	36,686	35,358	74,572	31,036	37,230
Directors’ fees	18,129	18,129	18,129	18,129	18,129
Insurance premiums	4,450	3,049	8,165	2,412	2,684
Distribution services fees (Note 5)—
Advisor Class of Shares	—	—	—	—	—
Miscellaneous	18,671	17,342	21,242	16,530	17,489

Total expenses	4,360,704	3,137,548	7,735,250	2,607,635	3,630,336
Deduct (Note 5)
Expense waivers	(22,991)	(12,447)	(37,500)	(10,250)	(11,950)

Net expenses	4,337,713	3,125,101	7,697,750	2,597,385	3,618,386

Net investment income (loss)	4,476,911	225,558	2,370,241	(1,251,744)	(2,156,567)
Net Realized and Unrealized Gain (Loss) on Investments, Options, Futures Contracts and Foreign Currency:
Net realized gain (loss) on investment transactions	11,807,884	15,646,419	81,960,521	27,760,884	41,322,366
Net realized gain on options	202,713	43,422	—	—	—
Net realized gain on futures contracts	—	120,338	53,972	536,752	809,473
Net realized loss on foreign currency contracts	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments, options, futures contracts and foreign currency translation	26,700,784	21,233,535	(2,440,345)	11,195,890	10,377,796

Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency	38,711,381	37,043,714	79,574,148	39,493,526	52,509,635

Change in net assets resulting from operations	$43,188,292	$37,269,272	$81,944,389	$38,241,782	$50,353,068

(1)	Reflects operations for the period from June 1, 2007 (start of performance) to August 31, 2007.
(2)	Net of foreign taxes withheld of $108,967, $6,828, and $1,302,051, respectively.
(3)	Net of foreign taxes withheld of $53,016.

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

International Stock Fund		Aggregate Bond Fund(1)	Government Income Fund	Short- Intermediate Bond Fund	Intermediate Tax-Free Fund	Short-Term Income Fund	Prime Money Market Fund	Government Money Market Fund	Tax-Free Money Market Fund

$12,811,391	(2)	$—	$—	$—	$83,090	$735,879	$—	$—	$—
336,318		2,446,964	34,252,571	35,924,837	3,291,192	5,309,728	257,378,978	14,590,926	16,471,963
238,925		49,039	213,893	384,853	—	9,490	—	—	—

13,386,634		2,496,003	34,466,464	36,309,690	3,374,282	6,055,097	257,378,978	14,590,926	16,471,963

5,004,824		192,629	4,244,587	3,822,019	486,531	626,681	7,145,977	548,242	882,880

668,302		31,607	1,526,026	1,615,903	202,750	278,976	6,438,323	421,977	661,133
19,990		5	15,770	15,833	—	6,640	260,674	—	—
485,002		49,973	605,894	636,093	81,100	126,181	1,596,401	92,742	148,501
95,342		21,707	185,373	191,219	24,330	58,929	507,557	71,000	97,243
111,444		20,000	477,936	186,980	21,092	61,536	356,073	32,641	74,339
243,243		9,631	89,572	93,347	16,220	24,873	501,398	51,200	69,144
25,499		14,961	71,644	43,217	7,216	42,092	55,623	27,725	95,562
27,243		6,437	27,243	27,243	27,243	27,243	27,243	27,243	27,243
5,931		1,500	5,931	5,931	5,931	5,931	5,931	5,931	5,931
35,292		5,000	162,357	59,765	3,712	8,013	69,006	2,675	7,981
18,129		4,321	18,129	18,129	18,129	18,129	18,129	18,129	18,129
5,795		—	7,896	9,282	1,155	1,736	56,287	2,117	4,136

—		—	—	—	—	—	312,809	—	—
25,280		8,000	31,130	30,513	17,002	26,211	96,845	27,754	30,590

6,771,316		365,771	7,469,488	6,755,474	912,411	1,313,171	17,448,276	1,329,376	2,122,812

(105,742)		(69,294)	(1,801,906)	(1,706,810)	(427,075)	(606,905)	(865,943)	(359,158)	(578,799)

6,665,574		296,477	5,667,582	5,048,664	485,336	706,266	16,582,333	970,218	1,544,013

6,721,060		2,199,526	28,798,882	31,261,026	2,888,946	5,348,831	240,796,645	13,620,708	14,927,950

63,289,997	(3)	(165,678)	1,212,650	(2,021,303)	(336,577)	47,748	7,764	—	37,867
—		—	—	—	—	—	—	—	—
—		—	—	—	—	432,345	—	—	—
(1,079,625)		—	—	—	—	—	—	—	—

13,359,610		2,082,049	(281,673)	(3,458,155)	(547,311)	77,928	—	—	—

75,569,982		1,916,371	930,977	(5,479,458)	(883,888)	558,021	7,764	—	37,867

$82,291,042		$4,115,897	$29,729,859	$25,781,568	$2,005,058	$5,906,852	$240,804,409	$13,620,708	$14,965,817

Statements of Changes in Net Assets

	Large-Cap Value Fund		Large-Cap Growth Fund
	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2007	Year Ended August 31, 2006
Increase (Decrease) in Net Assets
Operations—
Net investment income (loss)	$4,476,911	$4,912,461	$225,558	$(7,115)
Net realized gain (loss) on investments and options transactions	12,010,597	49,513,239	15,689,841	30,206,808
Net realized gain (loss) on futures contracts	—	—	120,338	—
Net realized gain (loss) on foreign currency contracts	—	—	—	—
Net change in unrealized appreciation/depreciation on investments, options, futures contracts and foreign currency translation	26,700,784	(16,422,774)	21,233,535	(23,239,021)

Change in net assets resulting from operations	43,188,292	38,002,926	37,269,272	6,960,672

Distributions to Shareholders—
Distributions to shareholders from net investment income
Investor Class of Shares	(4,398,291)	(4,631,658)	(71,728)	(274,806)
Advisor Class of Shares	(165,345)	(172,165)	(3,161)	(10,486)
Institutional Class of Shares	—	—	—	—
Distributions to shareholders from net realized gain on investments
Investor Class of Shares	(27,773,899)	(41,137,284)	(7,489,417)	(31,496,880)
Advisor Class of Shares	(1,033,763)	(1,526,596)	(331,325)	(1,201,505)
Institutional Class of Shares	—	—	—	—

Change in net assets resulting from distributions to shareholders	(33,371,298)	(47,467,703)	(7,895,631)	(32,983,677)

Capital Stock Transactions—
Proceeds from sale of shares	39,823,816	27,373,258	27,950,167	18,647,995
Net asset value of shares issued to shareholders in payment of distributions declared	29,749,219	44,613,652	7,504,188	32,278,092
Cost of shares redeemed	(69,929,515)	(71,344,184)	(35,988,400)	(43,568,145)
Redemption fees	360	382	368	349

Change in net assets resulting from capital stock transactions	(356,120)	643,108	(533,677)	7,358,291

Change in net assets	9,460,874	(8,821,669)	28,839,964	(18,664,714)
Net Assets:
Beginning of period	331,944,576	340,766,245	227,425,072	246,089,786

End of period	$341,405,450	$331,944,576	$256,265,036	$227,425,072

Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of period	$695,784	$861,480	$133,034	$—

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Mid-Cap Value Fund		Mid-Cap Growth Fund		Small-Cap Growth Fund		International Stock Fund
Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2007	Year Ended August 31, 2006

$2,370,241	$3,119,233	$(1,251,744)	$(1,159,283)	$(2,156,567)	$(1,714,209)	$6,721,060	$3,338,717
81,960,521	47,292,056	27,760,884	8,508,507	41,322,366	16,456,336	63,289,997	83,119,689
53,972	296,359	536,752	288,387	809,473	732,084	—	—
—	—	—	—	—	—	(1,079,625)	(1,598,745)

(2,440,345)	(17,150,087)	11,195,890	2,367,621	10,377,796	1,491,010	13,359,610	(2,868,139)

81,944,389	33,557,561	38,241,782	10,005,232	50,353,068	16,965,221	82,291,042	81,991,522

(2,760,010)	(2,131,338)	—	—	—	—	(551,295)	(1,630,652)
(63,118)	(42,247)	—	—	—	—	(25,923)	(45,793)
—	—	—	—	—	—	(887,517)	(1,583,456)

(52,414,423)	(60,368,022)	—	—	(15,633,272)	(12,952,105)	(27,023,552)	—
(1,190,564)	(1,209,642)	—	—	(558,154)	(527,828)	(863,610)	—
—	—	—	—	—	—	(21,952,876)	—

(56,428,115)	(63,751,249)	—	—	(16,191,426)	(13,479,933)	(51,304,773)	(3,259,901)

73,848,332	97,203,466	41,581,974	26,696,965	53,465,975	55,255,852	97,053,700	90,990,850

53,623,537	62,159,923	—	—	15,589,777	13,131,471	49,857,212	2,476,313
(176,648,083)	(170,088,292)	(32,737,563)	(33,697,624)	(39,481,694)	(33,239,988)	(81,992,616)	(107,499,411)
4,563	10,434	111	121	4,372	13,636	754	1,831

(49,171,651)	(10,714,469)	8,844,522	(7,000,538)	29,578,430	35,160,971	64,919,050	(14,030,417)

(23,655,377)	(40,908,157)	47,086,304	3,004,694	63,740,072	38,646,259	95,905,319	64,701,204

608,881,663	649,789,820	179,924,859	176,920,165	200,145,939	161,499,680	429,552,018	364,850,814

$585,226,286	$608,881,663	$227,011,163	$179,924,859	$263,886,011	$200,145,939	$525,457,337	$429,552,018

$1,315,875	$1,768,762	$(254,661)	$(200,078)	$(1,288,168)	$(216,078)	$5,654,747	$1,455,594

Statements of Changes in Net Assets

	Aggregate Bond Fund	Government Income Fund		Short-Intermediate Bond Fund
	Period Ended August 31, 2007(1)	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2007	Year Ended August 31, 2006
Increase (Decrease) in Net Assets
Operations—
Net investment income (loss)	$2,199,526	$28,798,882	$23,998,064	$31,261,026	$29,280,596
Net realized gain (loss) on investments and options transactions	(165,678)	1,212,650	(2,900,552)	(2,021,303)	(6,301,662)
Net realized gain (loss) on futures contracts	—	—	—	—	—
Net realized gain (loss) on foreign currency contracts	—	—	—	—	—
Net change in unrealized appreciation/depreciation on investments, options, futures contracts and foreign currency translation	2,082,049	(281,673)	(6,158,308)	(3,458,155)	(5,869,544)

Change in net assets resulting from operations	4,115,897	29,729,859	14,939,204	25,781,568	17,109,390

Distributions to Shareholders—
Distributions to shareholders from net investment income
Investor Class of Shares	(555,777)	(26,838,687)	(23,432,419)	(29,371,524)	(28,812,978)
Advisor Class of Shares	(93)	(266,134)	(271,143)	(277,028)	(279,757)
Institutional Class of Shares	(1,643,049)	(1,417,046)	—	(1,521,546)	—
Distributions to shareholders from net realized gain on investments
Investor Class of Shares	—	—	—	—	—
Advisor Class of Shares	—	—	—	—	—
Institutional Class of Shares	—	—	—	—	—

Change in net assets resulting from distributions to shareholders	(2,198,919)	(28,521,867)	(23,703,562)	(31,170,098)	(29,092,735)

Capital Stock Transactions—
Proceeds from sale of shares	205,897,334	339,057,814	190,804,605	291,488,968	121,879,824
Net asset value of shares issued to shareholders in payment of distributions declared	2,159,497	21,067,467	16,687,380	19,630,375	17,988,291
Cost of shares redeemed	(7,284,056)	(252,508,462)	(92,302,350)	(455,857,890)	(84,978,626)
Redemption fees	—	10,866	26,437	925	6,901

Change in net assets resulting from capital stock transactions	200,772,775	107,627,685	115,216,072	(144,737,622)	54,896,390

Change in net assets	202,689,753	108,835,677	106,451,714	(150,126,152)	42,913,045
Net Assets:
Beginning of period	—	588,890,645	482,438,931	696,996,382	654,083,337

End of period	$202,689,753	$697,726,322	$588,890,645	$546,870,230	$696,996,382

Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of period	$14,759	$439,581	$1,109,636	$293,149	$666,616

(1)	Reflects operations for the period from June 1, 2007 (start of performance) to August 31, 2007.

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Intermediate Tax-Free Fund		Short-Term Income Fund		Prime Money Market Fund		Government Money Market Fund		Tax-Free Money Market Fund
Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2007	Year Ended August 31, 2006

$2,888,946	$2,928,493	$5,348,831	$4,414,927	$240,796,645	$171,950,178	$13,620,708	$8,059,533	$14,927,950	$7,458,974
(336,577)	468,009	47,748	189,780	7,764	46,430	—	—	37,867	14,760
—	—	432,345	208,441	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
(547,311)	(1,737,643)	77,928	(4,415)	—	—	—	—	—	—

2,005,058	1,658,859	5,906,852	4,808,733	240,804,409	171,996,608	13,620,708	8,059,533	14,965,817	7,473,734

(2,888,545)	(2,898,514)	(4,966,136)	(5,251,043)	(127,670,889)	(92,986,740)	(8,234,819)	(4,407,319)	(8,665,262)	(5,147,192)
—	—	(113,762)	(108,369)	(4,857,323)	(3,181,870)	—	—	—	—
—	—	(479,191)	—	(108,268,433)	(75,781,568)	(5,385,889)	(3,652,214)	(6,262,688)	(2,311,783)

—	(2,148,867)	—	—	—	—	—	—	(22,616)	(9,217)
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	(14,880)	(2,914)

(2,888,545)	(5,047,381)	(5,559,089)	(5,359,412)	(240,796,645)	(171,950,178)	(13,620,708)	(8,059,533)	(14,965,446)	(7,471,106)

19,282,931	21,205,377	54,464,216	22,274,961	15,538,575,940	16,118,755,050	3,017,381,978	3,174,696,516	1,199,160,497	844,036,088
622,650	2,657,087	2,858,046	2,285,193	58,130,914	41,016,286	7,845,674	5,691,199	2,754,411	1,437,614
(17,202,260)	(30,875,857)	(67,733,207)	(33,243,519)	(14,845,340,451)	(15,667,324,489)	(2,846,475,694)	(3,181,516,323)	(958,670,741)	(703,501,188)
228	93	198	146	—	—	—	—	—	—

2,703,549	(7,013,300)	(10,410,747)	(8,683,219)	751,366,403	492,446,847	178,751,958	(1,128,608)	243,244,167	141,972,514

1,820,062	(10,401,822)	(10,062,984)	(9,233,898)	751,374,167	492,493,277	178,751,958	(1,128,608)	243,244,538	141,975,142

80,217,428	90,619,250	129,451,827	138,685,725	4,197,605,519	3,705,112,242	157,955,622	159,084,230	309,012,061	167,036,919

$82,037,490	$80,217,428	$119,388,843	$129,451,827	$4,948,979,686	$4,197,605,519	$336,707,580	$157,955,622	$552,256,599	$309,012,061

$(525)	$(526)	$30,621	$31,622	$9,176	$9,176	$—	$—	$53	$53

Financial Highlights—Investor Class shares (for a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)(4)	Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency(4)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency transactions	Total distributions	Net asset value, end of period	Total return(1)	Ratios to Average Net Assets					Net assets, end of period (000 omitted)	Portfolio turnover rate
										Net Expenses		Expense waiver(2)		Net investment income (loss)(2)
Large-Cap Value Fund
2003(3)	$12.12	$0.24	$0.42	$0.66	$(0.20)	$—	$(0.20)	$12.58	5.56%	1.23%		—%		2.04%	$343,475	62%
2004(3)	12.58	0.30	1.62	1.92	(0.30)	—	(0.30)	14.20	15.39	1.22		—		2.27	358,354	103
2005(3)	14.20	0.33	1.00	1.33	(0.35)	(0.72)	(1.07)	14.46	9.77	1.22		—		2.30	328,848	103
2006(3)	14.46	0.20	1.36	1.56	(0.20)	(1.88)	(2.08)	13.94	11.99	1.23		0.01		1.47	319,834	121
2007(3)	13.94	0.18	1.55	1.73	(0.18)	(1.19)	(1.37)	14.30	12.89	1.22		0.01		1.26	329,192	43
Large-Cap Growth Fund
2003(3)	10.59	0.04	0.71	0.75	(0.02)	—	(0.02)	11.32	7.11	1.28		—		0.38	254,286	73
2004(3)	11.32	0.02	0.78	0.80	(0.02)	—	(0.02)	12.10	7.08	1.25		—		0.20	257,684	129
2005(3)	12.10	0.09	1.54	1.63	(0.09)	—	(0.09)	13.64	13.51	1.26		—		0.63	237,294	146
2006(3)	13.64	0.00	0.40	0.40	(0.01)	(1.87)	(1.88)	12.16	2.86	1.27		0.01		0.00	218,109	134
2007(3)	12.16	0.01	1.99	2.00	(0.00)	(0.43)	(0.43)	13.73	16.68	1.27		0.01		0.09	246,811	75
Mid-Cap Value Fund
2003(3)	10.65	0.01	1.86	1.87	(0.01)	—	(0.01)	12.51	17.63	1.27		—		0.13	267,309	39
2004(3)	12.51	0.05	2.14	2.19	(0.01)	(0.45)	(0.46)	14.24	17.76	1.22		—		0.44	463,104	33
2005(3)	14.24	0.03	2.61	2.64	(0.06)	(0.96)	(1.02)	15.86	19.16	1.20		—		0.25	637,293	37
2006(3)	15.86	0.07	0.70	0.77	(0.05)	(1.50)	(1.55)	15.08	5.12	1.19		0.01		0.47	595,968	63
2007(3)	15.08	0.06	1.94	2.00	(0.07)	(1.38)	(1.45)	15.63	13.52	1.21		0.01		0.37	572,444	62
Mid-Cap Growth Fund
2003(3)	9.31	(0.08)	2.34	2.26	—	—	—	11.57	24.27	1.28		—		(0.78)	236,981	121
2004(3)	11.57	(0.10)	(0.32)	(0.42)	—	—	—	11.15	(3.63)	1.24		—		(0.85)	184,632	240
2005(3)	11.15	(0.10)	2.60	2.50	—	—	—	13.65	22.42	1.29		0.01		(0.72)	172,137	188
2006(3)	13.65	(0.09)	0.87	0.78	—	—	—	14.43	5.71	1.30		0.01		(0.64)	175,529	134
2007(3)	14.43	(0.10)	3.13	3.03	—	—	—	17.46	21.00	1.27		0.01		(0.61)	222,095	169
Small-Cap Growth Fund
2003(3)	8.75	(0.07)	3.15	3.08	—	—	—	11.83	35.20	1.72		—		(0.82)	90,126	248
2004(3)	11.83	(0.17)	0.94	0.77	—	—	—	12.60	6.51	1.58		—		(1.28)	129,875	267
2005(3)	12.60	(0.18)	3.60	3.42	—	—	—	16.02	27.14	1.55		0.01		(1.21)	155,327	195
2006(3)	16.02	(0.14)	1.93	1.79	—	(1.37)	(1.37)	16.44	11.37	1.54		—		(0.93)	193,170	148
2007(3)	16.44	(0.15)	4.05	3.90	—	(1.33)	(1.33)	19.01	24.73	1.53		0.01		(0.91)	255,894	176
International Stock Fund
2003(3)	9.31	0.06	0.65	0.71	—	—	—	10.02	7.63	1.54		0.02		0.65	204,477	171
2004(3)	10.02	0.00	1.02	1.02	(0.04)	—	(0.04)	11.00	10.20	1.50		0.02		0.00(5)	216,082	137
2005(3)	11.00	0.09	2.33	2.42	(0.07)	—	(0.07)	13.35	22.03	1.48		0.02		0.70	191,274	150
2006(3)	13.35	0.12	3.06	3.18	(0.12)	—	(0.12)	16.41	23.90	1.49		0.02		0.75	233,098	146
2007(3)	16.41	0.21	2.64	2.85	(0.04)	(1.88)	(1.92)	17.34	18.37	1.45		0.02		1.23	267,675	98
Aggregate Bond Fund
2007(6)	10.00	0.11	0.10	0.21	(0.11)	—	(0.11)	10.10	2.11(8)	0.80	(9)	0.14	(9)	4.38(9)	59,013	129	(8)

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Investor Class shares (for a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)(4)	Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency(4)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency transactions	Total distributions	Net asset value, end of period	Total return(1)		Ratios to Average Net Assets						Net assets, end of period (000 omitted)	Portfolio turnover rate
											Net Expenses		Expense waiver(2)		Net investment income (loss)(2)
Government Income Fund
2003(3)	$9.72	$0.32	$(0.08)	$0.24	$(0.36)	$—	$(0.36)	$9.60	2.45%		0.87%		0.33%		3.30%		$382,287	539%
2004(3)	9.60	0.43	0.09	0.52	(0.48)	—	(0.48)	9.64	5.50		0.87		0.33		4.49		344,253	113
2005(3)	9.64	0.37	(0.03)	0.34	(0.38)	—	(0.38)	9.60	3.61		0.88		0.33		3.75		475,920	561
2006(3)	9.60	0.42	(0.18)	0.24	(0.42)	—	(0.42)	9.42	2.57		0.86		0.34		4.50		582,466	760
2007(3)	9.42	0.42	0.02	0.44	(0.42)	—	(0.42)	9.44	4.71		0.89		0.29		4.44		550,614	686
Short-Intermediate Bond Fund
2003(3)	9.44	0.41	0.07	0.48	(0.45)	—	(0.45)	9.47	5.10		0.72		0.29		4.30		629,664	317
2004(3)	9.47	0.38	0.06	0.44	(0.41)	—	(0.41)	9.50	4.68		0.72		0.29		3.98		625,908	278
2005(3)	9.50	0.35	(0.08)	0.27	(0.37)	—	(0.37)	9.40	2.90		0.73		0.30		3.70		646,961	357
2006(3)	9.40	0.40	(0.17)	0.23	(0.40)	—	(0.40)	9.23	2.56		0.73		0.30		4.39		690,447	430
2007(3)	9.23	0.43	(0.08)	0.35	(0.42)	—	(0.42)	9.16	3.86		0.75		0.26		4.56		359,507	421
Intermediate Tax-Free Fund
2003(3)	10.57	0.38	(0.07)	0.31	(0.38)	—	(0.38)	10.50	2.95		0.60		0.50		3.57		102,717	17
2004(3)	10.50	0.37	0.13	0.50	(0.37)	(0.02)	(0.39)	10.61	4.88		0.62		0.50		3.51		96,952	8
2005(3)	10.61	0.37	(0.18)	0.19	(0.36)	(0.01)	(0.37)	10.43	1.83		0.61		0.50		3.48		90,619	57
2006(3)	10.43	0.35	(0.14)	0.21	(0.35)	(0.26)	(0.61)	10.03	2.12		0.65		0.51		3.48		80,217	31
2007(3)	10.03	0.36	(0.10)	0.26	(0.36)	—	(0.36)	9.93	2.59		0.60		0.53		3.56		82,037	48
Short-Term Income Fund
2003(3)	9.42	0.33	(0.03)	0.30	(0.40)	—	(0.40)	9.32	3.22		0.58		0.57		3.47		150,302	43
2004(3)	9.32	0.27	(0.02)	0.25	(0.36)	—	(0.36)	9.21	2.75		0.54		0.57		2.94		148,735	40
2005(3)	9.21	0.26	(0.10)	0.16	(0.34)	—	(0.34)	9.03	1.74		0.54		0.57		2.95		135,894	52
2006(3)	9.03	0.31	0.04	0.35	(0.38)	—	(0.38)	9.00	3.92		0.58		0.58		3.45		126,788	19
2007(3)	9.00	0.38	0.04	0.42	(0.40)	—	(0.40)	9.02	4.78		0.58		0.52		4.28		75,677	52
Prime Money Market Fund
2003	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.05		0.45		0.03		1.04		1,889,427	—
2004	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.76		0.45		0.04		0.76		2,123,605	—
2005	1.00	0.02	—	0.02	(0.02)	—	(0.02)	1.00	2.22		0.45		0.04		2.20		2,078,992	—
2006	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.25		0.45		0.04		4.19		2,453,274	—
2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	5.06		0.45		0.02		4.95		2,753,457	—
Government Money Market Fund
2004(7)	1.00	0.00	—	0.00	0.00	—	0.00	1.00	0.23	(8)	0.45	(9)	0.17	(9)	0.96	(9)	118,401	—
2005	1.00	0.02	—	0.02	(0.02)	—	(0.02)	1.00	2.11		0.45		0.18		2.09		121,712	—
2006	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.16		0.45		0.17		4.09		92,339	—
2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	4.99		0.45		0.13		4.88		199,797	—
Tax-Free Money Market Fund
2005(10)	1.00	0.02	—	0.02	(0.02)	—	(0.02)	1.00	1.60	(8)	0.45	(9)	0.14	(9)	1.76	(9)	142,826	—
2006	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	2.84		0.45		0.13		2.85		192,603	—
2007	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	3.33		0.45		0.13		3.28		308,414	—

(1)	Based on net asset value.
(2)	This voluntary expense decrease is reflected in both the expense and net investment income (loss) ratios shown.

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Investor Class shares (for a share outstanding throughout each period)

(3)	Redemption fees consisted of the following per share amounts:

	Per Share Amount
Fund	2003	2004	2005	2006	2007
International Stock Fund	$0.01	$0.00	$0.00	$0.00	$0.00
Intermediate Tax-Free Fund	0.01	0.00	0.00	0.00	0.00

Funds not shown had redemption fees of less than $0.01.

(4)	Per share information is based on average shares outstanding.
(5)	Represents less than 0.005%.
(6)	Reflects operations for the period from June 1, 2007 (start of performance) to August 31, 2007.
(7)	Reflects operations for the period from May 17, 2004 (start of performance) to August 31, 2004.
(8)	Not annualized for the fiscal year.
(9)	Annualized for the fiscal year.
(10)	Reflects operations for the period from September 22, 2004 (start of performance) to August 31, 2005.

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Advisor Class shares (for a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)(4)	Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency(4)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency transactions	Total distributions	Net asset value, end of period	Total return(1)	Ratios to Average Net Assets			Net assets, end of period (000 omitted)	Portfolio turnover rate
										Net Expenses	Expense waiver(2)	Net investment income (loss)(2)
Large-Cap Value Fund
2003(3)	$12.12	$0.24	$0.42	$0.66	$(0.20)	$—	$(0.20)	$12.58	5.56%	1.23%	0.25%	2.03%	$5,757	62%
2004(3)	12.58	0.30	1.62	1.92	(0.30)	—	(0.30)	14.20	15.39	1.22	0.25	2.30	10,255	103
2005(3)	14.20	0.32	1.01	1.33	(0.35)	(0.72)	(1.07)	14.46	9.77	1.22	0.25	2.30	11,918	103
2006(3)	14.46	0.20	1.36	1.56	(0.20)	(1.88)	(2.08)	13.94	11.99	1.23	0.05	1.47	12,110	121
2007(3)	13.94	0.18	1.55	1.73	(0.18)	(1.19)	(1.37)	14.30	12.89	1.22	0.01	1.26	12,213	43
Large-Cap Growth Fund
2003(3)	10.59	0.04	0.71	0.75	(0.02)	—	(0.02)	11.32	7.11	1.28	0.25	0.37	6,349	73
2004(3)	11.32	0.02	0.78	0.80	(0.02)	—	(0.02)	12.10	7.08	1.25	0.25	0.20	8,126	129
2005(3)	12.10	0.08	1.55	1.63	(0.09)	—	(0.09)	13.64	13.51	1.26	0.25	0.63	8,796	146
2006(3)	13.64	0.00	0.40	0.40	(0.01)	(1.87)	(1.88)	12.16	2.86	1.27	0.05	0.00	9,316	134
2007(3)	12.16	0.01	1.99	2.00	(0.00)	(0.43)	(0.43)	13.73	16.68	1.27	0.01	0.09	9,454	75
Mid-Cap Value Fund
2003(3)	10.65	0.01	1.86	1.87	(0.01)	—	(0.01)	12.51	17.63	1.27	0.25	0.13	5,428	39
2004(3)	12.51	0.05	2.14	2.19	(0.01)	(0.45)	(0.46)	14.24	17.76	1.22	0.25	0.42	8,456	33
2005(3)	14.24	0.03	2.61	2.64	(0.06)	(0.96)	(1.02)	15.86	19.16	1.20	0.25	0.25	12,497	37
2006(3)	15.86	0.07	0.70	0.77	(0.05)	(1.50)	(1.55)	15.08	5.12	1.19	0.05	0.47	12,914	63
2007(3)	15.08	0.06	1.94	2.00	(0.07)	(1.38)	(1.45)	15.63	13.52	1.21	0.01	0.37	12,782	62
Mid-Cap Growth Fund
2003(3)	9.31	(0.08)	2.34	2.26	—	—	—	11.57	24.27	1.28	0.25	(0.79)	3,663	121
2004(3)	11.57	(0.10)	(0.32)	(0.42)	—	—	—	11.15	(3.63)	1.24	0.25	(0.84)	4,209	240
2005(3)	11.15	(0.10)	2.60	2.50	—	—	—	13.65	22.42	1.29	0.26	(0.72)	4,784	188
2006(3)	13.65	(0.10)	0.88	0.78	—	—	—	14.43	5.71	1.30	0.05	(0.64)	4,396	134
2007(3)	14.43	(0.11)	3.14	3.03	—	—	—	17.46	21.00	1.27	0.01	(0.61)	4,916	169
Small-Cap Growth Fund
2003(3)	8.75	(0.07)	3.15	3.08	—	—	—	11.83	35.20	1.72	0.25	(0.76)	3,763	248
2004(3)	11.83	(0.17)	0.94	0.77	—	—	—	12.60	6.51	1.58	0.25	(1.29)	4,857	267
2005(3)	12.60	(0.18)	3.60	3.42	—	—	—	16.02	27.14	1.55	0.26	(1.21)	6,173	195
2006(3)	16.02	(0.15)	1.94	1.79	—	(1.37)	(1.37)	16.44	11.37	1.54	0.04	(0.93)	6,976	148
2007(3)	16.44	(0.17)	4.07	3.90	—	(1.33)	(1.33)	19.01	24.73	1.53	0.01	(0.91)	7,992	176
International Stock Fund
2003(3)	9.30	0.05	0.66	0.71	—	—	—	10.01	7.63	1.54	0.27	0.59	3,735	171
2004(3)	10.01	0.00	1.03	1.03	(0.04)	—	(0.04)	11.00	10.28	1.50	0.27	0.03	4,455	137
2005(3)	11.00	0.09	2.33	2.42	(0.07)	—	(0.07)	13.35	22.03	1.48	0.27	0.70	5,449	150
2006(3)	13.35	0.12	3.06	3.18	(0.12)	—	(0.12)	16.41	23.90	1.49	0.05	0.75	7,739	146
2007(3)	16.41	0.20	2.65	2.85	(0.04)	(1.88)	(1.92)	17.34	18.37	1.45	0.02	1.23	7,771	98
Aggregate Bond Fund
2007(5)	10.00	0.11	0.09	0.20	(0.11)	—	(0.11)	10.09	2.00(6)	0.80(7)	0.14(7)	4.38(7)	20	129	(6)
Government Income Fund
2003(3)	9.72	0.30	(0.09)	0.21	(0.33)	—	(0.33)	9.60	2.22	1.10	0.35	3.06	4,615	539
2004(3)	9.60	0.41	0.08	0.49	(0.45)	—	(0.45)	9.64	5.26	1.10	0.35	4.30	5,579	113
2005(3)	9.64	0.34	(0.02)	0.32	(0.36)	—	(0.36)	9.60	3.37	1.11	0.35	3.52	6,519	561
2006(3)	9.60	0.40	(0.18)	0.22	(0.40)	—	(0.40)	9.42	2.34	1.09	0.15	4.27	6,425	760
2007(3)	9.42	0.41	0.01	0.42	(0.40)	—	(0.40)	9.44	4.53	1.07	0.11	4.27	5,808	686

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Advisor Class shares (for a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)(4)	Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency(4)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency transactions	Total distributions	Net asset value, end of period	Total return(1)	Ratios to Average Net Assets			Net assets, end of period (000 omitted)	Portfolio turnover rate
										Net Expenses	Expense waiver(2)	Net investment income (loss)(2)
Short-Intermediate Bond Fund
2003(3)	$9.44	$0.39	$0.06	$0.45	$(0.42)	$—	$(0.42)	$9.47	4.86%	0.95%	0.31%	4.05%	$5,403	317%
2004(3)	9.47	0.39	0.02	0.41	(0.38)	—	(0.38)	9.50	4.44	0.95	0.31	4.06	6,865	279
2005(3)	9.50	0.33	(0.08)	0.25	(0.35)	—	(0.35)	9.40	2.66	0.96	0.32	3.47	7,123	357
2006(3)	9.40	0.38	(0.17)	0.21	(0.38)	—	(0.38)	9.23	2.33	0.96	0.11	4.16	6,549	430
2007(3)	9.23	0.40	(0.07)	0.33	(0.40)	—	(0.40)	9.16	3.68	0.93	0.07	4.39	5,829	421
Short-Term Income Fund
2003(3)	9.42	0.30	(0.02)	0.28	(0.38)	—	(0.38)	9.32	2.99	0.81	0.59	3.19	2,207	43
2004(3)	9.32	0.25	(0.02)	0.23	(0.34)	—	(0.34)	9.21	2.51	0.77	0.59	2.70	2,914	40
2005(3)	9.21	0.25	(0.11)	0.14	(0.32)	—	(0.32)	9.03	1.51	0.77	0.59	2.72	2,792	52
2006(3)	9.03	0.29	0.04	0.33	(0.36)	—	(0.36)	9.00	3.69	0.81	0.39	3.22	2,664	19
2007(3)	9.00	0.37	0.04	0.41	(0.39)	—	(0.39)	9.02	4.60	0.76	0.32	4.11	2,526	52
Prime Money Market Fund
2003	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.75	0.75	0.03	0.74	93,059	—
2004	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.46	0.75	0.04	0.45	84,397	—
2005	1.00	0.02	—	0.02	(0.02)	—	(0.02)	1.00	1.91	0.75	0.04	1.90	75,993	—
2006	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	3.94	0.75	0.04	3.89	90,776	—
2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	4.75	0.75	0.02	4.65	115,093	—

(1)	Based on net asset value, which does not reflect the sales charge, or contingent deferred sales charge, if applicable.
(2)	This voluntary expense decrease is reflected in both the expense and net investment income (loss) ratios.
(3)	Redemption fees consisted of the following per share amounts:

	Per Share Amount
Fund	2003	2004	2005	2006	2007
International Stock Fund	$0.01	$0.01	$0.00	$0.00	$0.00

Funds not shown had redemption fees of less than $0.01.

(4)	Per share information is based on average shares outstanding.
(5)	Reflects operations for the period from June 1, 2007 (start of performance) to August 31, 2007.
(6)	Not annualized for the fiscal year.
(7)	Annualized for the fiscal year.

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Institutional Class shares (for a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)(4)	Net realized and unrealized gain (loss) on investments and foreign currency(4)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency transactions	Total distributions	Net asset value, end of period	Total return(1)	Ratios to Average Net Assets			Net assets, end of period (000 omitted)	Portfolio turnover rate
										Net Expenses	Expense waiver(2)	Net investment income (loss)(2)
International Stock Fund
2003(3)	$9.37	$0.08	$0.66	$0.74	$—	$—	$—	$10.11	7.90%	1.29%	0.02%	0.90%	$116,761	171%
2004(3)	10.11	0.04	1.02	1.06	(0.06)	—	(0.06)	11.11	10.52	1.25	0.02	0.36	242,089	137
2005(3)	11.11	0.16	2.32	2.48	(0.07)	—	(0.07)	13.52	22.38	1.23	0.02	0.95	168,128	150
2006(3)	13.52	0.17	3.07	3.24	(0.15)	—	(0.15)	16.61	24.14	1.24	0.02	1.00	188,715	146
2007(3)	16.61	0.24	2.68	2.92	(0.07)	(1.88)	(1.95)	17.58	18.65	1.20	0.02	1.48	250,012	98
Aggregate Bond Fund
2007(3)(9)	10.00	0.12	0.10	0.22	(0.12)	—	(0.12)	10.10	2.18(7)	0.55(5)	0.14(5)	4.63(5)	143,657	129	(7)
Government Income Fund
2007(3)(9)	9.41	0.11	0.03	0.14	(0.11)	—	(0.11)	9.44	1.54(7)	0.55(5)	0.13(5)	4.87(5)	141,305	686	(7)
Short-Intermediate Bond Fund
2007(3)(9)	9.17	0.11	(0.01)	0.10	(0.11)	—	(0.11)	9.16	1.12(7)	0.55(5)	0.08(5)	4.90(5)	181,534	421	(7)
Short-Term Income Fund
2007(3)(9)	9.02	0.11	—	0.11	(0.11)	—	(0.11)	9.02	1.20(7)	0.35(5)	0.23(5)	4.65(5)	41,186	52	(7)
Prime Money Market Fund
2003	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.30	0.20	0.03	1.26	1,302,242	—
2004	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.01	0.20	0.04	1.01	1,532,640	—
2005	1.00	0.02	—	0.02	(0.02)	—	(0.02)	1.00	2.47	0.20	0.04	2.45	1,550,128	—
2006	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.51	0.20	0.04	4.44	1,653,556	—
2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	5.33	0.20	0.02	5.20	2,080,429	—
Government Money Market Fund
2004(6)	1.00	—	—	—	—	—	—	1.00	0.28(7)	0.20(5)	0.17(5)	1.18(5)	64,212	—
2005	1.00	0.02	—	0.02	(0.02)	—	(0.02)	1.00	2.37	0.20	0.18	2.34	37,372	—
2006	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.42	0.20	0.17	4.34	65,616	—
2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	5.25	0.20	0.13	5.13	136,910	—
Tax-Free Money Market Fund
2005(8)	1.00	—	—	—	—	—	—	1.00	0.39(7)	0.20(5)	0.06(5)	0.78(5)	24,211	—
2006	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	3.09	0.20	0.13	3.10	116,409	—
2007	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	3.59	0.20	0.13	3.53	243,842	—

(1)	Based on net asset value.
(2)	This voluntary expense decrease is reflected in both the expense and net investment income (loss) ratios.
(3)	Redemption fees consisted of the following per share amounts:

	Per Share Amount
Fund	2003	2004	2005	2006	2007
International Stock Fund	$0.01	$0.00	$0.00	$0.00	$0.00

Funds not shown had redemption fees of less than $0.01.

(4)	Per share information is based on average shares outstanding.
(5)	Annualized for the fiscal year.
(6)	Reflects operations for the period from May 28, 2004 (start of performance) to August 31, 2004.
(7)	Not annualized for the fiscal year.
(8)	Reflects operations for the period from June 29, 2005 (start of performance) to August 31, 2005.
(9)	Reflects operations for the period from June 1, 2007 (start of performance) to August 31, 2007.

(See Notes which are an integral part of the Financial Statements)

August 31, 2007

Notes to Financial Statements

1.	Organization

Marshall Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of fourteen diversified portfolios (individually referred to as the “Fund,” or collectively as the “Funds”), with multiple classes of shares as indicated in the accompanying table:

Portfolio Name	Advisor Class	Investor Class	Institutional Class	Investment Objective
Marshall Large-Cap Value Fund (“Large-Cap Value Fund”)	X	X		To provide capital appreciation and above-average dividend income.
Marshall Large-Cap Growth Fund (“Large-Cap Growth Fund”)	X	X		To provide capital appreciation.
Marshall Mid-Cap Value Fund (“Mid-Cap Value Fund”)	X	X		To provide capital appreciation.
Marshall Mid-Cap Growth Fund (“Mid-Cap Growth Fund”)	X	X		To provide capital appreciation.
Marshall Small-Cap Growth Fund (“Small-Cap Growth Fund”)	X	X		To provide capital appreciation.
Marshall International Stock Fund (“International Stock Fund”)	X	X	X	To provide capital appreciation.
Marshall Aggregate Bond Fund (“Aggregate Bond Fund”)	X*	X*	X*	To maximize total return consistent with current income.
Marshall Government Income Fund (“Government Income Fund”)	X	X	X*	To provide current income.
Marshall Short-Intermediate Bond Fund (“Short-Intermediate Bond Fund”) (formerly known as Marshall Intermediate Bond Fund)	X	X	X*	To maximize total return consistent with current income.
Marshall Intermediate Tax-Free Fund (“Intermediate Tax-Free Fund”)		X		To provide a high level of current income that is exempt from federal income tax and is consistent with preservation of capital.
Marshall Short-Term Income Fund (“Short-Term Income Fund”)	X	X	X*	To maximize total return consistent with current income.
Marshall Prime Money Market Fund (“Prime Money Market Fund”)	X	X	X	To provide current income consistent with stability of principal.
Marshall Government Money Market Fund (“Government Money Market Fund”)		X	X	To provide current income consistent with stability of principal.
Marshall Tax-Free Money Market Fund (“Tax-Free Money Market Fund”)		X	X	To provide current income that is exempt from federal income tax and is consistent with stability of principal.

*	Commenced operations on June 1, 2007.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted (“GAAP”) in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Investment Valuations—Listed equity securities are valued at the last sale price or official closing price reported on a national securities exchange, including NASDAQ. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities with maturities of 60 days or more, unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Securities listed on a foreign exchange are valued at the last closing price on the principal exchange on which they are traded immediately prior to the time for determination of NAV or at fair value as discussed below. Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant. The money market funds use the amortized cost method to value portfolio securities in accordance with Rule 2a-7 under the Act. Fixed income securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value. Investments in other open-end registered investment companies are valued at net asset value.

Marshall Funds

Securities or other assets for which market valuations are not readily available, or are deemed to be inaccurate, are valued at fair value as determined in good faith using methods approved by the Board of Directors (the “Directors”). The Directors have established a Pricing Committee, which is responsible for determinations of fair value, subject to the supervision of the Directors. In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate. Consequently, the price of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security and the differences may be material to the NAV of the respective Fund or the financial statements presented.

Securities held in the Marshall International Stock Fund may be listed on foreign exchanges that do not value their listed securities at the same time that the Fund calculates its NAV. Most foreign markets close well before the Fund values its securities, generally 3:00 p.m. (Central Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim, which may affect a security’s value.

The Pricing Committee may determine that a security needs to be fair valued if, among other things, it believes the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded, but before the time for determination of the NAV (“a subsequent event”). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, weather related events) or a potentially global development (such as a terrorist attack that may be expected to have an effect on investor expectations worldwide). The Directors have retained an independent fair value pricing service to assist in valuing foreign securities. The service utilizes statistical data based on historical performance of securities, markets and other data in developing factors used to estimate a fair value. As of August 31, 2007, 98.3% of the total long-term investments of the Marshall International Stock Fund were fair valued; none of the securities held in the other Funds were fair valued.

Repurchase Agreements—The Funds’ policy requires the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement, including accrued interest.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the Funds’ adviser (or sub-adviser with respect to International Stock Fund) to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

Investment Income, Expenses and Distributions—Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair market value.

The Funds offer multiple classes of shares (except Intermediate Tax-Free Fund) which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Funds. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in class-specific expenses. Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the total shares outstanding of each class, without distinction between share classes. Expenses attributable to a particular class of shares, such as distribution fees and shareholder servicing fees are allocated directly to that class.

Premium and Discount Amortization/Paydown Gains and Losses—All premiums and discounts on fixed income securities are amortized/accreted for tax and financial statement purposes. Gains and losses realized on principal payments of mortgage-backed securities (paydown gains and losses) are classified as part of net investment income.

Federal Income Taxes—The Funds’ policy is to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are recorded.

Withholding taxes on foreign dividends have been provided in accordance with the applicable country’s tax rules and rates.

When-Issued and Delayed Delivery Transactions—The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the commitment to purchase securities. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts—Certain Funds may purchase futures contracts to manage cash flows, enhance yield, and to potentially reduce transaction costs. Upon entering into a futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

Notes to Financial Statements (continued)

At August 31, 2007, the following Fund had an outstanding futures contract as set forth below:

Fund	Expiration Date	Contracts	Description	Position	Unrealized Appreciation
Short-Term Income Fund	December 2007	200	U.S. 5 Year Note	Long	$11,780

Options Contracts—Certain Funds may write covered call and put options on futures, swaps, securities or currencies a Fund owns, or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

For the year ended August 31, 2007, the Large-Cap Value Fund had $202,713 in realized gains on written options.

The following is a summary of the Large-Cap Value Fund’s written option activity:

Contracts	Number of Contracts	Premium
Outstanding @ 8/31/06	745	$61,113
Options written	7,768	1,251,255
Options expired	(1,796)	(183,647)
Options exercised	(827)	(58,052)
Options closed	(423)	(43,775)

Outstanding @ 8/31/07	5,467	$1,026,894

At August 31, 2007, the Large-Cap Value Fund had the following outstanding written options:

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Market Value	Unrealized Appreciation (Depreciation)
NVIDIA Corp.	Call	December 2007	$55	170	$64,600	$(20,061)
NVIDIA Corp.	Call	December 2007	60	170	37,400	(11,560)
Chevron Corp.	Put	March 2008	75	1,580	355,500	105
Goldman Sachs Group, Inc.	Put	January 2008	140	210	90,300	(16,866)
Lehman Brothers Holdings, Inc.	Put	January 2008	45	1,100	291,500	(74,440)
Merrill Lynch & Co., Inc.	Put	January 2008	55	1,050	173,250	16,094
Morgan Stanley	Put	January 2008	50	1,187	178,050	(56,978)

Total				5,467		$(163,706)

Marshall Funds

Foreign Exchange Contracts—Certain Funds may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. Certain Funds may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of certain Funds’ foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of these Funds’ foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At August 31, 2007, the Funds had no outstanding forward currency contracts.

Foreign Currency Translation—The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (“FC”) are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Dollar Roll Transactions—The Funds, except for the money market funds, may enter into dollar roll transactions, with respect to mortgage securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds sell a mortgage-backed security to a financial institution and simultaneously agree to buy a substantially similar (same type, coupon and maturity) security at a later date at an agreed upon price. Dollar roll transactions are short-term arrangements which will not exceed twelve months.

Securities Lending—Certain Funds participate in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. The Funds receive cash as collateral in return for the securities and record a corresponding payable for collateral due to the respective broker. The amount of cash collateral received is maintained at a minimum level of 100% of the prior day’s market value on securities loaned. Collateral is reinvested in short-term securities including overnight repurchase agreements, commercial paper, master notes, floating rate corporate notes (with at least quarterly reset rates) and money market funds. On May 18, 2000, the Securities and Exchange Commission issued an order to the Marshall Funds that exempts certain securities lending activities from prohibitions under the Act. Under the terms of the exemptive order, (i) the Funds may pay a portion of net revenue to Marshall & Ilsley Trust Company N.A. (“M&I Trust”) for its services as securities lending agent, and (ii) cash collateral received for a loan of one Fund’s securities may be invested jointly with collateral received for loans of other Funds’ securities.

Notes to Financial Statements (continued)

Cash collateral was jointly pooled and invested in the following securities as of August 31, 2007 (1):

	Large-Cap Value Fund	Large-Cap Growth Fund	Mid-Cap Value Fund	Mid-Cap Growth Fund	Small-Cap Growth Fund	International Stock Fund	Aggregate Bond Fund	Government Income Fund	Short- Intermediate Bond Fund	Short-Term Income Fund	Total
Alliance & Leicester PLC, 5.340%, 9/8/2007	$855,965	$370,109	$1,853,672	$1,880,379	$2,643,314	$1,180,698	$1,792,975	$4,541,033	$4,464,954	$413,901	$19,997,000
Allstate Life Global Fd II, 5.689%, 9/16/2007	856,436	370,313	1,854,692	1,881,413	2,644,768	1,181,347	1,793,961	4,543,531	4,467,410	414,129	20,008,000
American Express Credit, 5.430%, 9/5/2007	856,487	370,335	1,854,803	1,881,526	2,644,926	1,181,418	1,794,069	4,543,804	4,467,678	414,154	20,009,200
American General Finance, 5.661%, 9/15/2007	856,437	370,313	1,854,696	1,881,417	2,644,773	1,181,350	1,793,965	4,543,540	4,467,419	414,130	20,008,040
Aust. & N.Z. Banking Group, 5.520%, 9/23/2007	856,238	370,228	1,854,265	1,880,980	2,644,160	1,181,076	1,793,549	4,542,486	4,466,383	414,034	20,003,399
Banco Santander Totta SA, 5.599%, 9/16/2007	641,941	277,568	1,390,185	1,410,214	1,982,386	885,479	1,344,664	3,405,605	3,348,548	310,410	14,997,000
Barclays Capital Repo, 5.300%, 9/4/2007	642,070	277,623	1,390,463	1,410,496	1,982,783	885,656	1,344,933	3,406,286	3,349,218	310,472	15,000,000
Bayerische Landesbank NY, 5.560%, 9/24/2007	856,351	370,276	1,854,506	1,881,225	2,644,503	1,181,229	1,793,782	4,543,077	4,466,963	414,088	20,006,000
Bear Stearns Co., 5.430%, 9/5/2007	638,360	276,019	1,382,426	1,402,343	1,971,322	880,537	1,337,159	3,386,597	3,329,859	308,678	14,913,300
Bear Stearns Co., 5.565%, 9/28/2007	255,374	110,421	553,038	561,005	788,625	352,258	534,929	1,354,804	1,332,106	123,486	5,966,046
BMW US Capital LLC, 5.631%, 9/15/2007	941,779	407,214	2,039,508	2,068,892	2,908,314	1,299,066	1,972,726	4,996,286	4,912,579	455,396	22,001,760
Canadian Imperial Bank, 5.701%, 9/15/2007	642,070	277,623	1,390,463	1,410,496	1,982,783	885,656	1,344,933	3,406,286	3,349,218	310,472	15,000,000
Comerica Bank, 5.619%, 9/14/2007	855,970	370,111	1,853,681	1,880,388	2,643,327	1,180,704	1,792,984	4,541,056	4,464,976	413,903	19,997,100
Credit Suisse First Boston, 5.585%, 9/15/2007	856,327	370,265	1,854,455	1,881,172	2,644,429	1,181,196	1,793,732	4,542,950	4,466,838	414,076	20,005,440
Deutsche Bank Repo, 5.400%, 9/4/2007	1,583,772	684,804	3,429,808	3,479,223	4,890,864	2,184,619	3,317,502	8,402,172	8,261,404	765,832	37,000,000
DNB NOR Bank ASA, 5.505%, 9/25/2007	855,921	370,091	1,853,579	1,880,285	2,643,182	1,180,639	1,792,885	4,540,806	4,464,731	413,881	19,996,000
GE Capital Corp., 5.694%, 9/17/2007	642,232	277,693	1,390,810	1,410,848	1,983,278	885,878	1,345,269	3,407,137	3,350,055	310,550	15,003,750
GE Capital Master Note, 5.360%, 9/1/2007	856,094	370,165	1,853,950	1,880,661	2,643,710	1,180,875	1,793,244	4,541,714	4,465,624	413,963	20,000,000
Goldman Sachs Group, 5.736%, 9/14/2007	856,245	370,230	1,854,278	1,880,994	2,644,178	1,181,084	1,793,562	4,542,518	4,466,414	414,037	20,003,540
Greenwich Capital Holdings, 5.525%, 9/4/2007	856,094	370,165	1,853,950	1,880,661	2,643,710	1,180,875	1,793,244	4,541,714	4,465,624	413,963	20,000,000
HBOS Treasury Services PLC, 5.390%, 9/1/2007	856,523	370,350	1,854,877	1,881,601	2,645,032	1,181,465	1,794,141	4,543,985	4,467,856	414,170	20,010,000
HSBC Finance Corp., 5.550%, 9/24/2007	641,401	277,335	1,389,017	1,409,029	1,980,721	884,735	1,343,534	3,402,743	3,345,735	310,150	14,984,400
HSH Nordbank NY, 5.560%, 9/23/2007	856,808	370,473	1,855,496	1,882,229	2,645,915	1,181,860	1,794,740	4,545,502	4,469,348	414,309	20,016,680
IBM Corp., 5.340%, 9/8/2007	856,178	370,202	1,854,136	1,880,849	2,643,975	1,180,993	1,793,423	4,542,169	4,466,070	414,005	20,002,000
ING USA Annuity and Life, 5.545%, 9/26/2007	856,094	370,165	1,853,950	1,880,661	2,643,710	1,180,875	1,793,244	4,541,714	4,465,624	413,963	20,000,000
Irish Life & Permanent, 5.521%, 9/22/2007	855,965	370,109	1,853,672	1,880,379	2,643,314	1,180,698	1,792,975	4,541,033	4,464,954	413,901	19,997,000
Metlife Insurance FA, 5.370%, 9/1/2007	856,094	370,165	1,853,950	1,880,661	2,643,710	1,180,875	1,793,244	4,541,714	4,465,624	413,963	20,000,000
Morgan Stanley CP, 5.445%, 9/16/2007	856,094	370,165	1,853,950	1,880,661	2,643,710	1,180,875	1,793,244	4,541,714	4,465,624	413,963	20,000,000
National City Bank, 5.595%, 9/4/2007	1,284,141	555,247	2,780,925	2,820,991	3,965,565	1,771,313	2,689,866	6,812,572	6,698,435	620,945	30,000,000
National Rural Utilities Coop., 5.330%, 9/1/2007	855,921	370,091	1,853,579	1,880,285	2,643,182	1,180,639	1,792,885	4,540,806	4,464,731	413,881	19,996,000
Northern Rock PLC, 5.388%, 9/3/2007	856,178	370,202	1,854,136	1,880,849	2,643,975	1,180,993	1,793,423	4,542,169	4,466,070	414,005	20,002,000
Provident Money Market Fund, 5.309%, 9/4/2007	658,959	284,926	1,427,038	1,447,598	2,034,938	908,953	1,380,311	3,495,886	3,437,316	318,639	15,394,564
Prudential Funding, 5.636%, 9/15/2007	856,094	370,165	1,853,950	1,880,661	2,643,710	1,180,875	1,793,244	4,541,714	4,465,624	413,963	20,000,000
SLM Corp., 5.548%, 9/20/2007	851,810	368,314	1,844,681	1,871,258	2,630,492	1,174,971	1,784,278	4,519,006	4,443,296	411,894	19,900,000
Unilever Capital Corp., 5.531%, 9/12/2007	642,005	277,596	1,390,324	1,410,355	1,982,584	885,568	1,344,799	3,405,945	3,348,883	310,441	14,998,500
Wachovia Securities LLP, 5.150%, 9/4/2007	642,070	277,623	1,390,463	1,410,496	1,982,783	885,656	1,344,933	3,406,286	3,349,218	310,472	15,000,000
Wells Fargo & Co., 5.380%, 9/2/2007	428,154	185,129	927,207	940,565	1,322,186	590,585	896,846	2,271,425	2,233,370	207,033	10,002,500
Westlb AG NY FRN, 5.410%, 9/10/2007	641,941	277,568	1,390,185	1,410,214	1,982,386	885,479	1,344,664	3,405,605	3,348,548	310,410	14,997,000
Westpac Bank NY, 5.420%, 9/11/2007	428,210	185,153	927,327	940,688	1,322,357	590,662	896,963	2,271,720	2,233,660	207,060	10,003,800

Payable on Collateral Due to Brokers	$31,042,803	$13,422,544	$67,226,091	$68,194,648	$95,863,580	$42,819,710	$65,024,824	$164,687,110	$161,927,987	$15,010,722	$725,220,019

Market Value of Securities Loaned	$30,204,396	$13,060,020	$65,410,437	$66,352,829	$93,274,477	$41,663,227	$63,268,624	$160,239,208	$157,554,600	$14,605,312	$705,633,130

(1)	The collateral pool is managed by the Fund Manager of the Short-Term Income, Prime Money Market and Government Money Market Funds, at no cost to the Funds.

Marshall Funds

Restricted Securities—Restricted securities are securities that may be resold only upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith using methods approved by the Directors. The money market funds’ restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Act.

Additional information on each illiquid restricted security held by the Funds at August 31, 2007 is as follows:

Fund	Security	Acquisition Date	Acquisition Cost	Value
Short-Term Income Fund	Pegasus Aviation Lease Securitization	5/5/1999	$743,616	$337,794
Prime Money Market Fund	Genworth Life Insurance Co.	4/20/2004	75,000,000	75,000,000
Prime Money Market Fund	ING USA Annuity & Life Insurance Co.	6/20/2007	75,000,000	75,000,000
Prime Money Market Fund	Metropolitan Life Insurance Co.	5/3/2004	65,000,000	65,000,000
Prime Money Market Fund	Metropolitan Life Insurance Co.	1/30/2004	50,000,000	50,000,000
Tax-Free Money Market Fund	Birmingham-Medical Center	11/22/2006	4,580,000	4,580,000
Tax-Free Money Market Fund	Eclipse Funding Trust	7/17/2007	7,860,000	7,860,000
Tax-Free Money Market Fund	Lehigh County, Pennsylvania	8/17/2007	10,000,000	10,000,000
Tax-Free Money Market Fund	Park Creek Metropolitan District	2/9/2006	6,500,000	6,500,000

Redemption Fees—The Funds (other than the Government Money Market Fund, Prime Money Market Fund, and Tax-Free Money Market Fund) impose a 2.00% redemption fee to shareholders who redeem shares held for 30 days or less. All redemption fees are recorded by the Funds as paid-in-capital.

Commitments and Contingencies—In the normal course of business, the Corporation enters into contracts that provide general indemnifications to other parties. The Corporation’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Corporation that have not yet occurred. However, the Corporation has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Other—Investment transactions are accounted for on a trade date basis. Net realized gains and losses on securities are computed on the basis of specific security lot identification.

3.	Capital Stock

The Articles of Incorporation permit the Directors to issue an indefinite number of full and fractional shares of common stock, par value $0.0001 per share. Transactions in capital stock were as follows:

	Year Ended August 31, 2007		Year Ended August 31, 2006
	Shares	Amount	Shares	Amount

LARGE-CAP VALUE FUND—INVESTOR CLASS
Shares sold	2,698,850	$38,343,945	1,906,790	$26,019,893
Shares issued to shareholders in payment of distributions declared	2,068,517	28,602,716	3,302,613	42,963,132
Shares redeemed	(4,689,928)	(67,038,896)	(5,012,609)	(68,871,921)

Net change resulting from Investor Class share transactions	77,439	$(92,235)	196,794	$111,104
LARGE-CAP VALUE FUND—ADVISOR CLASS
Shares sold	103,705	$1,479,871	97,738	$1,353,365
Shares issued to shareholders in payment of distributions declared	82,825	1,146,503	126,598	1,650,520
Shares redeemed	(201,179)	(2,890,619)	(180,012)	(2,472,263)

Net change resulting from Advisor Class share transactions	(14,649)	$(264,245)	44,324	$531,622

Net change resulting from Fund Share transactions	62,790	$(356,480)	241,118	$642,726

Notes to Financial Statements (continued)

	Year Ended August 31, 2007		Year Ended August 31, 2006
	Shares	Amount	Shares	Amount

LARGE-CAP GROWTH FUND—INVESTOR CLASS
Shares sold	2,031,750	$26,701,351	1,371,617	$16,957,471
Shares issued to shareholders in payment of distributions declared	554,491	7,179,880	2,539,454	31,081,965
Shares redeemed	(2,536,676)	(33,365,728)	(3,375,953)	(42,171,262)

Net change resulting from Investor Class share transactions	49,565	$515,503	535,118	$5,868,174
LARGE-CAP GROWTH FUND—ADVISOR CLASS
Shares sold	95,919	$1,248,816	136,362	$1,690,524
Shares issued to shareholders in payment of distributions declared	25,046	324,308	97,727	1,196,127
Shares redeemed	(198,139)	(2,622,672)	(112,998)	(1,396,883)

Net change resulting from Advisor Class share transactions	(77,174)	$(1,049,548)	121,091	$1,489,768

Net change resulting from Fund Share transactions	(27,609)	$(534,045)	656,209	$7,357,942

MID-CAP VALUE FUND—INVESTOR CLASS
Shares sold	4,506,982	$71,541,427	6,251,944	$94,736,031
Shares issued to shareholders in payment of distributions declared	3,441,995	52,448,707	4,145,962	60,977,713
Shares redeemed	(10,846,661)	(172,476,227)	(11,061,377)	(167,452,145)

Net change resulting from Investor Class share transactions	(2,897,684)	$(48,486,093)	(663,471)	$(11,738,401)
MID-CAP VALUE FUND—ADVISOR CLASS
Shares sold	146,318	$2,306,905	162,127	$2,467,435
Shares issued to shareholders in payment of distributions declared	77,101	1,174,830	80,382	1,182,210
Shares redeemed	(262,011)	(4,171,856)	(174,155)	(2,636,147)

Net change resulting from Advisor Class share transactions	(38,592)	$(690,121)	68,354	$1,013,498

Net change resulting from Fund Share transactions	(2,936,276)	$(49,176,214)	(595,117)	$(10,724,903)

MID-CAP GROWTH FUND—INVESTOR CLASS
Shares sold	2,540,798	$41,115,818	1,808,256	$26,308,273
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	(1,982,445)	(31,888,170)	(2,257,250)	(32,642,238)

Net change resulting from Investor Class share transactions	558,353	$9,227,648	(448,994)	$(6,333,965)

Marshall Funds

	Year Ended August 31, 2007		Year Ended August 31, 2006
	Shares	Amount	Shares	Amount

MID-CAP GROWTH FUND—ADVISOR CLASS
Shares sold	29,141	$466,156	26,373	$388,692
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	(52,183)	(849,393)	(72,219)	(1,055,386)

Net change resulting from Advisor Class share transactions	(23,042)	$(383,237)	(45,846)	$(666,694)

Net change resulting from Fund Share transactions	535,311	$8,844,411	(494,840)	$(7,000,659)

SMALL-CAP GROWTH FUND—INVESTOR CLASS
Shares sold	2,892,676	$51,671,522	3,181,009	$54,030,959
Shares issued to shareholders in payment of distributions declared	887,422	15,050,676	786,510	12,615,614
Shares redeemed	(2,064,509)	(37,030,747)	(1,915,382)	(32,150,421)

Net change resulting from Investor Class share transactions	1,715,589	$29,691,451	2,052,137	$34,496,152
SMALL-CAP GROWTH FUND—ADVISOR CLASS
Shares sold	101,335	$1,794,453	71,340	$1,224,893
Shares issued to shareholders in payment of distributions declared	31,786	539,101	32,161	515,857
Shares redeemed	(137,092)	(2,450,947)	(64,483)	(1,089,567)

Net change resulting from Advisor Class share transactions	(3,971)	$(117,393)	39,018	$651,183

Net change resulting from Fund Share transactions	1,711,618	$29,574,058	2,091,155	$35,147,335

INTERNATIONAL STOCK FUND—INVESTOR CLASS
Shares sold	2,619,474	$44,213,946	2,605,872	$39,880,809
Shares issued to shareholders in payment of distributions declared	1,648,897	26,283,427	59,750	865,186
Shares redeemed	(3,029,744)	(52,106,825)	(2,790,464)	(42,090,619)

Net change resulting from Investor Class share transactions	1,238,627	$18,390,548	(124,842)	$(1,344,624)
INTERNATIONAL STOCK FUND—ADVISOR CLASS
Shares sold	51,800	$880,705	119,771	$1,895,676
Shares issued to shareholders in payment of distributions declared	49,373	787,005	3,028	43,841
Shares redeemed	(124,418)	(2,106,532)	(59,387)	(913,080)

Net change resulting from Advisor Class share transactions	(23,245)	$(438,822)	63,412	$1,026,437

Notes to Financial Statements (continued)

	Year Ended August 31, 2007		Year Ended August 31, 2006
	Shares	Amount	Shares	Amount

INTERNATIONAL STOCK FUND—INSTITUTIONAL CLASS
Shares sold	3,046,613	$51,959,049	3,202,751	$49,214,365
Shares issued to shareholders in payment of distributions declared	1,411,821	22,786,780	107,128	1,567,286
Shares redeemed	(1,600,543)	(27,779,259)	(4,392,535)	(64,495,712)

Net change resulting from Institutional Class share transactions	2,857,891	$46,966,570	(1,082,656)	$(13,714,061)

Net change resulting from Fund Share transactions	4,073,273	$64,918,296	(1,144,086)	$(14,032,248)

MARSHALL AGGREGATE BOND FUND—INVESTOR CLASS (1)
Shares sold	5,956,110	$59,561,312	—	—
Shares issued to shareholders in payment of distributions declared	52,417	525,296	—	—
Shares redeemed	(162,840)	(1,626,228)	—	—

Net change resulting from Investor Class share transactions	5,845,687	$58,460,380	—	—
MARSHALL AGGREGATE BOND FUND—ADVISOR CLASS (1)
Shares sold	1,969	$19,638	—	—
Shares issued to shareholders in payment of distributions declared	8	82	—	—
Shares redeemed	—	—	—	—

Net change resulting from Advisor Class share transactions	1,977	$19,720	—	—
MARSHALL AGGREGATE BOND FUND—INSTITUTIONAL CLASS (1)
Shares sold	14,632,665	$146,316,384	—	—
Shares issued to shareholders in payment of distributions declared	163,102	1,634,119	—	—
Shares redeemed	(565,395)	(5,657,828)	—	—

Net change resulting from Institutional Class share transactions	14,230,372	$142,292,675	—	—

Net change resulting from Fund Share transactions	20,078,036	$200,772,775	—	—

GOVERNMENT INCOME FUND—INVESTOR CLASS
Shares sold	20,415,133	$192,946,936	20,143,722	$189,309,426
Shares issued to shareholders in payment of distributions declared	2,053,764	19,427,414	1,752,203	16,445,432
Shares redeemed	(25,970,107)	(243,689,339)	(9,650,145)	(90,593,898)

Net change resulting from Investor Class share transactions	(3,501,210)	$(31,314,989)	12,245,780	$115,160,960

Marshall Funds

	Year Ended August 31, 2007		Year Ended August 31, 2006
	Shares	Amount	Shares	Amount

GOVERNMENT INCOME FUND—ADVISOR CLASS
Shares sold	111,781	$1,057,950	159,127	$1,495,179
Shares issued to shareholders in payment of distributions declared	23,522	222,490	25,760	241,948
Shares redeemed	(201,970)	(1,907,638)	(182,065)	(1,708,452)

Net change resulting from Advisor Class share transactions	(66,667)	$(627,198)	2,822	$28,675
GOVERNMENT INCOME FUND—INSTITUTIONAL CLASS (1)
Shares sold	15,554,163	$145,052,928	—	—
Shares issued to shareholders in payment of distributions declared	150,818	1,417,563	—	—
Shares redeemed	(736,125)	(6,911,485)	—	—

Net change resulting from Institutional Class share transactions	14,968,856	$139,559,006	—	—

Net change resulting from Fund Share transactions	11,400,979	$107,616,819	12,248,602	$115,189,635

SHORT-INTERMEDIATE BOND FUND—INVESTOR CLASS
Shares sold	11,620,253	$107,213,243	13,163,549	$121,248,410
Shares issued to shareholders in payment of distributions declared	1,940,714	17,899,033	1,924,789	17,723,792
Shares redeemed	(49,128,174)	(449,907,732)	(9,087,949)	(83,641,998)

Net change resulting from Investor Class Share transactions	(35,567,207)	$(324,795,456)	6,000,389	$55,330,204
SHORT-INTERMEDIATE BOND FUND—ADVISOR CLASS
Shares sold	87,438	$805,866	68,523	$631,414
Shares issued to shareholders in payment of distributions declared	28,077	258,648	28,718	264,499
Shares redeemed	(188,811)	(1,739,230)	(145,256)	(1,336,628)

Net change resulting from Advisor Class Share transactions	(73,296)	$(674,716)	(48,015)	$(440,715)
SHORT-INTERMEDIATE BOND FUND—INSTITUTIONAL CLASS (1)
Shares sold	20,117,372	$183,469,859	—	—
Shares issued to shareholders in payment of distributions declared	160,978	1,472,694	—	—
Shares redeemed	(461,211)	(4,210,928)	—	—

Net change resulting from Institutional Class share transactions	19,817,139	$180,731,625	—	—

Net change resulting from Fund Share transactions	(15,823,364)	$(144,738,547)	5,952,374	$54,889,489

Notes to Financial Statements (continued)

	Year Ended August 31, 2007		Year Ended August 31, 2006
	Shares	Amount	Shares	Amount

INTERMEDIATE TAX-FREE FUND—INVESTOR CLASS
Shares sold	1,930,352	$19,282,931	2,116,260	$21,205,377
Shares issued to shareholders in payment of distributions declared	62,280	622,650	265,742	2,657,087
Shares redeemed	(1,722,535)	(17,202,260)	(3,075,376)	(30,875,764)

Net change resulting from Fund Share transactions	270,097	$2,703,321	(693,374)	$(7,013,300)

SHORT-TERM INCOME FUND—INVESTOR CLASS
Shares sold	1,422,934	$12,833,031	2,464,733	$22,054,651
Shares issued to shareholders in payment of distributions declared	256,493	2,315,244	243,568	2,183,563
Shares redeemed	(7,381,543)	(66,583,589)	(3,658,669)	(32,805,555)

Net change resulting from Investor Class share transactions	(5,702,116)	$(51,435,314)	(950,368)	$(8,567,341)
SHORT-TERM INCOME FUND—ADVISOR CLASS
Shares sold	44,298	$399,141	24,560	$220,310
Shares issued to shareholders in payment of distributions declared	11,690	105,483	11,339	101,630
Shares redeemed	(72,074)	(649,618)	(48,895)	(437,964)

Net change resulting from Advisor Class share transactions	(16,086)	$(144,994)	(12,996)	$(116,024)
SHORT-TERM INCOME FUND—INSTITUTIONAL CLASS (1)
Shares sold	4,573,668	$41,232,044	—	—
Shares issued to shareholders in payment of distributions declared	48,519	437,319	—	—
Shares redeemed	(55,556)	(500,000)	—	—

Net change resulting from Institutional Class share transactions	4,566,631	$41,169,363	—	—

Net change resulting from Fund Share transactions	(1,151,571)	$(10,410,945)	(963,364)	$(8,683,365)

PRIME MONEY MARKET FUND—INVESTOR CLASS
Shares sold	5,089,270,604	$5,089,270,604	5,137,187,193	$5,137,187,193
Shares issued to shareholders in payment of distributions declared	26,373,229	26,373,229	19,084,406	19,084,406
Shares redeemed	(4,815,464,848)	(4,815,464,848)	(4,782,017,645)	(4,782,017,645)

Net change resulting from Investor Class share transactions	300,178,985	$300,178,985	374,253,954	$374,253,954

Marshall Funds

	Year Ended August 31, 2007		Year Ended August 31, 2006
	Shares	Amount	Shares	Amount

PRIME MONEY MARKET FUND—ADVISOR CLASS
Shares sold	174,486,007	$174,486,007	266,002,249	$266,002,249
Shares issued to shareholders in payment of distributions declared	4,848,956	4,848,956	3,055,453	3,055,453
Shares redeemed	(155,017,339)	(155,017,339)	(254,276,178)	(254,276,178)

Net change resulting from Advisor Class share transactions	24,317,624	$24,317,624	14,781,524	$14,781,524
PRIME MONEY MARKET FUND—INSTITUTIONAL CLASS
Shares sold	10,274,819,329	$10,274,819,329	10,715,565,608	$10,715,565,608
Shares issued to shareholders in payment of distributions declared	26,908,729	26,908,729	18,876,427	18,876,427
Shares redeemed	(9,874,858,264)	(9,874,858,264)	(10,631,030,666)	(10,631,030,666)

Net change resulting from Institutional Class share transactions	426,869,794	$426,869,794	103,411,369	$103,411,369

Net change resulting from Fund Share transactions	751,366,403	$751,366,403	492,446,847	$492,446,847

GOVERNMENT MONEY MARKET FUND—INVESTOR CLASS
Shares sold	2,004,342,787	$2,004,342,787	1,748,822,328	$1,748,663,920
Shares issued to shareholders in payment of distributions declared	6,381,859	6,381,859	3,877,362	4,035,770
Shares redeemed	(1,903,266,787)	(1,903,266,787)	(1,782,072,501)	(1,782,072,501)

Net change resulting from Investor Class share transactions	107,457,859	$107,457,859	(29,372,811)	$(29,372,811)
GOVERNMENT MONEY MARKET FUND—INSTITUTIONAL CLASS
Shares sold	1,013,039,191	$1,013,039,191	1,426,032,596	$1,426,032,596
Shares issued to shareholders in payment of distributions declared	1,463,815	1,463,815	1,655,429	1,655,429
Shares redeemed	(943,208,907)	(943,208,907)	(1,399,443,822)	(1,399,443,822)

Net change resulting from Institutional Class share transactions	71,294,099	$71,294,099	28,244,203	$28,244,203

Net change resulting from Fund Share transactions	178,751,958	$178,751,958	(1,128,608)	$(1,128,608)

TAX-FREE MONEY MARKET FUND—INVESTOR CLASS
Shares sold	687,542,333	$687,542,333	487,128,790	$487,128,790
Shares issued to shareholders in payment of distributions declared	2,677,134	2,677,134	1,398,471	1,398,471
Shares redeemed	(574,409,462)	(574,409,462)	(438,751,346)	(438,751,346)

Net change resulting from Investor Class share transactions	115,810,005	$115,810,005	49,775,915	$49,775,915

Notes to Financial Statements (continued)

	Year Ended August 31, 2007		Year Ended August 31, 2006

	Shares	Amount	Shares	Amount
TAX-FREE MONEY MARKET FUND—INSTITUTIONAL CLASS
Shares sold	511,618,164	$511,618,164	356,907,298	$356,907,298
Shares issued to shareholders in payment of distributions declared	77,277	77,277	39,143	39,143
Shares redeemed	(384,261,279)	(384,261,279)	(264,749,842)	(264,749,842)

Net change resulting from Institutional Class share transactions	127,434,162	$127,434,162	92,196,599	$92,196,599

Net change resulting from Fund Share transactions	243,244,167	$243,244,167	141,972,514	$141,972,514

(1)	Reflects activity for the period from June 1, 2007 (start of performance) to August 31, 2007.

4.	Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for net operating loss, foreign currency transactions, paydown gain or loss, market discount accretion, premium amortization and expiring capital loss carryforwards.

To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts, on the Statement of Assets and Liabilities, based on their Federal tax basis treatment; temporary differences do not require reclassification and had no impact on the net asset value of the Funds.

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable in part to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the discount accretion/premium amortization of debt securities.

Fund	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation for Federal Tax Purposes	Gross Unrealized (Depreciation) for Federal Tax Purposes	Net Unrealized Appreciation (Depreciation) for Federal Tax Purposes
Large-Cap Value Fund	$309,731,720	$65,132,024	$(2,249,725)	$62,882,299
Large-Cap Growth Fund	232,074,026	37,294,259	(2,334,970)	34,959,289
Mid-Cap Value Fund	571,833,620	98,166,141	(19,553,504)	78,612,637
Mid-Cap Growth Fund	259,833,259	37,672,538	(3,102,399)	34,570,139
Small-Cap Growth Fund	322,207,355	42,552,600	(5,764,546)	36,788,054
International Stock Fund	499,984,629	80,559,855	(14,368,570)	66,191,285
Aggregate Bond Fund	290,411,635	2,753,471	(671,422)	2,082,049
Government Income Fund	1,014,636,024	4,797,750	(6,562,779)	(1,765,029)
Short-Intermediate Bond Fund	771,275,283	2,307,934	(7,416,583)	(5,108,649)
Intermediate Tax-Free Fund	84,417,586	783,686	(280,044)	503,642
Short-Term Income Fund	135,784,160	283,195	(1,853,269)	(1,570,074)
Prime Money Market Fund*	4,937,376,003	—	—	—
Government Money Market Fund*	336,898,004	—	—	—
Tax-Free Money Market Fund*	546,917,253	—	—	—

* at amortized cost

Marshall Funds

The tax character of distributions reported on the Statements of Changes in Net Assets for the years ended August 31, 2007 and 2006 was as follows:

	2007			2006
Fund Name	Ordinary Income(1)	Tax-Exempt Income	Long-Term Capital Gains	Ordinary Income(1)	Tax-Exempt Income	Long-Term Capital Gains
Large-Cap Value Fund	$18,858,614	$—	$14,512,684	$11,439,241	$—	$36,028,462
Large-Cap Growth Fund	345,013	—	7,550,618	11,361,141	—	21,622,536
Mid-Cap Value Fund	12,454,207	—	43,973,908	12,216,179	—	51,535,070
Mid-Cap Growth Fund	—	—	—	—	—	—
Small-Cap Growth Fund	4,818,455	—	11,372,971	5,769,643	—	7,710,290
International Stock Fund	3,530,293	—	47,774,480	3,259,900	—	—
Aggregate Bond Fund	2,198,919	—	—	—	—	—
Government Income Fund	28,521,867	—	—	23,703,562	—	—
Short-Intermediate Bond Fund	31,170,098	—	—	29,092,735	—	—
Intermediate Tax-Free Fund	—	2,888,545	—	50,527	2,847,987	2,148,867
Short-Term Income Fund	5,559,089	—	—	5,359,412	—	—
Prime Money Market Fund	240,796,645	—	—	171,950,178	—	—
Government Money Market Fund	13,620,708	—	—	8,059,533	—	—
Tax-Free Money Market Fund	13,636	14,927,950	23,860	3,920	7,458,975	8,211

(1)	For tax purposes, short-term capital gain distributions are considered ordinary income.

As of August 31, 2007, the components of distributable earnings on a tax basis are as follows:

Fund Name	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)
Large-Cap Value Fund	$3,851,310	$—	$8,842,130	$—	$62,718,593
Large-Cap Growth Fund	149,357	—	15,057,904	—	34,959,289
Mid-Cap Value Fund	18,653,382	—	46,715,239	—	78,612,638
Mid-Cap Growth Fund	—	—	—	(8,598,968)	34,570,139
Small-Cap Growth Fund	10,837,769	—	25,320,534	—	36,788,054
International Stock Fund	32,220,764	—	32,783,821	(896,887)	66,061,266
Aggregate Bond Fund	14,759	—	—	(165,071)	2,082,049
Government Income Fund	439,581	—	—	(2,358,980)	(1,765,029)
Short-Intermediate Bond Fund	293,149	—	—	(23,593,518)	(5,108,649)
Intermediate Tax-Free Fund	—	(525)	—	(460,258)	503,642
Short-Term Income Fund	30,621	—	—	(7,771,827)	(1,570,074)
Prime Money Market Fund	9,176	—	—	(394,528)	—
Government Money Market Fund	—	—	—	—	—
Tax-Free Money Market Fund	3,000	53	—	—	—

At August 31, 2007, the Funds had capital loss carryforwards, which reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

	Capital Loss Carryforward to Expire in
Fund	2008	2009	2010	2011	2012	2013	2014	2015	Total
Mid-Cap Growth Fund	—	—	—	8,598,968	—	—	—	—	8,598,968
Government Income Fund	—	—	—	—	—	—	218,824	—	218,824
Short-Intermediate Bond Fund	1,553,692	—	6,283,428	3,131,248	—	—	5,042,619	4,819,127	20,830,114
Intermediate Tax-Free Fund	—	—	—	—	—	—	—	130,326	130,326
Short-Term Income Fund	222,218	928,524	944,182	322,004	1,989,874	797,744	906,238	983,288	7,094,072
Prime Money Market Fund	—	—	—	394,528	—	—	—	—	394,528

During the fiscal year ended August 31, 2007, the Mid-Cap Growth, Government Income and Prime Money Market Funds, respectively, utilized $27,809,903, $1,670,878 and $7,764 of capital loss carryforwards.

The Short-Term Income Fund had losses expiring during the fiscal year in the amount of $952,637.

As of August 31, 2007, the Aggregate Bond, Government Income, Short-Intermediate Bond, Intermediate Tax-Free and Short-Term Income Funds had $165,071, $2,140,156, $2,763,404, $329,819 and $677,755, respectively, of post-October losses, which are deferred until September 1, 2007 for tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. As of August 31, 2007, the International Stock Fund had $896,887, of post-October currency losses, which are deferred until September 1, 2007 for tax purposes.

Notes to Financial Statements (continued)

5.	Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee—M&I Investment Management Corp., the Funds’ investment adviser (the “Adviser”), receives for its services an investment adviser fee based on a percentage of each Fund’s average daily net assets as listed below. Effective June 1, 2007, the Adviser lowered its advisory fee for certain Funds as indicated below. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Fund	(September 1, 2006- May 31, 2007) Annual Rate	(June 1, 2007- August 31, 2007) Annual Rate
Large-Cap Value Fund	0.75%	0.75%
Large-Cap Growth Fund	0.75	0.75
Mid-Cap Value Fund	0.75	0.75
Mid-Cap Growth Fund	0.75	0.75
Small-Cap Growth Fund	1.00	1.00
International Stock Fund	1.00	1.00
Aggregate Bond Fund	—	0.40
Government Income Fund	0.75	0.40
Short-Intermediate Bond Fund	0.60	0.40
Intermediate Tax-Free Fund	0.60	0.60
Short-Term Income Fund	0.60	0.20
Prime Money Market Fund	0.15	0.15
Government Money Market	0.20	0.20
Tax-Free Money Market Fund	0.20	0.20

The International Stock Fund’s sub-advisers are Trilogy Global Advisors, LLC and Acadian Asset Management, Inc. The Adviser compensates each sub-adviser based on the level of average daily net assets of the International Stock Fund managed by each sub-adviser.

Administrative Fee—M&I Trust, under the Administrative Services Agreement, provides the Funds with administrative personnel and services. The fee paid to M&I Trust is based on each Fund’s average daily net assets with respect to the Equity Funds and Income Funds and the aggregate average daily net assets of all money market Funds as follows:

Annual Rate	ADNA
0.100%	on the first $250 million
0.095	on the next $250 million
0.080	on the next $250 million
0.060	on the next $250 million
0.040	on the next $500 million
0.020	on assets in excess of $1.5 billion

M&I Trust may voluntarily choose to waive any portion of its fee. M&I Trust can modify or terminate this voluntary waiver at any time at its sole discretion.

Distribution Services Fee—The Prime Money Market Fund is subject to a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan authorizes payments by the Fund to finance activities intended to result in the sale of its Advisor Class shares. The Plan provides that the Fund may incur distribution expenses of 0.30% of the average daily net assets of the Fund’s Advisor Class shares.

Shareholder Services Fee—Under the terms of a Shareholder Services Agreement with Marshall Investor Services (“MIS”), a division of M&I Trust, each Fund pays MIS at the annual rate of 0.25% of average daily net assets of the Fund’s Investor and Advisor Class shares for the period. The fee paid to MIS is used to finance certain services for shareholders and to maintain shareholder accounts. MIS may voluntarily choose to waive any portion of its fee. MIS can modify or terminate this voluntary waiver at any time at its sole discretion.

Custodian Fees—M&I Trust is the Funds’ custodian, except for the International Stock Fund for which State Street Bank and Trust Company maintains custody. M&I Trust receives fees based on the level of each Fund’s average daily net assets for the period.

Marshall Funds

Securities Lending—The Funds pay a portion of net revenue from securities lending to M&I Trust for its services as the securities lending agent. The securities lending income as shown in the Statements of Operations is net of these expenses. The following amounts were paid for the fiscal year ended August 31, 2007:

Fund	Fees Paid
Large-Cap Value Fund	$13,122
Large-Cap Growth Fund	14,914
Mid-Cap Value Fund	72,546
Mid-Cap Growth Fund	64,411
Small-Cap Growth Fund	156,178
International Stock Fund	103,226
Aggregate Bond Fund	21,016
Government Income Fund	91,667
Short-Intermediate Bond Fund	164,934
Short-Term Income Fund	4,066

General—Certain of the Officers and Directors of the Corporation are also Officers and Directors of one or more of the above companies, which are affiliates of the Corporation. None of the Fund officers or interested directors receive any compensation from the Funds.

6.	Investment Transactions

Purchases and sales of investments, excluding short-term U.S. government securities, short-term obligations and in-kind contributions, for the year ended August 31, 2007 were as follows:

	Other than U.S. Government Securities		U.S. Government Securities
Fund	Purchases	Sales	Purchases	Sales
Large-Cap Value Fund	$148,016,829	$177,173,550	$—	$—
Large-Cap Growth Fund	180,212,669	192,246,105	—	—
Mid-Cap Value Fund	378,987,812	460,269,540	—	—
Mid-Cap Growth Fund	346,335,696	334,425,497	—	—
Small-Cap Growth Fund	415,121,205	399,058,544	—	—
International Stock Fund	495,263,027	479,539,298	—	—
Aggregate Bond Fund	104,321,772	23,453,311	358,348,689	220,813,516
Government Income Fund	234,143,580	51,466,681	4,793,576,211	4,961,800,214
Short-Intermediate Bond Fund	448,635,755	356,420,765	2,447,143,335	2,673,249,144
Intermediate Tax-Free Fund	40,653,147	37,791,138	—	—
Short-Term Income Fund	36,875,344	40,952,217	23,496,803	11,114,346

7.	Line of Credit

The Corporation, on behalf of the respective Funds, entered into a $25,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with State Street Bank and Trust Company. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% per annum over the Federal Funds rate. The LOC includes a commitment fee of 0.09% per annum on the daily unused portion. The Small-Cap Growth Fund utilized the LOC during the year ended August 31, 2007. No borrowings were outstanding under the LOC at August 31, 2007. For the year ended August 31, 2007, the average daily loan balance outstanding was $685 and the weighted average interest rate for the Small-Cap Growth Fund was 5.81%.

8.	Shareholder Tax Information (Unaudited)

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended August 31, 2007, the percentages which qualify for the dividend received deduction available to corporate shareholders were as follows:

Large-Cap Value Fund	47%
Large-Cap Growth Fund	100
Mid-Cap Value Fund	64
Small-Cap Growth Fund	6

Notes to Financial Statements (continued)

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended August 31, 2007, the percentages which are designated as qualified dividend income were as follows:

Large-Cap Value Fund	46%
Large-Cap Growth Fund	100
Mid-Cap Value Fund	71
Small-Cap Growth Fund	6
International Stock Fund	100

Pursuant to IRC 852(b)(3) of the Internal Revenue Code, the Large-Cap Value, Large-Cap Growth, Mid-Cap Value, Small-Cap Growth, and International Stock Funds hereby designate $14,512,684, $7,550,618, $43,973,908, $11,372,971, and $47,774,480, respectively, as long-term capital gains distributed during the year ended August 31, 2007, or if subsequently determined to be different, the net capital gain of such year.

For Federal income tax purposes, the Aggregate Bond, Government Income, Short-Intermediate Bond, Short-Term Income, Prime Money Market and Government Money Market Funds designate qualified interest income dividends of $2,213,678, $28,521,867, $31,170,098, $5,558,088, $240,796,645 and $13,620,708, respectively, for the year ended August 31, 2007.

For Federal income tax purposes, the Intermediate Tax-Free and Tax-Free Money Market Funds designate tax-exempt dividends of $2,888,545 and $14,927,950, respectively, for the year ended August 31, 2007.

Pursuant to Section 853 of the Internal Revenue Code of 1986, the International Stock Fund designates $14,097,666 of income derived from foreign sources and $1,306,400 of foreign taxes paid for the year ended August 31, 2007.

9.	Recently Issued Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the Interpretation to the Funds, and is not in a position to estimate the significance of its impact, if any, on the Funds’ financial statements at this time.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements.” The Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs), and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied. Management continues to evaluate the application of the Statement to the Funds, and is not in a position at this time to evaluate the significance of its impact, if any, on the Funds’ financial statements.

In addition, in February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“FAS 159”), which is also effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of the fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. Management has recently begun to evaluate the application of the Statement to the Funds, and is not in a position at this time to evaluate the significance of its impact, if any, on the Funds’ financial statements.

Marshall Funds

10.	Subsequent Events

On November 1, 2007, M&I Investment Management Corp., the Funds’ investment adviser, implemented a breakpoint schedule for its investment advisory fees charged to the Funds (excluding the Small-Cap Growth Fund and the Money Market Funds). The new schedule for each Fund is as follows:

	Fund’s ADNA
Fund	on the first $500 million	on the next $200 million	on the next $100 million	in excess of $800 million
Large-Cap Value Fund	0.75%	0.74%	0.70%	0.65%
Large-Cap Growth Fund	0.75	0.74	0.70	0.65
Mid-Cap Value Fund	0.75	0.74	0.70	0.65
Mid-Cap Growth Fund	0.75	0.74	0.70	0.65
International Stock Fund	1.00	0.99	0.95	0.90
Aggregate Bond Fund	0.40	0.39	0.30	0.25
Government Income Fund	0.40	0.39	0.30	0.25
Short-Intermediate Bond Fund	0.40	0.39	0.30	0.25
Intermediate Tax-Free Fund	0.60	0.59	0.50	0.45
Short-Term Income Fund	0.20	0.19	0.10	0.05

Also on November 1, 2007, M&I Trust has modified its breakpoint schedule for administration fees charged to the Funds (excluding the Money Market Funds). The new schedule for each Fund is as follows:

Annual Fee	ADNA
0.0925%	on first $250 million
0.0850	on next $250 million
0.0800	on next $200 million
0.0400	on next $100 million
0.0200	on next $200 million
0.0100	in excess of $1.0 billion

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Marshall Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Marshall Large-Cap Value Fund, Marshall Large-Cap Growth Fund, Marshall Mid-Cap Value Fund, Marshall Mid-Cap Growth Fund, Marshall Small-Cap Growth Fund, Marshall International Stock Fund, Marshall Aggregate Bond Fund, Marshall Government Income Fund, Marshall Short-Intermediate Bond Fund, Marshall Intermediate Tax-Free Fund, Marshall Short-Term Income Fund, Marshall Prime Money Market Fund, Marshall Government Money Market Fund and Marshall Tax-Free Money Market Fund (each a series of Marshall Funds, Inc., hereafter referred to as the “Funds”) at August 31, 2007, the results of each of their operations for the period then ended, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the periods ended August 31, 2005 and prior were audited by other independent auditors. Those independent auditors expressed an unqualified opinion in the report dated October 26, 2005.

PricewaterhouseCoopers LLP

Chicago, Illinois

October 26, 2007

Directors and Officers of the Funds

The following tables provide information about each director and officer of the Funds. The address of each director and officer is 111 East Kilbourn Avenue, Suite 200, Milwaukee, WI 53202. The Funds’ Statement of Additional Information includes additional information about the directors and is available, without charge and upon request, by calling

1-800-236-FUND (3863). Unless noted otherwise, information in the table is as of October 31, 2007.

INTERESTED DIRECTORS
Name and Age (as of 8/31/07)	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
John M. Blaser* Age: 50	Director and President	2004-2009; since May 1999	Vice President of M&I Investment Management Corp. (“Adviser”) and Marshall & Ilsley Trust Company (“M&I Trust”) since 1998.	14	None
Kenneth C. Krei* Age: 57	Director	2004-2009; since July 2004	Chairman of M&I Brokerage Services, Inc. and M&I Insurance Services, Inc. since January 2005; Director and Chief Executive Officer of the Adviser since July 2003; Director, President and Chief Executive Officer of M&I Trust since July 2003; Senior Vice President of Marshall & Ilsley Corporation (a bank holding company) since July 2003; Executive Vice President, Investment Advisors at Fifth Third Bancorp, prior thereto.	14	None
* Mr. Blaser is an “interested person” of the Corporation (as defined in the 1940 Act) due to the positions that he holds with the Corporation, the Adviser and M&I
Trust. Mr. Krei is an “interested person” of the Corporation due to the positions that he holds with the Adviser, M&I Trust and Marshall & Ilsley Corporation.

Directors and Officers of the Funds (continued)

INDEPENDENT DIRECTORS
Name and Age (as of 8/31/07)	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Larry D. Armel Age: 65	Independent Director	2006-2011; since September 2006	Retired; formerly, Chairman, Gold Bank Funds, from 2002 to 2005.	14	None
Benjamin M. Cutler Age: 62	Independent Director	2004-2009; since July 2004	Chairman, CEO and President, USHEALTH Group, Inc. (a health insurance company), since September 2004; Chairman, Assurant Health (a health insurer), and Executive Vice President, Assurant, Inc. (an insurance company), from 2002 to 2004; President and CEO, Fortis Health (a health insurer), from 1996 to 2003.	14	None
John DeVincentis Age: 73	Independent Director	2004-2009; since October 1993	Independent financial consultant; retired; formerly, Senior Vice President of Finance, In-Sink-Erator Division of Emerson Electric Corp. (an electrical products manufacturer).	14	None
John A. Lubs Age: 59	Independent Director	2004-2009; since July 2004	Vice Chairman, Mason Companies, Inc. (a footwear distributor), since October 2004; President and Chief Operating Officer, Mason Companies, Inc., from 1990 to 2004.	14	None
James Mitchell Age: 60	Independent Director	2004-2009; since March 1999	Chairman, Golner Precision Products, Inc. (a supplier of machine parts), since 2004; Chief Executive Officer, General Automotive Manufacturing, LLC (an automotive parts manufacturing company), from 2001-2007; Chief Executive Officer, NOG, Inc. (a metal processing and consulting company), since 1999; Chairman, Ayrshire Precision Engineering (a precision machining company), since 1992.	14	None
Barbara J. Pope Age: 59	Independent Director	2004-2009; since March 1999	President of Barbara J. Pope, P.C. (a financial consulting firm) since 1992; President of Sedgwick Street Fund LLC (a private investment partnership) since 1996; formerly, Tax Partner, Price Waterhouse.	14	None

Directors and Officers of the Funds (continued)

PRINCIPAL OFFICERS
Name and Age (as of 8/31/07)	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Timothy M. Bonin Age: 34	Treasurer	Re-elected by the Board annually; since February 2006	Vice President of the Adviser since February 2006; Financial Services Audit Senior Manager, PricewaterhouseCoopers LLP, prior thereto.
John D. Boritzke Age: 51	Vice President	Re-elected by the Board annually; since October 2001	Vice President of the Adviser and M&I Trust since 1993.
Daniel Eyre Age: 39	Anti-Money Laundering Compliance Officer	Re-elected by the Board annually; since June 2004	Manager, MIS, a division of M&I Trust, since April 2004; Programmer and Analyst, Metavante Corporation (a banking and payments technology provider), from July 2000 to April 2004.
William A. Frazier Age: 51	Vice President	Re-elected by the Board annually; since October 2001	Vice President of the Adviser and M&I Trust since 1985.
Jeffrey O. Himstreet Age: 40	Secretary	Re-elected by the Board annually; since October 2005	General Counsel of M&I Wealth Management, a division of Marshall & Ilsley Corporation (a bank holding company), since August 2005; Partner, Bingham McCutchen LLP (a law firm), from December 2003 to August 2005; Associate Attorney, Bingham McCutchen LLP, prior thereto.
Angela M. Palmer Age: 35	Chief Compliance Officer	Re-elected by the Board annually; since August 2006	Chief Compliance Officer and Vice President of the Adviser since June 2006 and January 2007, respectively; Vice President of M&I Trust since June 2006; Chief Compliance Officer, Secretary and Assistant Treasurer, Wasatch Funds, Inc., from September 2004 to May 2006; Director of Compliance, Wasatch Advisors, Inc., from May 2004 to May 2006; Vice President, Wasatch Advisors, Inc., from November 2004 to May 2006; Senior Compliance Administrator, Wasatch Advisors, Inc., from April 2003 to April 2004; Administration Services Manager, UMB Fund Services, Inc., prior thereto.

Basis for Approval of Investment Advisory Contracts

Marshall Funds, Inc. (the “Corporation”) has an investment advisory contract with M&I Investment Management Corp. (the “Adviser”) under which the Adviser manages the Marshall Funds (the “Funds”). The Corporation also has sub-advisory contracts with two sub-advisers for the management of the investments of Marshall International Stock Fund. The investment advisory contract and the sub-advisory contracts are referred to as the “Contracts.” The Directors of the Corporation, 75% of whom have never been affiliated with the Adviser (“Independent Directors”), oversee the management of each Fund and, as required by law, determine at least annually whether to continue the Contracts.

In connection with their most recent consideration of the Contracts, the Directors received and reviewed a substantial amount of information provided by the Adviser and its affiliate, Marshall & Ilsley Trust Company, which is the Funds’ administrator (the “Administrator”), and by the respective sub-advisers in response to detailed requests of the Independent Directors and their independent legal counsel. They discussed with representatives of management the operations of the Funds and the nature and quality of the advisory and other services provided to the Funds by the Adviser, the Administrator and the sub-advisers. The Independent Directors also received and reviewed a memorandum from their counsel regarding their responsibilities in considering continuation of the Contracts. They also considered a broad range of information they had received during the preceding year in the course of their service as Directors, including information gained in their meetings with each of the portfolio managers of the Funds. Throughout their consideration of the Contracts the Independent Directors were advised by their independent legal counsel. The Independent Directors met on two separate occasions with management to consider the Contracts, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on August 8, 2007, based on their evaluation of the information provided by the Adviser, the Administrator and the sub-advisers and other information, the Directors determined that the overall arrangements between each Fund and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser and the Administrator and, in the case of Marshall International Stock Fund, the sub-advisers, the fees charged for those services, and other matters that the Directors considered relevant in the exercise of their business judgment. At that meeting the Directors, including all of the Independent Directors, unanimously approved the continuation of the investment advisory contract for each Fund and the sub-advisory contracts for Marshall International Stock Fund, each for an additional one-year period, subject to earlier termination as provided in each Contract.

In considering the continuation of the Contracts, the Directors reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Directors’ determination to approve the continuation of the Contracts are discussed separately below.

Nature, Extent and Quality of Services

The Directors reviewed the nature, extent and quality of the services provided to the Funds by the Adviser, the Administrator and the sub-advisers, taking into account the investment objective and strategy of each Fund and the knowledge the Directors gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Directors reviewed the resources and key personnel of the Adviser and sub-advisers, especially the personnel who provide investment management services to the Funds. The Directors also considered other services provided to the Funds by the Adviser and the Administrator and the sub-advisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, providing administrative services, monitoring adherence to the Funds’ investment restrictions, producing shareholder reports, providing support services for the Directors and Director committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Directors concluded that the nature and extent of the services provided to each Fund by the Adviser and the Administrator, and to Marshall International Stock Fund by each sub-adviser, were appropriate and consistent with the terms of the respective Contracts, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser, the Administrator and each sub-adviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated their continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Directors considered the performance of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of the Fund’s benchmark and with the performance of comparable funds and peer groups identified by Lipper, Inc. (“Lipper”). They concluded that some Funds had performed extremely well over all or nearly

Basis for Approval of Investment Advisory Contracts (continued)

all time periods considered and that a majority of the Funds had performed as well as or better than the medians for their respective Lipper categories for each of those periods. Although the performance of some Funds lagged that of their peers for certain periods, the Directors also concluded that the Adviser was taking appropriate steps to address the under-performance.

Costs of Services Provided and Profits Realized by the Adviser

The Directors examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management (investment advisory and administrative) fees for many of the Funds, after voluntary fee waivers, were below the median management fee rates for the funds in their respective Lipper expense peer groups, and that a substantial majority of the Funds had total expense ratios below the median expense ratios of their peer groups. Moreover, the Adviser agreed to reduce the rate of its advisory fee at various breakpoints for each non-money market Fund, and the Administrator agreed to a modification of its fee schedule for each non-money market Fund; those changes are effective as of September 1, 2007 and collectively will result in an immediate reduction in the aggregate advisory and administration fees paid by each non-money market Fund.

The Directors considered the methodology used by the Adviser and the sub-advisers in determining compensation payable to their portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Directors also reviewed management fees charged by the Adviser to its separate account clients. Although the separate account fee rates for various investment strategies at asset levels above $50 million were lower than management fees for Funds having similar strategies, the Directors noted that the Adviser and the Administrator perform significant additional services for the Funds that they do not provide to those other clients, including administrative services, oversight of the Funds’ other service providers, Director support, regulatory compliance and numerous other services, and that, in serving the Funds, the Adviser and the Administrator assume many legal risks that they do not assume in servicing many of their other clients.

The Directors also considered the profitability to the Adviser and the Administrator of their relationships with each Fund. They recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager’s capital structure and cost of capital. However, based on their review they concluded that the profitability of the Adviser and its affiliates from their relationships with the Funds was not unreasonable.

Finally, the Directors considered the financial condition of the Adviser and each sub-adviser, which they found to be sound.

The Directors concluded that the rates of management fees and other compensation payable by each Fund to the Adviser and its affiliates after giving effect to the reductions in fees of the Adviser and the Administrator, as well as the fees paid by the Adviser to the sub-advisers of Marshall International Stock Fund, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser charges to other clients. The Directors also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, the investment performance of the Fund and the expense limitations provided by the Adviser.

Economies of Scale

The Directors received and considered information about the potential of the Adviser to experience economies of scale as the assets of the Funds increase. They noted that the expense ratios of almost all Funds were below the median expense ratios for their respective peer groups; and, for those Funds whose expenses are being reduced by the voluntary waivers by the Adviser of a portion of its fees, the Adviser is subsidizing the Funds. Moreover, the changes in the fee schedules to both the investment advisory contract and the administrative services agreement as of September 1, 2007, will result in an immediate expense reduction for each non-money market Fund and will result in additional savings if the net assets of those Funds exceed applicable breakpoints. Based on all of the information they reviewed, the Directors concluded that the proposed fee structure of each Fund was reasonable and that the rates of fees do reflect a sharing between the Adviser and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to the Adviser

The Directors also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Funds and the use by the Adviser and one of the sub-advisers of commissions paid by many of the Funds on their portfolio brokerage transactions to obtain research products and services benefiting the Funds and/or other clients of the Adviser. The Directors concluded that the use of the Funds’ “soft” commission dollars to obtain research products and services was consistent with

Basis for Approval of Investment Advisory Contracts (continued)

regulatory requirements and was likely to benefit each Fund that pays brokerage commissions. The Directors also concluded that, other than the services provided by the Adviser pursuant to the investment advisory contract and the fees to be paid by each Fund therefor, the Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from the Adviser’s receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that success of any Fund could attract other business to the Adviser and that the success of the Adviser could enhance the Adviser’s ability to serve the Funds.

After full consideration of the above factors as well as other factors that were instructive in evaluating the Contracts, the Directors, including all of the Independent Directors, concluded that the continuation of the investment advisory contract for each Fund giving effect to the reductions in fees, and the sub-advisory contracts for Marshall International Stock Fund, was in the best interest of the Fund and its shareholders.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectuses, which contain facts concerning each Fund’s objective and policies, management fees, expenses, and other information.

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-800-236-FUND (3863) and by accessing the Funds’ Statement of Additional Information, which is available on the Funds’ website at http://www.marshallfunds.com and on the SEC’s website at http://www.sec.gov.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-800-236-FUND (3863) and by accessing the SEC’s website at http://www.sec.gov.

Disclosure of Portfolio Holdings

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the Marshall Funds are not bank deposits or other obligations of, or issued, endorsed or guaranteed by, M&I Marshall & Ilsley Bank or any of its affiliates. Shares of the Marshall Funds, like shares of all mutual funds, are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

MARSHALL FUNDS

Marshall Investor Services
P.O. Box 1348
Milwaukee, Wisconsin 53201-1348
1-800-236-FUND (3863)
414-287-8555

TDD: Speech and Hearing Impaired Services
1-800-209-3520
http://www.marshallfunds.com

Grand Distribution Services, LLC, Distributor

M&I Investment Management Corp., Investment Adviser

©2007 Marshall Funds, Inc.

Not FDIC Insured	No Bank Guarantee	May Lose Value

07-321-184 (10/07)

Item 2.	Code of Ethics.

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has four audit committee financial experts serving on its audit committee, each of whom is “independent” within the meaning of Form N-CSR: John DeVincentis, Barbara J. Pope, John A. Lubs and Benjamin M. Cutler. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services.

The aggregate fees billed for professional services by PricewaterhouseCoopers LLP during the fiscal year 2007 and 2006 were as follows:

(a) Audit Fees for Registrant.

Fiscal year ended August 31, 2007	$253,500
Fiscal year ended August 31, 2006	$227,000

(b) Audit-Related Fees for Registrant. These fees were billed by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements.

Fiscal year ended August 31, 2007	$48,000
Fiscal year ended August 31, 2006	$40,000

(c) Tax Fees for Registrant. These fees were billed for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice and tax planning.

Fiscal year ended August 31, 2007	$49,000
Fiscal year ended August 31, 2006	$43,000

(d) All Other Fees.

Fiscal year ended August 31, 2007	None
Fiscal year ended August 31, 2006	None

(e)	Audit Committee’s pre-approval policies and procedures.

(1)	The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)	During the fiscal year ended August 31, 2007, all of the non-audit services provided by the Registrant’s principal accountant were pre-approved by the audit committee.

(f)	None.

(g)	During the last two fiscal years, there were no other non-audit services rendered by the Registrant’s independent auditors to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics. Incorporated by reference to the Registrant’s Form N-CSR filed November 8, 2006.

(a)(2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end management investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Marshall Funds, Inc.

/s/ John M. Blaser
By:	John M. Blaser
President
October 25, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ John M. Blaser
By:	John M. Blaser
President
(Principal Executive Officer)
October 25, 2007

/s/ Timothy M. Bonin
By:	Timothy M. Bonin
Treasurer
(Principal Financial Officer)
October 25, 2007